FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-193376-04

March 24, 2014

FREE WRITING PROSPECTUS

STRUCTURAL AND COLLATERAL TERM SHEET

$1,063,836,908
(Approximate Total Mortgage Pool Balance)

$925,538,000
(Approximate Offered Certificates)

COMM 2014-CCRE16

Deutsche Mortgage & Asset Receiving Corporation Depositor

Cantor Commercial Real Estate Lending, L.P. German American Capital Corporation The Bancorp Bank Sponsors and Mortgage Loan Sellers

Deutsche Bank Securities		Cantor Fitzgerald & Co.

Joint Bookrunning Managers and Co-Lead Managers

CastleOak Securities, L.P.	Credit Suisse	KeyBanc Capital Markets

Co-Managers

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE16 Mortgage Trust
Capitalized terms used but not defined herein have the meanings assigned to them in the other Free Writing Prospectus expected to be dated March 24, 2014, relating to the offered certificates (hereinafter referred to as the “Free Writing Prospectus”).

KEY FEATURES OF SECURITIZATION

Key Features:
Joint Bookrunners & Co-Lead Managers:	Deutsche Bank Securities Inc. Cantor Fitzgerald & Co.
Co-Managers:	CastleOak Securities, L.P., KeyBanc Capital Markets Inc. and Credit Suisse Securities (USA) LLC
Mortgage Loan Sellers:
Cantor Commercial Real Estate Lending, L.P. (“CCRE”) (51.7%), German American Capital Corporation* (“GACC”) (32.3%) and The Bancorp Bank (“Bancorp”)(16.1%)
*An indirect wholly owned subsidiary of Deutsche Bank AG.

Master Servicer:	KeyBank National Association
Operating Advisor:	Park Bridge Lender Services LLC
Special Servicer:	LNR Partners, LLC
Trustee:	Wells Fargo Bank, National Association
Certificate Administrator:	Wells Fargo Bank, National Association
Rating Agencies:	Fitch Ratings, Inc., Kroll Bond Rating Agency, Inc. and Standard & Poor’s Ratings Services
Determination Date:	The 6th day of each month, or if such 6th day is not a business day, the following business day, commencing in May 2014.
Distribution Date:	4th business day following the Determination Date in each month, commencing in May 2014.
Cut-off Date:	Payment Date in April 2014 (or related origination date, if later). Unless otherwise noted, all Mortgage Loan statistics are based on balances as of the Cut-off Date.
Settlement Date:	On or about April 9, 2014
Settlement Terms:	DTC, Euroclear and Clearstream, same day funds, with accrued interest.
ERISA Eligible:	All of the Offered Certificates are expected to be ERISA eligible.
SMMEA Eligible:	None of the Offered Certificates will be SMMEA eligible.
Day Count:	30/360
Tax Treatment:	REMIC
Rated Final Distribution Date:	April 2047
Minimum Denominations:	$10,000 (or $100,000 with respect to Class X-A) and in each case in multiples of $1 thereafter.
Clean-up Call:	1%
Pooled Collateral Facts(1):
Initial Outstanding Pool Balance:	$1,063,836,908
Number of Mortgage Loans:	56
Number of Mortgaged Properties:	84
Average Mortgage Loan Cut-off Date Balance:	$18,997,088
Average Mortgaged Property Cut-off Date Balance:	$12,664,725
Weighted Average Mortgage Loan U/W NCF DSCR:	1.53x
Range of Mortgage Loan U/W NCF DSCR:	1.21x – 2.23x
Weighted Average Mortgage Loan Cut-off Date LTV(2):	68.1%
Range of Mortgage Loan Cut-off Date LTV(2):	29.7% – 75.4%
Weighted Average Mortgage Loan Maturity Date LTV(2):	59.6%
Range of Mortgage Loan Maturity Date LTV(2):	20.3% – 71.8%
Weighted Average U/W NOI Debt Yield:	10.3%
Range of U/W NOI Debt Yield:	7.7% – 16.9%
Weighted Average Mortgage Loan Original Term to Maturity (months):	111
Weighted Average Mortgage Loan Remaining Term to Maturity (months):	110
Weighted Average Mortgage Loan Seasoning (months):	1
% Mortgage Loans with Amortization for Full Term:	43.7%
% Mortgage Loans with Partial Interest Only:	42.1%
% Mortgage Loans with Full Interest Only(3):	14.2%
% Mortgage Loans with Upfront or Ongoing Tax Reserves:	95.6%
% Mortgage Loans with Upfront or Ongoing Replacement Reserves(4):	93.4%
% Mortgage Loans with Upfront or Ongoing Insurance Reserves:	72.1%
% Mortgage Loans with Upfront or Ongoing TI/LC Reserves(5):	89.5%
% Mortgage Loans with Upfront Engineering Reserves:	53.2%
% Mortgage Loans with Upfront or Ongoing Other Reserves:	58.2%

(1)
With respect to the 25 Broadway Loan and the Google and Amazon Office Portfolio Loan, LTV, DSCR and Debt Yield calculations include the related pari passu companion loans. With respect to the 5 Star Self Storage loan, Cut-off Date LTV and U/W NOI Debt Yield have been calculated net of a $500,000 earnout reserve.

(2)
With respect to the Chateau Estates loan, the Cut-off Date LTV and Maturity Date LTV have been calculated based on the “As Stabilized” appraised value of $15.1 million. The “As-is” Cut-off Date LTV and “As-is” Maturity Date LTV are 79.3% and 64.9%, respectively.

(3)	Interest only through the maturity date.
(4)	Includes FF&E Reserves.
(5)	Represents the percent of the allocated Initial Outstanding Pool Balance of retail, office, industrial and mixed use properties only.

Distribution of Collateral by Property Type

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE16 Mortgage Trust

SUMMARY OF THE CERTIFICATES

OFFERED CERTIFICATES

Class(1)	Ratings (Fitch/KBRA/S&P)	Initial Certificate Balance or Notional Amount(2)		Initial Subordination Levels	Weighted Average Life (years)(3)	Principal Window (months)(3)	Certificate Principal to Value Ratio(4)	Underwritten NOI Debt Yield(5)
Class A-1	AAAsf / AAA(sf) / AAA(sf)	$54,127,000		30.000%(6)	2.81	1 - 58	47.7%	14.7%
Class A-2	AAAsf / AAA(sf) / AAA(sf)	$144,926,000		30.000%(6)	4.93	58 - 60	47.7%	14.7%
Class A-SB	AAAsf / AAA(sf) / AAA(sf)	$74,206,000		30.000%(6)	7.34	60 - 115	47.7%	14.7%
Class A-3	AAAsf / AAA(sf) / AAA(sf)	$190,000,000		30.000%(6)	9.80	115 - 119	47.7%	14.7%
Class A-4	AAAsf / AAA(sf) / AAA(sf)	$281,426,000		30.000%(6)	9.92	119 - 119	47.7%	14.7%
Class X-A(7)	AAAsf / AAA(sf) / NR	$819,153,000	(8)	N/A	N/A	N/A	N/A	N/A
Class A-M(9)	AAAsf / AAA(sf) / NR	$74,468,000	(10)	23.000%	9.97	119 - 120	52.4%	13.4%
Class B(9)	AA-sf / AA-(sf) / NR	$58,513,000	(10)	17.500%	10.00	120 - 120	56.2%	12.5%
Class PEZ(9)	A-sf / A-(sf) / NR	$180,853,000	(10)	13.000%(6)	9.99	119 - 120	59.2%	11.8%
Class C(9)	A-sf / A-(sf) / NR	$47,872,000	(10)	13.000%(6)	10.00	120 - 120	59.2%	11.8%

NON-OFFERED CERTIFICATES

Class(1)	Ratings (Fitch/KBRA/S&P)	Initial Certificate Balance or Notional Amount(2)		Initial Subordination Levels	Weighted Average Life (years)(3)	Principal Window (months)(3)	Certificate Principal to Value Ratio(4)	Underwritten NOI Debt Yield(5)
Class X-B(7)	BBB-sf / AAA(sf) / NR	$160,906,000	(8)	N/A	N/A	N/A	N/A	N/A
Class X-C(7)	NR / NR / NR	$83,777,908	(8)	N/A	N/A	N/A	N/A	N/A
Class D	BBB-sf / BBB-(sf) / NR	$54,521,000		7.875%	10.00	120 - 120	62.7%	11.2%
Class E	BBsf / BB(sf) / NR	$25,266,000		5.500%	10.00	120 - 120	64.4%	10.9%
Class F	Bsf / B+(sf) / NR	$10,639,000		4.500%	10.00	120 - 120	65.0%	10.8%
Class G	NR / NR / NR	$47,872,908		0.000%	10.00	120 - 120	68.1%	10.3%
(1)
The pass–through rates applicable to the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4, Class A–M, Class B, Class C, Class D, Class E, Class F and Class G Certificates will equal one of: (i) a fixed per annum rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, (iii) a rate equal to the lesser of a specified pass–through rate and the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, or (iv) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, less a specified rate. The Class PEZ Certificates will not have a pass-through rate, but will be entitled to receive the sum of the interest distributable on the percentage interest of the Class A–M, Class B and Class C trust components represented by the Class PEZ Certificates. The pass-through rate on the Class A–M, Class B and Class C trust components will at all times be the same as the pass-through rate of the Class A–M, Class B and Class C Certificates.

(2)
Approximate; subject to a permitted variance of plus or minus 5%. In addition, the notional amount of the Class X-A, Class X-B and Class X-C certificates may vary depending upon the final pricing of the classes of certificates and/or trust components whose Certificate Balances comprise such notional amounts, and, if as a result of such pricing the pass-through rate of the Class X-A, Class X-B or Class X-C certificates, as applicable, would be equal to zero, such class of certificates will not be issued on the closing date of this securitization.

(3)
The weighted average life and principal window during which distributions of principal would be received as set forth in the table with respect to each class of certificates with a Certificate Balance is based on (i) modeling assumptions and prepayment assumptions described in the Free Writing Prospectus, (ii) assumptions that there are no prepayments or losses on the mortgage loans and (iii) assumptions that there are no extensions of maturity dates.

(4)
“Certificate Principal to Value Ratio” for any class with a Certificate Balance is calculated as the product of (a) the weighted average mortgage loan Cut–off Date LTV of the mortgage pool, multiplied by (b) a fraction, the numerator of which is the total initial Certificate Balance of the related class of Certificates and all other classes, if any, that are senior to such class, and the denominator of which is the total initial Certificate Balance of all Certificates. The Certificate Principal to Value Ratios of the Class A–1, Class A–2, Class A–SB, Class A–3 and Class A–4 Certificates are calculated in the aggregate for those classes as if they were a single class.

(5)
“Underwritten NOI Debt Yield” for any class with a Certificate Balance is calculated as the product of (a) the weighted average U/W NOI Debt Yield for the mortgage pool, multiplied by (b) a fraction, the numerator of which is the total initial Certificate Balance and the denominator of which is the total initial Certificate Balance of the related class of Certificates and all other classes, if any, that are senior to such class. The Underwritten NOI Debt Yields of the Class A–1, Class A–2, Class A–SB, Class A–3 and Class A–4 Certificates are calculated in the aggregate for those classes as if they were a single class.

(6)
The initial subordination levels for the Class A–1, Class A–2, Class A–SB, Class A–3 and Class A–4 are represented in the aggregate. The initial subordination levels for the Class PEZ and Class C Certificates are equal to the initial subordination level of the underlying Class C trust component which will have an initial outstanding balance on the closing date of $47,872,000.

(7)
The pass–through rate applicable to the Class X–A, Class X–B and Class X–C Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary to accrue on the basis of a 360 day year consisting of twelve 30–day months), over (ii)(A) with respect to the Class X–A Certificates, the weighted average of the pass–through rates of the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4 and Class A–M Certificates (based on their Certificate Balances and without regard to any exchange of Class A–M, Class B and Class C Certificates for Class PEZ Certificates), as further described in the Free Writing Prospectus, (B) with respect to the Class X–B Certificates, the weighted average of the pass–through rates of the Class B, Class C and Class D Certificates (based on their Certificate Balances and without regard to any exchange of Class A–M, Class B and Class C Certificates for Class PEZ Certificates), as further described in the Free Writing Prospectus and (C) with respect to the Class X–C Certificates, the weighted average of the pass–through rates of the Class E, Class F and Class G Certificates (based on their Certificate Balances), as further described in the Free Writing Prospectus.

(8)
The Class X–A, Class X–B and Class X–C Certificates (the “Class X Certificates”) will not have Certificate Balances. None of the Class X–A, Class X–B and Class X–C Certificates are entitled to distributions of principal. The interest accrual amounts on the Class X–A Certificates will be calculated by reference to a notional amount equal to the sum of the total Certificate Balances of each of the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4 and Class A–M Certificates (without regard to any exchange of Class A–M, Class B, and Class C Certificates for Class PEZ Certificates). The interest accrual amounts on the Class X–B Certificates will be calculated

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE16 Mortgage Trust

SUMMARY OF THE CERTIFICATES

by reference to a notional amount equal to the Certificate Balances of each the Class B, Class C and Class D Certificates (without regard to any exchange of Class A–M, Class B, and Class C Certificates for Class PEZ Certificates). The interest accrual amounts on the Class X–C Certificates will be calculated by reference to a notional amount equal to the sum of the total Certificate Balances of each of the Class E, Class F and Class G Certificates.

(9)
Up to the full Certificate Balance of the Class A–M, Class B and Class C Certificates may be exchanged for Class PEZ Certificates, and Class PEZ Certificates may be exchanged for up to the full Certificate Balance of the Class A–M, Class B and Class C Certificates.

(10)
On the closing date, the issuing entity will issue the Class A–M, Class B and Class C trust components, which will have outstanding principal balances on the closing date of $74,468,000, $58,513,000 and $47,872,000, respectively. The Class A–M, Class B, Class PEZ and Class C Certificates will, at all times, represent undivided beneficial ownership interests in a grantor trust that will hold such trust components. Each class of the Class A–M, Class B and Class C Certificates will, at all times, represent a beneficial interest in a percentage of the outstanding principal balance of the Class A–M, Class B and Class C trust components, respectively. The Class PEZ Certificates will, at all times, represent a beneficial interest in the remaining percentages of the outstanding principal balances of the Class A–M, Class B and Class C trust components. Following any exchange of Class A–M, Class B and Class C Certificates for Class PEZ Certificates or any exchange of Class PEZ Certificates for Class A–M, Class B and Class C Certificates as described in the Free Writing Prospectus, the percentage interest of the outstanding principal balances of the Class A–M, Class B and Class C trust component that is represented by the Class A–M, Class B, Class PEZ and Class C Certificates will be increased or decreased accordingly. The initial Certificate Balance of each of the Class A–M, Class B and Class C Certificates represents the Certificate Balance of such class without giving effect to any exchange. The initial Certificate Balance of the Class PEZ Certificates is equal to the aggregate of the initial Certificate Balance of the Class A–M, Class B and Class C Certificates and represents the maximum Certificate Balance of the Class PEZ Certificates that could be issued in an exchange; such initial Certificate Balance is not included in the aggregate certificate principal balance of the offered certificates set forth on the cover page of this Term Sheet. The Certificate Balances of the Class A–M, Class B and Class C Certificates to be issued on the closing date will be reduced, in required proportions, by an amount equal to the Certificate Balance of the Class PEZ Certificates issued on the closing date.

Short–Term Certificate Principal Paydown Summary(1)

Class	Mortgage Loan Seller	Mortgage Loan	Property Type	Cut–off Date Balance	Remaining Term to Maturity (Mos.)	Cut-off Date LTV Ratio	U/W NCF DSCR	U/W NOI Debt Yield
A-1/A-2	Bancorp	4-6 West 14th Street	Mixed Use	$7,978,591	58	53.4%	1.38x	8.8%
A-1/A-2	CCRE	Menlo Park Plaza	Retail	$5,187,071	58	68.3%	1.22x	8.4%
A-1/A-2	CCRE	Lincoln Park Townhomes	Multifamily	$4,070,456	58	70.2%	1.66x	16.9%
A-2	GACC	Towngate Center	Retail	$32,100,000	59	74.0%	1.40x	9.3%
A-2	Bancorp	Madison Square at Northlake Apartments	Multifamily	$28,500,000	59	72.9%	1.24x	7.9%
A-2	CCRE	Hampden Centre	Retail	$13,182,053	59	58.6%	1.61x	11.7%
A-2	CCRE	North Charleston Center	Retail	$12,536,681	59	73.3%	1.44x	10.7%
A-2	Bancorp	The Pointe	Multifamily	$10,000,000	59	70.3%	1.33x	8.9%
A-2	CCRE	Magi 6 Self Storage Portfolio	Self Storage	$5,393,983	59	70.1%	1.75x	11.5%
A-2/A-SB	Bancorp	Best Buy Mount Vernon	Retail	$13,425,000	60	75.0%	1.36x	8.5%
A-2/A-SB	GACC	840 East 134th Street	Self Storage	$11,250,000	60	48.7%	1.52x	11.8%
A-2/A-SB	Bancorp	Lineberry Portfolio	Retail	$7,700,000	60	71.2%	1.37x	8.8%
A-SB	CCRE	Heinz Distribution Center	Industrial	$7,400,000	84	61.7%	1.33x	11.3%
(1)
This table identifies loans with balloon payments due during the principal paydown window assuming 0% CPR and no losses for the indicated Certificates. See “Yield and Maturity Considerations – Yield Considerations” in the Free Writing Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE16 Mortgage Trust

TRANSACTION HIGHLIGHTS

▪	$1,063,836,908 (Approximate) New–Issue Multi–Borrower CMBS:

–
Overview: The mortgage pool consists of 56 fixed–rate commercial and multifamily loans that have an aggregate Cut–off Date Balance of $1,063,836,908 (the “Initial Outstanding Pool Balance”), have an average Cut–off Date Balance of $18,997,088 per Mortgage Loan and are secured by 84 Mortgaged Properties located throughout 28 states.

–	LTV: 68.1% weighted average Cut–off Date LTV and 59.6% weighted average Maturity Date LTV.

–	DSCR: 1.64x weighted average Debt Service Coverage Ratio, based on Underwritten NOI. 1.53x weighted average Debt Service Coverage Ratio, based on Underwritten NCF.

–	Debt Yield: 10.3% weighted average debt yield, based on Underwritten NOI. 9.6% weighted average debt yield, based on Underwritten NCF.

–
Credit Support: 30.000% credit support for the Class A–1, Class A–2, Class A–SB, Class A–3 and Class A–4 Certificates in the aggregate, which are each rated AAAsf / AAA(sf) / AAA(sf) by Fitch/KBRA/S&P.

▪	Loan Structural Features:

–	Amortization: 85.8% of the Mortgage Loans by Cut–off Date Balance have scheduled amortization:

▪	43.7% of the Mortgage Loans by Cut–off Date Balance have amortization for the entire term with a balloon payment due at Maturity.

▪	42.1% of the Mortgage Loans by Cut–off Date Balance have scheduled amortization following a partial interest–only period with a balloon payment due at Maturity.

▪	14.2% of the Mortgage Loans by Cut-off Date Balance are interest-only for the entire term.

–	Hard Lockboxes: 71.7% of the Mortgage Loans by Cut–off Date Balance have Hard Lockboxes in place.

▪
Cash Traps: 91.6% of the Mortgage Loans by Cut–off Date Balance have cash traps triggered by certain declines in net cash flow, all at levels greater than or equal to 1.10x, that fund an excess cash flow reserve.

–	Reserves: The Mortgage Loans require amounts to be escrowed for reserves upfront or on an ongoing basis as follows:

▪	Real Estate Taxes: 53 Mortgage Loans representing 95.6% of the total Cut–off Date Balance.

▪	Insurance Reserves: 43 Mortgage Loans representing 72.1% of the total Cut–off Date Balance.

▪	Replacement Reserves (Including FF&E Reserves): 53 Mortgage Loans representing 93.4% of the total Cut–off Date Balance.

▪	Tenant Improvement / Leasing Commissions: 27 Mortgage Loans representing 89.5% of the total allocated Cut–off Date Balance of office, retail, industrial and mixed use properties only.

–	Defeasance: 89.1% of the Mortgage Loans by Cut–off Date Balance permit defeasance only after a lockout period and prior to an open period.

–	Yield Maintenance: 10.9% of the Mortgage Loans by Cut–off Date Balance permit prepayment only after a lockout period and prior to an open period with a Yield Maintenance Charge.

▪	Multiple–Asset Types > 5.0% of the Total Pool:

–	Office: 30.8% of the Mortgaged Properties by allocated Cut–off Date Balance are office properties.

–	Retail: 21.6% of the Mortgaged Properties by allocated Cut–off Date Balance are retail properties.

–	Hospitality: 15.3% of the Mortgaged Properties by allocated Cut–off Date Balance are hospitality properties.

–	Mixed Use: 14.2% of the Mortgaged Properties by allocated Cut–off Date Balance are mixed use properties.

–	Multifamily: 13.4% of the Mortgaged Properties by allocated Cut–off Date Balance are multifamily properties.

▪
Geographic Diversity: The 84 Mortgaged Properties are located throughout 28 states with only two states having greater than 10.0% by allocated Cut–off Date Balance: New York (22.6%, of which 21.3% by allocated Cut–off Date Balance are located in New York City) and California (18.8%).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE16 Mortgage Trust

STRUCTURE OVERVIEW

Principal Payments:
Payments in respect of principal of the Certificates will be distributed, first, to the Class A–SB Certificates, until the Certificate Balance of such Class is reduced to the planned principal balance for the related Distribution Date set forth on Annex A–3 to the Free Writing Prospectus, then, to the Class A–1, Class A–2, Class A–3, Class A–4 and Class A–SB Certificates, in that order, until the Certificate Balance of each such Class is reduced to zero, then, to the Class A–M trust component (and correspondingly to the Class A–M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A–M trust component) until the principal balance of the Class A–M trust component has been reduced to zero, then, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component) until the principal balance of the Class B trust component has been reduced to zero, then, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), until the principal balance of the Class C trust component has been reduced to zero, and then, to the Class D, Class E, Class F and Class G Certificates, in that order, until the Certificate Balance of each such Class is reduced to zero. Notwithstanding the foregoing, if the total principal balance of the Class A–M trust component, Class B trust component, Class C trust component and the Certificate Balances of the Class D through Class G Certificates have been reduced to zero as a result of loss allocation, payments in respect of principal of the Certificates will be distributed, first, to the Class A–1, Class A–2, Class A–3, Class A–4 and Class A–SB Certificates, on a pro rata basis, based on the Certificate Balance of each such Class, then, to the extent of any recoveries on realized losses, to the Class A-M trust component (and correspondingly to the Class A–M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A–M trust component), then, to the extent of any recoveries on realized losses, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component), then, to the extent of any recoveries on realized losses, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), then, to the extent of any recoveries on realized losses, to the Class D, Class E, Class F and Class G Certificates, in that order, in each case until the Certificate Balance of each such Class or trust component is reduced to zero (or previously allocated realized losses have been fully reimbursed).

The Class X–A, Class X–B and Class X–C Certificates will not be entitled to receive distributions of principal; however, (i) the notional amount of the Class X–A Certificates will be reduced by the aggregate amount of principal distributions and realized losses allocated to the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4 and the Class A–M Certificates (without regard to any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates); (ii) the notional amount of the Class X–B Certificates will be reduced by the principal distributions and realized losses allocated to the Class B, Class C and Class D Certificates (without regard to any exchange of Class A–M, Class B and Class C Certificates for Class PEZ Certificates); and (iii) the notional amount of the Class X–C Certificates will be reduced by the principal distributions and realized losses allocated to the Class E, Class F and Class G Certificates.

Interest Payments:
On each Distribution Date, interest accrued for each Class of the Certificates or trust component at the applicable pass–through rate will be distributed in the following order of priority, to the extent of available funds: first, to the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4, Class X–A, Class X–B and Class X–C Certificates, on a pro rata basis, based on the accrued and unpaid interest on each such Class, then, to the Class A–M trust component (and correspondingly to the Class A–M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests of the accrued and unpaid interest on the Class A–M trust component), then, to the Class B trust

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests of the accrued and unpaid interest on the Class B trust component), then, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests of the accrued and unpaid interest on the Class C trust component), and then, to the Class D, Class E, Class F and Class G Certificates, in that order, in each case until the interest payable to each such Class is paid in full.

The pass–through rates applicable to the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4, Class A–M, Class B, Class C, Class D, Class E, Class F and Class G Certificates for each Distribution Date will equal one of: (i) a fixed per annum rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, (iii) a rate equal to the lesser of a specified pass–through rate and the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, or (iv) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, less a specified rate. The pass-through rate on the Class A–M, Class B and Class C trust components will at all times be the same as the pass-through rate of the Class A–M, Class B and Class C Certificates. The Class PEZ Certificates will not have a pass-through rate, but will be entitled to receive the sum of interest distributable on the percentage interest of the Class A–M, Class B and Class C trust components represented by the PEZ Certificates.

The pass–through rate applicable to the Class X–A, Class X–B and Class X–C Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months), over (ii)(A) with respect to the Class X–A Certificates, the weighted average of the pass–through rates of the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4 and Class A–M Certificates (based on their Certificate Balances and without regard to any exchange of Class A–M, Class B and Class C Certificates for Class PEZ Certificates), as further described in the Free Writing Prospectus, (B) with respect to the Class X–B Certificates, the weighted average of the pass–through rates of the Class B, Class C and Class D Certificates (based on their Certificate Balances and without regard to any exchange of Class A–M, Class B and Class C Certificates for Class PEZ Certificates), as further described in the Free Writing Prospectus and (C) with respect to the Class X–C Certificates, the weighted average of the pass–through rates of the Class E, Class F and Class G Certificates (based on their Certificate Balances), as further described in the Free Writing Prospectus.

Prepayment Interest Shortfalls:
Net prepayment interest shortfalls will be allocated pro rata based on interest entitlements, in reduction of the interest otherwise payable with respect to each of the interest–bearing certificate classes.

Loss Allocation:
Losses will be allocated to each Class of Certificates in reverse alphabetical order starting with Class G through and including Class D, then, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), then, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component), then, to the Class A–M trust component (and correspondingly

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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to the Class A–M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A–M trust component), and then to Class A–1, Class A–2, Class A–SB Class A–3 and Class A–4 Certificates on a pro rata basis based on the Certificate Balance of each such class. The notional amount of any Class of Class X Certificates will be reduced by the aggregate amount of realized losses allocated to Certificates and trust components that are components of the notional amount of such Class of Class X Certificates.

Prepayment Premiums:
A percentage of all prepayment premiums (either fixed prepayment premiums or yield maintenance amounts) collected will be allocated to each of the Class A–1, Class A–2, Class A–3, Class A–SB, Class A–4 and Class D Certificates and the Class A–M, Class B and Class C trust components (the “YM P&I Certificates”) then entitled to principal distributions, which percentage will be equal to the product of (a) a fraction, not greater than one, the numerator of which is the amount of principal distributed to such Class or trust component on such Distribution Date and the denominator of which is the total amount of principal distributed to the holders of the Class A–1, Class A–2, Class A–3, Class A–SB, Class A–4 and Class D Certificates and the Class A–M, Class B and Class C trust components on such Distribution Date, and (b) a fraction (expressed as a percentage which can be no greater than 100% nor less than 0%), the numerator of which is the excess of the pass–through rate of each such Class of Certificates or trust component currently receiving principal over the relevant Discount Rate, and the denominator of which is the excess of the Mortgage Rate of the related Mortgage Loan over the relevant Discount Rate.

Prepayment Premium Allocation Percentage for all YM P&I Certificates =

(Pass–Through Rate – Discount Rate)	X	The percentage of the principal distribution amount to such Class or trust component as described in (a) above
(Mortgage Rate – Discount Rate)

The remaining percentage of the prepayment premiums will be allocated to the Class X Certificates in the manner described in the Free Writing Prospectus. In general, this formula provides for an increase in the percentage of prepayment premiums allocated to the YM P&I Certificates then entitled to principal distributions relative to the Class X Certificates as Discount Rates decrease and a decrease in the percentage allocated to such Classes as Discount Rates rise.

All prepayment premiums (either fixed prepayment premiums or yield maintenance amounts) allocated in respect of (i) the Class A–M trust component as described above will be allocated between the Class A–M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A–M trust component, (ii) the Class B trust component as described above will be allocated between the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component, and (iii) the Class C trust component as described above will be allocated between the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Loan Combinations:
The Mortgaged Property identified on Annex A–1 to the Free Writing Prospectus as 25 Broadway secures a Mortgage Loan with an outstanding principal balance as of the Cut–off Date of $120,000,000, evidenced by Note A-2 (the “25 Broadway Loan”), representing approximately 11.3% of the Initial Outstanding Pool Balance, and also secures on a pari passu basis a companion loan that has an outstanding principal balance as of the Cut-off Date of $130,000,000, evidenced by Note A-1, which is currently held by GACC and may be sold or further divided at any time (subject to compliance with the terms of the related intercreditor agreement). The 25 Broadway Loan and related companion loan are pari passu in right of payment and are collectively referred to herein as the “25 Broadway Loan Combination.”

The 25 Broadway Loan Combination will initially be serviced pursuant to the pooling and servicing agreement related to this transaction (the “Pooling and Servicing Agreement”) and the related intercreditor agreement. It is expected that servicing of the 25 Broadway Loan Combination will transfer to the pooling and servicing agreement for a to be determined securitization of the 25 Broadway pari passu companion loan. For additional information regarding the 25 Broadway Loan Combination, see “Description of the Mortgage Pool—Loan Combinations—The 25 Broadway Loan Combination” in the Free Writing Prospectus.

The portfolio of Mortgaged Properties identified on Annex A–1 to the Free Writing Prospectus as Google and Amazon Office Portfolio secures a Mortgage Loan with an outstanding principal balance as of the Cut–off Date of $67,200,000, evidenced by Note A-4 (the “Google and Amazon Office Portfolio Loan”), representing approximately 6.3% of the Initial Outstanding Pool Balance, and also secures on a pari passu basis three companion loans that have an aggregate outstanding principal balance as of the Cut-off Date of $385,000,000, evidenced by Note A-1, Note A-2 and Note A-3. Note A-1 has a principal balance as of the Cut-off Date of $155,000,000 and is currently included in the COMM 2014-CCRE14 Mortgage Trust securitization. Note A-2 has a principal balance as of the Cut-off Date of $110,000,000 and is currently included in the COMM 2014-CCRE15 Mortgage Trust securitization. Note A-3 has a principal balance as of the Cut-off Date of $120,000,000 and is currently included in the COMM 2014-UBS2 Mortgage Trust securitization. The Google and Amazon Office Portfolio Loan and related companion loans are pari passu in right of payment and are collectively referred to herein as the “Google and Amazon Office Portfolio Loan Combination.”

The Google and Amazon Office Portfolio Loan Combination will be serviced pursuant to the COMM 2014-CCRE14 pooling and servicing agreement and the related intercreditor agreement. For additional information regarding the Google and Amazon Office Portfolio Loan Combination, see “Description of the Mortgage Pool—Loan Combinations—The Google and Amazon Office Portfolio Loan Combination” in the Free Writing Prospectus.

Control Rights:
Certain Classes of Certificates (the “Control Eligible Certificates”) will have certain control rights over servicing matters with respect to each Mortgage Loan (other than with respect to the 25 Broadway Loan Combination and the Google and Amazon Office Portfolio Loan Combination). The majority owner or appointed representative of the Class of Control Eligible Certificates that is the Controlling Class (such owner or representative, the “Directing Holder”), will be entitled to direct the Special Servicer to take, or refrain from taking certain actions with respect to a Mortgage Loan. Furthermore, the Directing Holder will also have the right to receive notice and consent to certain material actions that the Master Servicer and the Special Servicer proposes to take with respect to such Mortgage Loan.

For a description of the directing holder for the Google and Amazon Office Portfolio Loan Combination, which are each referred to herein as a “Loan Combination Directing Holder”, see “Description of the Mortgage Pool—Loan Combinations” and “Description of the Pooling and Servicing Agreement—The Directing Holder” in the Free Writing Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Control Eligible Certificates:	Class E, Class F and Class G Certificates.
Controlling Class:
The Controlling Class will be the most subordinate Class of Control Eligible Certificates then outstanding that has an aggregate Certificate Balance, as notionally reduced by any Appraisal Reduction Amounts allocable to such Class, equal to no less than 25% of the initial Certificate Balance of such Class.

The Controlling Class as of the Settlement Date will be the Class G Certificates.

The holder of the control rights with respect to the Google and Amazon Office Portfolio Loan Combination will be the related Loan Combination Directing Holder.

Appraised–Out Class:	Any Class of Control Eligible Certificates that has been determined, as a result of Appraisal Reductions Amounts allocable to such Class, to no longer be the Controlling Class.
Remedies Available to Holders of an Appraised–Out Class:

Holders of the majority of any Class of Control Eligible Certificates that is determined at any time of determination to no longer be the Controlling Class as a result of an allocation of an Appraisal Reduction Amounts in respect of such Class will have the right, at their sole expense, to require the Special Servicer to order a second appraisal for any Mortgage Loan for which an Appraisal Reduction Event has occurred. Upon receipt of the second appraisal, the Special Servicer will be required to determine, in accordance with the Servicing Standard, whether, based on its assessment of the second appraisal, a recalculation of the Appraisal Reduction Amount is warranted. If warranted, the Special Servicer will direct the Master Servicer to recalculate the Appraisal Reduction Amount based on the second appraisal, and if required by such recalculation, the Special Servicer will reinstate the Appraised–Out Class as the Controlling Class. The Holders of an Appraised–Out Class requesting a second appraisal will not be entitled to exercise any rights of the Controlling Class until such time, if any, as the Class is reinstated as the Controlling Class.

Directing Holder:
It is expected that LNR Securities Holdings, LLC or an affiliate will be the initial Directing Holder for each Mortgage Loan other than the 25 Broadway Loan Combination and the Google and Amazon Office Portfolio Loan Combination.

See “Description of the Mortgage Pool—Loan Combinations” and “Description of the Pooling and Servicing Agreement—The Directing Holder” in the Free Writing Prospectus for a description of directing holder for the 25 Broadway Loan Combination and the Google and Amazon Office Portfolio Loan Combination.

Control Termination Event:
Will occur when no Class of Control Eligible Certificates has a Certificate Balance (as notionally or actually reduced by any Appraisal Reduction Amounts and Realized Losses) equal to or greater than 25% of the Certificate Balance as of the Settlement Date.

Upon the occurrence and the continuance of a Control Termination Event, the Controlling Class will no longer have any Control Rights. The Directing Holder will no longer have the right to direct certain actions of the Special Servicer and will no longer have consent rights with respect to certain material actions that the Master Servicer or Special Servicer proposes to take with respect to a Mortgage Loan.

Upon the occurrence and continuation of a Control Termination Event, the Directing Holder (i.e., the majority owner or representative of the senior most Class of Control Eligible Certificates) will retain non–binding consultation rights with respect to certain material actions that the Special Servicer proposes to take with respect to a Mortgage Loan. Such consultation rights will continue until the occurrence of a Consultation Termination Event.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Consultation Termination Event:
Will occur when, without giving regard to the application of any Appraisal Reduction Amounts (i.e., giving effect to principal reduction through Realized Losses only), there is no Class of Control Eligible Certificates that has an aggregate Certificate Balance equal to 25% or more of the initial Certificate Balance of such Class.

Upon the occurrence and continuance of a Consultation Termination Event, the Directing Holder will have no rights under the Pooling and Servicing Agreement other than those rights that all Certificateholders have.

Appointment and Replacement of Special Servicer:

The Directing Holder will appoint the initial Special Servicer as of the Settlement Date. Prior to the occurrence and continuance of a Control Termination Event, the Special Servicer (other than with respect to the 25 Broadway Loan Combination and the Google and Amazon Office Portfolio Loan Combination) may generally be replaced at any time by the Directing Holder.

Upon the occurrence and during the continuance of a Control Termination Event, the Directing Holder will no longer have the right to replace the Special Servicer and such replacement (other than with respect to the 25 Broadway Loan Combination and the Google and Amazon Office Portfolio Loan Combination) will occur based on a vote of holders of all voting eligible Classes of Certificates as described below. See “Description of the Mortgage Pool—Loan Combinations” and “Description of the Pooling and Servicing Agreement” in the Free Writing Prospectus for a description of the special servicer appointment and replacement rights with respect to the 25 Broadway Loan Combination and the Google and Amazon Office Portfolio Loan Combination.

Replacement of Special Servicer by Vote of Certificateholders:

Other than with respect to the 25 Broadway Loan Combination and the Google and Amazon Office Portfolio Loan Combination, if a Control Termination Event has occurred and is continuing, upon (i) the written direction of holders of Certificates evidencing not less than 25% of the voting rights of all Classes of Certificates entitled to principal (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) requesting a vote to replace the Special Servicer with a replacement Special Servicer, (ii) payment by such requesting holders to the Certificate Administrator of all reasonable fees and expenses to be incurred by the Certificate Administrator in connection with administering such vote and (iii) delivery by such holders to the Certificate Administrator of written confirmations from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the Certificates, the Certificate Administrator will be required to promptly provide written notice to all certificateholders of such request and conduct the solicitation of votes of all Certificates in such regard. Upon the written direction (within 180 days) of (i) Holders of at least 75% of a Certificateholder Quorom or (ii) the Holders of more than 50% of the voting rights of each Class of Non–Reduced Certificates, the Trustee will immediately replace the Special Servicer (other than with respect to the 25 Broadway Loan Combination and the Google and Amazon Office Portfolio Loan Combination) with the replacement Special Servicer.

“Certificateholder Quorum” means, in connection with any solicitation of votes in connection with the replacement of the Special Servicer as described above, the holders of Certificates evidencing at least 75% of the aggregate voting rights (taking into account Realized Losses and the application of any Appraisal Reduction Amounts to notionally reduce the Certificate Balance of the Certificates) of all classes of Certificates entitled to principal, on an aggregate basis.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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In addition, after the occurrence of a Consultation Termination Event, if the Operating Advisor determines that the Special Servicer is not performing its duties in accordance with the Servicing Standard, the Operating Advisor will have the right to recommend the replacement of the Special Servicer (other than with respect to the 25 Broadway Loan Combination and the Google and Amazon Office Portfolio Loan Combination). The Operating Advisor’s recommendation to replace the Special Servicer (other than with respect to the 25 Broadway Loan Combination and the Google and Amazon Office Portfolio Loan Combination) must be confirmed by a majority of the voting rights of all Classes of Certificates entitled to principal (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) within 180 days from the time such recommendation is posted to the Certificate Administrator website and is subject to the receipt of written confirmations from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the Certificates. See “Description of the Mortgage Pool—Loan Combinations” and “Description of the Pooling and Servicing Agreement” in the Free Writing Prospectus for a description of the special servicer appointment and replacement rights with respect to the 25 Broadway Loan Combination and the Google and Amazon Office Portfolio Loan Combination.

Cap on Workout and Liquidation Fees:

The workout fees and liquidation fees payable to a Special Servicer under the Pooling and Servicing Agreement will be an amount equal to the lesser of: (1) 1.0% of each collection of interest and principal following a workout or liquidation and (2) $1,000,000 per workout or liquidation. All Modification Fees actually paid to the Special Servicer in connection with a workout or liquidation or in connection with any prior workout or partial liquidation that occurred within the prior 18 months will be deducted from the total workout and/or liquidation fees payable (other than Modification Fees earned while the Mortgage Loan was not in special servicing). In addition, the total amount of workout and liquidation fees actually payable by the Trust under the Pooling and Servicing Agreement will be capped in the aggregate at $1,000,000 for each Mortgage Loan. If a new special servicer begins servicing the Mortgage Loan, all amounts paid to the prior special servicer will be disregarded for purposes of calculating the cap.

Special Servicer Compensation:
The special servicing fee will equal 0.25% per annum of the stated principal balance of the related specially serviced loan or REO property. The Special Servicer and its affiliates will be prohibited from receiving or retaining any compensation or any other remuneration under the Pooling and Servicing Agreement (including in the form of commissions, brokerage fees, rebates, or as a result of any other fee–sharing arrangement) from any person (including the issuing entity, any borrower, any manager, any guarantor or indemnitor in respect of a Mortgage Loan or Serviced Loan Combination, if any, and any purchaser of any Mortgage Loan, Serviced Companion Loan or REO Property) in connection with the disposition, workout or foreclosure of any Mortgage Loan or Serviced Loan Combination, the management or disposition of any REO Property, or the performance of any other special servicing duties under the Pooling and Servicing Agreement, other than as expressly permitted in the Pooling and Servicing Agreement and other than commercially reasonable treasury management fees, banking fees and insurance commissions or fees received or retained by the Special Servicer or any of its Affiliates in connection with any services performed by such party with respect to any mortgage loan. Subject to certain limited exceptions, the Special Servicer will also be required to report any compensation or other remuneration the Special Servicer or its affiliates have received from any person and such information will be disclosed in the Certificateholders’ monthly distribution date statement.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE16 Mortgage Trust

STRUCTURE OVERVIEW

Operating Advisor:
With respect to the Mortgage Loans (other than with respect to the 25 Broadway Loan Combination and the Google and Amazon Office Portfolio Loan Combination) and prior to the occurrence of a Control Termination Event, the Operating Advisor will have access to any final asset status report and all information available with respect to the transaction on the Certificate Administrator’s website but will not have any approval or consultation rights. After the occurrence and during the continuance of a Control Termination Event, the Operating Advisor will have consultation rights with respect to certain major decisions and will have additional monitoring responsibilities on behalf of the entire trust.

The Operating Advisor will be subject to termination if holders of at least 15% of the aggregate voting rights of the Certificates (in connection with termination and replacement relating to the Mortgage Loans) vote to terminate and replace the Operating Advisor and such vote is approved by holders of more than 50% of the applicable voting rights that exercise their right to vote, provided that holders of at least 50% of the applicable voting rights have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

The Operating Advisor will not have consultation rights in respect of the 25 Broadway Loan Combination or the Google and Amazon Office Portfolio Loan Combination.

Liquidated Loan Waterfall:
On liquidation of any Mortgage Loan, all net liquidation proceeds will be applied so that amounts allocated as a recovery of accrued and unpaid interest will not, in the first instance, include any amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts. After the adjusted interest amount is so allocated, any remaining net liquidation proceeds will be allocated to pay principal on the Mortgage Loan until the unpaid principal amount of the Mortgage Loan has been reduced to zero. Any remaining liquidation proceeds would then be allocated as a recovery of accrued and unpaid interest corresponding to the amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE16 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Cut–off Date Balances(1)
					% of Initial	Weighted Averages
Range of Cut–off Date Balances			Number of Mortgage Loans	Aggregate Cut–off Date Balance	Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut–off Date LTV Ratio(2)	LTV Ratio at Maturity(2)
$694,566	-	$7,499,999	19	$87,865,609	8.3%	5.0784%	106	1.50x	67.3%	55.1%
$7,500,000	-	$14,999,999	17	$193,586,279	18.2%	4.8935%	96	1.48x	68.6%	59.6%
$15,000,000	-	$24,999,999	10	$200,551,891	18.9%	4.9856%	120	1.47x	71.0%	60.0%
$25,000,000	-	$49,999,999	5	$161,818,600	15.2%	4.7557%	96	1.48x	65.0%	59.9%
$50,000,000	-	$74,999,999	2	$121,140,392	11.4%	4.9468%	118	1.60x	66.2%	57.5%
$75,000,000	-	$120,000,000	3	$298,874,137	28.1%	4.9794%	119	1.62x	68.5%	61.5%
Total/Weighted Average			56	$1,063,836,908	100.0%	4.9354%	110	1.53x	68.1%	59.6%

Distribution of Mortgage Rates(1)
					% of Initial	Weighted Averages
Range of Mortgage Rates			Number of Mortgage Loans	Aggregate Cut–off Date Balance	Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut–off Date LTV Ratio(2)	LTV Ratio at Maturity(2)
4.4500%	-	4.4999%	6	$60,221,028	5.7%	4.4628%	64	1.40x	71.1%	66.6%
4.5000%	-	4.7499%	7	$219,728,591	20.7%	4.6743%	107	1.77x	66.5%	64.9%
4.7500%	-	4.9999%	19	$315,639,926	29.7%	4.8743%	116	1.56x	69.6%	58.4%
5.0000%	-	5.8495%	24	$468,247,364	44.0%	5.1598%	114	1.42x	67.3%	57.1%
Total/Weighted Average			56	$1,063,836,908	100.0%	4.9354%	110	1.53x	68.1%	59.6%

Property Type Distribution(1)(3)
					Weighted Averages
Property Type	Number of Mortgaged Properties	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Number of Units, Rooms, or NRA	Cut–off Date Balance per Unit/Room /NRA	Mortgage Rate	Stated Remaining Term (Mos.)	Occupancy	U/W NCF DSCR		Cut–off Date LTV Ratio(2)	LTV Ratio at Maturity(2)
Office	11	$327,855,000	30.8%	2,743,251	$310	4.8634%	119	96.8%	1.63	x	65.4%	60.2%
CBD	5	$195,780,000	18.4%	1,377,716	$241	4.8387%	119	96.6%	1.67	x	65.6%	61.8%
Suburban	4	$94,075,000	8.8%	1,295,535	$342	5.0037%	118	99.0%	1.43	x	67.4%	58.1%
Medical	2	$38,000,000	3.6%	70,000	$580	4.6437%	119	92.6%	1.93	x	59.2%	57.2%
Retail	23	$230,206,095	21.6%	2,230,102	$276	4.8101%	97	92.4%	1.55	x	70.1%	61.0%
Anchored(4)	19	$210,546,963	19.8%	2,146,535	$278	4.7967%	97	91.6%	1.56	x	70.0%	61.1%
Unanchored	4	$19,659,132	1.8%	83,567	$257	4.9534%	103	100.0%	1.42	x	70.1%	59.7%
Hospitality	12	$163,192,737	15.3%	1,361	$172,252	5.1631%	119	73.7%	1.69	x	64.3%	50.7%
Full Service	2	$113,842,737	10.7%	562	$216,640	5.1411%	119	75.3%	1.56	x	65.4%	50.6%
Limited Service	10	$49,350,000	4.6%	799	$69,856	5.2141%	120	70.1%	2.01	x	61.6%	50.9%
Multifamily	14	$142,422,492	13.4%	1,992	$84,253	4.8436%	101	95.3%	1.32	x	71.4%	63.6%
Garden	11	$122,660,510	11.5%	1,799	$79,754	4.8200%	98	95.2%	1.31	x	72.3%	65.3%
Mid Rise	3	$19,761,982	1.9%	193	$112,177	4.9897%	118	96.1%	1.33	x	65.7%	53.0%
Mixed Use	5	$151,544,961	14.2%	689,666	$276	5.0306%	116	93.6%	1.34	x	72.9%	63.6%
Office/Retail	3	$109,078,591	10.3%	429,357	$272	5.0689%	115	92.4%	1.34	x	72.5%	64.1%
Office/Industrial	1	$22,476,370	2.1%	219,741	$102	5.0500%	119	93.9%	1.37	x	74.9%	61.8%
Parking Garage/Retail	1	$19,990,000	1.9%	40,568	$493	4.8000%	120	100.0%	1.31	x	73.2%	63.0%
Self Storage	17	$35,193,983	3.3%	898,712	$47	5.3037%	91	90.8%	1.55	x	63.3%	56.0%
Industrial	2	$13,421,641	1.3%	141,538	$95	5.0045%	99	97.1%	1.34	x	67.6%	53.6%
Total/Weighted Average	84	$1,063,836,908	100.0%			4.9354%	110	91.5%	1.53	x	68.1%	59.6%

Geographic Distribution(1)(3)
				Weighted Averages
State/Location	Number of Mortgaged Properties	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR		Cut–off Date LTV Ratio(2)	LTV Ratio at Maturity(2)
New York	11	$240,089,619	22.6%	4.8493%	111	1.62	x	64.6%	60.7%
New York City	10	$226,664,619	21.3%	4.8729%	114	1.63	x	64.0%	60.2%
Remaining New York State	1	$13,425,000	1.3%	4.4500%	60	1.36	x	75.0%	68.6%
California	9	$200,156,789	18.8%	4.8235%	107	1.51	x	68.1%	62.2%
Northern(5)	6	$130,637,071	12.3%	4.8937%	116	1.52	x	65.6%	60.9%
Southern(5)	3	$69,519,718	6.5%	4.6916%	91	1.49	x	72.7%	64.7%
Connecticut	2	$97,795,943	9.2%	5.1165%	119	1.33	x	73.9%	65.4%
Florida	3	$92,385,782	8.7%	5.2015%	119	1.55	x	63.6%	48.5%
Kansas	2	$53,940,392	5.1%	4.8370%	119	1.85	x	65.6%	53.7%
Other	57	$379,468,383	35.7%	4.9514%	106	1.49	x	70.2%	59.7%
Total/Weighted Average	84	$1,063,836,908	100.0%	4.9354%	110	1.53	x	68.1%	59.6%

(1)
With respect to the 25 Broadway Loan and the Google and Amazon Office Portfolio Loan, LTV, DSCR and Cut-off Date Balance Per Unit/Room/NRA calculations include the related pari passu companion loans. With respect to the 5 Star Self Storage loan, Cut-off Date LTV Ratio has been calculated net of a $500,000 earnout reserve.

(2)
With respect to the Chateau Estates loan, the Cut-off Date LTV Ratio and LTV Ratio at Maturity have been calculated based on “As Stabilized” appraised values of $15.1 million. The “As-is” Cut-off Date LTV and “As-is” LTV Ratio at Maturity are 79.3% and 64.9%, respectively.

(3)	Reflects allocated loan amount for properties securing multi–property mortgage loans.
(4)	Includes anchored and single tenant properties.
(5)	Northern California properties have a zip code greater than 93600. Southern California properties have a zip code less than or equal to 93600.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE16 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Cut–off Date LTV Ratios(1)(2)
						Weighted Averages
Range of Cut–off Date LTV Ratios			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut–off Date LTV Ratio(2)	LTV Ratio at Maturity
29.7%	-	54.9%	6	$71,230,052	6.7%	5.1887%	102	1.39x	52.6%	44.8%
55.0%	-	59.9%	5	$78,626,619	7.4%	4.7720%	109	1.93x	57.3%	53.2%
60.0%	-	64.9%	3	$104,774,137	9.8%	5.1432%	116	1.54x	63.3%	48.6%
65.0%	-	69.9%	10	$287,677,464	27.0%	4.8727%	118	1.71x	66.9%	61.7%
70.0%	-	74.9%	28	$463,103,637	43.5%	4.9342%	106	1.40x	73.2%	63.4%
75.0%	-	75.4%	4	$58,425,000	5.5%	4.7914%	106	1.36x	75.1%	66.4%
Total/Weighted Average			56	$1,063,836,908	100.0%	4.9354%	110	1.53x	68.1%	59.6%

Distribution of LTV Ratios at Maturity(1)(2)
Weighted Averages
Range of LTV Ratios at Maturity	Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut–off Date LTV Ratio(2)	LTV Ratio at Maturity
20.3%	-	49.9%	10	$173,198,755	16.3%	5.1740%	110	1.46x	58.6%	46.5%
50.0%	-	54.9%	9	$148,497,901	14.0%	4.9653%	113	1.78x	65.3%	53.0%
55.0%	-	59.9%	10	$117,940,661	11.1%	4.8623%	119	1.66x	65.4%	57.5%
60.0%	-	71.8%	27	$624,199,591	58.7%	4.8758%	108	1.47x	71.9%	65.3%
Total/Weighted Average			56	$1,063,836,908	100.0%	4.9354%	110	1.53x	68.1%	59.6%

Distribution of Underwritten NCF Debt Service Coverage Ratios(1)
Weighted Averages
Range of Underwritten NCF Debt Service Coverage Ratios	Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut–off Date LTV Ratio(2)	LTV Ratio at Maturity(2)
1.21x	-	1.24x	5	$99,447,592	9.3%	4.9491%	98	1.22x	63.9%	56.9%
1.25x	-	1.29x	4	$31,011,370	2.9%	4.8353%	119	1.26x	72.9%	63.8%
1.30x	-	1.39x	16	$286,008,032	26.9%	4.9702%	110	1.34x	72.4%	62.6%
1.40x	-	1.49x	9	$168,974,518	15.9%	4.9053%	102	1.42x	70.8%	63.8%
1.50x	-	1.74x	13	$211,321,363	19.9%	5.1222%	111	1.57x	65.6%	52.5%
1.75x	-	1.99x	5	$202,009,375	19.0%	4.7523%	118	1.87x	67.7%	62.8%
2.00x	-	2.23x	4	$65,064,658	6.1%	4.8488%	119	2.11x	55.4%	51.6%
Total/Weighted Average			56	$1,063,836,908	100.0%	4.9354%	110	1.53x	68.1%	59.6%

Distribution of Original Terms to Maturity(1)
				Weighted Averages
Original Terms to Maturity	Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut–off Date LTV Ratio(2)	LTV Ratio at Maturity(2)
60	12	$151,323,834	14.2%	4.7743%	59	1.40x	68.7%	64.6%
84	1	$7,400,000	0.7%	5.0000%	84	1.33x	61.7%	47.0%
120	43	$905,113,074	85.1%	4.9618%	119	1.56x	68.0%	58.9%
Total/Weighted Average	56	$1,063,836,908	100.0%	4.9354%	110	1.53x	68.1%	59.6%

Distribution of Remaining Terms to Maturity(1)
						Weighted Averages
Range of Remaining Terms to Maturity			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut–off Date LTV Ratio(2)	LTV Ratio at Maturity(2)
58	-	60	12	$151,323,834	14.2%	4.7743%	59	1.40x	68.7%	64.6%
84	-	84	1	$7,400,000	0.7%	5.0000%	84	1.33x	61.7%	47.0%
117	-	120	43	$905,113,074	85.1%	4.9618%	119	1.56x	68.0%	58.9%
Total/Weighted Average			56	$1,063,836,908	100.0%	4.9354%	110	1.53x	68.1%	59.6%
(1)
With respect to the 25 Broadway Loan and the Google and Amazon Office Portfolio Loan, LTV and DSCR calculations include the related pari passu companion loans. With respect to the 5 Star Self Storage loan, Cut-off Date LTV has been calculated net of a $500,000 earnout reserve.

(2)
With respect to the Chateau Estates loan, the Cut-off Date LTV Ratio and LTV Ratio at Maturity have been calculated based on “As Stabilized” appraised values of $15.1 million. The “As-is” Cut-off Date LTV and “As-is” LTV Ratio at Maturity are 79.3% and 64.9%, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE16 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Underwritten NOI Debt Yields(1)
Weighted Averages
Range of Underwritten NOI Debt Yields	Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut–off Date LTV Ratio(2)	LTV Ratio at Maturity(2)
7.7%	-	7.9%	2	$37,500,000	3.5%	4.7136%	74	1.24x	69.7%	66.3%
8.0%	-	8.9%	12	$284,016,182	26.7%	4.9539%	110	1.30x	70.4%	61.8%
9.0%	-	9.9%	12	$322,413,071	30.3%	4.8027%	113	1.64x	67.8%	63.8%
10.0%	-	12.4%	22	$214,483,012	20.2%	4.9851%	106	1.51x	69.4%	58.6%
12.5%	-	14.9%	4	$167,539,529	15.7%	5.0887%	119	1.68x	65.0%	50.4%
15.0%	-	16.9%	4	$37,885,114	3.6%	5.1847%	113	2.12x	56.6%	48.4%
Total/Weighted Average			56	$1,063,836,908	100.0%	4.9354%	110	1.53x	68.1%	59.6%

Distribution of Amortization Types(1)
Weighted Averages
Amortization Type	Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut–off Date LTV Ratio(2)	LTV Ratio at Maturity(2)
Amortizing Balloon	35	$465,171,908	43.7%	5.0206%	108	1.53	67.6%	55.1%
Interest Only, then Amortizing	19	$447,415,000	42.1%	4.9362%	109	1.40	69.4%	62.4%
Interest Only	2	$151,250,000	14.2%	4.6708%	120	1.93	65.3%	65.3%
Total/Weighted Average	56	$1,063,836,908	100.0%	4.9354%	110	1.53x	68.1%	59.6%

(1)
With respect to the 25 Broadway Loan and the Google and Amazon Office Portfolio Loan, LTV, DSCR and Debt Yield calculations include the related pari passu companion loans. With respect to the 5 Star Self Storage loan, Cut-off Date LTV and U/W NOI Debt Yield have been calculated net of a $500,000 earnout reserve.

(2)
With respect to the Chateau Estates loan, the Cut-off Date LTV Ratio and LTV Ratio at Maturity have been calculated based on “As Stabilized” appraised values of $15.1 million. The “As-is” Cut-off Date LTV and “As-is” LTV Ratio at Maturity are 79.3% and 64.9%, respectively.

Ten Largest Mortgage Loans(1)
Mortgage Loans	Mortgage Loan Seller	City, State	Property Type	Cut–off Date Balance	% of Initial Outstanding Pool Balance	Cut–off Date Balance per NRA/Unit/ Room	Cut–off Date LTV Ratio	U/W NCF DSCR	U/W NOI Debt Yield
25 Broadway	GACC	New York, NY	Office	$120,000,000	11.3%	$261	67.8%	1.90x	9.6%
iPark Norwalk	CCRE	Norwalk, CT	Mixed Use	$94,000,000	8.8%	$255	74.0%	1.33x	8.9%
Sanibel Harbour Marriott Resort & Spa	CCRE	Fort Myers, FL	Hospitality	$84,874,137	8.0%	$244,594	63.3%	1.55x	12.8%
Google and Amazon Office Portfolio	GACC	Sunnyvale, CA	Office	$67,200,000	6.3%	$427	66.6%	1.40x	9.0%
West Ridge Mall & Plaza	CCRE	Topeka, KS	Retail	$53,940,392	5.1%	$112	65.6%	1.85x	12.8%
252 West 37th Street	CCRE	New York, NY	Office	$41,000,000	3.9%	$254	54.7%	1.21x	8.1%
Towngate Center	GACC	Moreno Valley, CA	Retail	$32,100,000	3.0%	$112	74.0%	1.40x	9.3%
Atherton Square	CCRE	Atherton, CA	Office	$31,250,000	2.9%	$635	55.8%	2.04x	9.7%
DoubleTree LAX	Bancorp	El Segundo, CA	Hospitality	$28,968,600	2.7%	$134,738	71.7%	1.58x	11.6%
Madison Square at Northlake Apartments	Bancorp	Charlotte, NC	Multifamily	$28,500,000	2.7%	$99,303	72.9%	1.24x	7.9%
Total/Weighted Average				$581,833,129	54.7%		67.0%	1.58x	10.1%

(1)
With respect to the 25 Broadway Loan and the Google and Amazon Office Portfolio Loan, LTV, DSCR, Debt Yield and Cut–off Date Balance per NRA/Unit/Room calculations include the related pari passu companion loans.

Pari Passu Companion Loan Summary
Mortgage Loans	Mortgage Loan Cut–off Date Balance	Companion Loans Cut–off Date Balance	Loan Combination Cut–off Date Balance	Pooling & Servicing Agreement	Master Servicer	Special Servicer	Voting Rights
25 Broadway	$120,000,000	$130,000,000	$250,000,000	COMM 2014-CCRE16(1)	KeyBank National Association(1)	LNR Partners, LLC(1)	See (1) below
Google and Amazon Office Portfolio	$67,200,000	$385,000,000	$452,200,000	COMM 2014-CCRE14	Wells Fargo Bank, NA	Rialto Capital Advisors, LLC	COMM 2014-CCRE14

(1)
Prior to the securitization of the 25 Broadway pari passu companion loan designated as Note A-1, the 25 Broadway Loan Combination will be serviced under the pooling and servicing agreement for this securitization and the related intercreditor agreement, and the directing holder will be the holder of the pari passu companion loan designated at Note A-1 (which is anticipated to be held by GACC or an affiliate thereof as of the closing date). After a to be determined securitization of the 25 Broadway pari passu companion loan designated as Note A-1, it is expected that the 25 Broadway Loan Combination will be serviced under the pooling and servicing agreement entered into in connection with that securitization and the related intercreditor agreement, and it is expected that the directing holder of the 25 Broadway Loan Combination will be the directing holder or its equivalent under that securitization. See “Description of the Mortgage Pool—Loan Combinations—The 25 Broadway Loan Combination” in the Free Writing Prospectus.

Existing Mezzanine Debt Summary

Mortgage Loan	Mortgage Loan Cut–off Date Balance	Mezzanine Debt Cut–off Date Balance	Trust U/W NCF DSCR	Total Debt U/W NCF DSCR	Trust Cut–off Date LTV Ratio	Total Debt Cut–off Date LTV Ratio	Trust U/W NOI Debt Yield	Total Debt U/W NOI Debt Yield
Google and Amazon Office Portfolio	$67,200,000	$67,800,000	1.40x	1.15x	66.6%	76.6%	9.0%	7.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE16 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Previous Securitization History(1)

Mortgage Loans	Mortgage Loan Seller	City, State	Property Type	Cut–off Date Balance	% of Initial Outstanding Pool Balance	Previous Securitization
Google and Amazon Office Portfolio	GACC	Sunnyvale, CA	Office	$67,200,000	6.3%	Various(2)
West Ridge Mall & Plaza	CCRE	Topeka, KS	Retail	$53,940,392	5.1%	BACM 2004-4
DoubleTree LAX	Bancorp	El Segundo, CA	Hospitality	$28,968,600	2.7%	JPMCC 2006-LDP6
Beck Hotel Portfolio	GACC	Various, VA	Hospitality	$24,500,000	2.3%	Various(3)
Ridge Park Place	GACC	Birmingham, AL	Office	$14,700,000	1.4%	JPMCC 2002-CIB5
Deerfield Apartments	CCRE	Cincinnati, OH	Multifamily	$14,400,000	1.4%	BACM 2007-4
Best Buy Mount Vernon	Bancorp	Mount Vernon, NY	Retail	$13,425,000	1.3%	MLMT 2004-MKB1
North Charleston Center	CCRE	North Charleston, SC	Retail	$12,536,681	1.2%	CSFB 2002-CP3
Loch Raven Plaza	Bancorp	Towson, MD	Retail	$12,500,000	1.2%	WBCMT 2004-C10
Heinz Distribution Center	CCRE	Cedar Rapids, IA	Industrial	$7,400,000	0.7%	MLCFC 2007-C7
Lone Peak Village	Bancorp	Highland, UT	Mixed Use	$7,100,000	0.7%	COMM 2004-LB2A
ART Cedargate	CCRE	Bloomington, IN	Multifamily	$5,500,000	0.5%	MLMT 2007-C1
Woodstock Exchange	Bancorp	Woodstock, GA	Retail	$2,225,000	0.2%	JPMCC 2004-CIBC9
Total				$264,395,673	24.9%

(1)
Includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of such property was included in a securitization. The table above is based on information provided by the related borrower or obtained through searches of a third-party database. The information has not otherwise been confirmed by the depositor, the mortgage loan sellers or any other underwriter.

(2)
The most recent financing of the Technology Corners property was previously securitized in the BACM 2006-4 transaction. The most recent financing of the Moffett Towers Building D property was not included in a securitization.

(3)
The most recent financing of the Hampton Inn Emporia property was previously securitized in the BSCMS 2006-PWR14 transaction. The most recent financings of the Hampton Inn Harrisonburg University property, Hampton Inn Harrisonburg South property and Fairfield Inn & Suites South Hill property were not included in a securitization.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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25 Broadway New York, NY 10004	Collateral Asset Summary – Loan No. 1 25 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 67.8% 1.90x 9.6%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

25 Broadway New York, NY 10004	Collateral Asset Summary – Loan No. 1 25 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 67.8% 1.90x 9.6%

Mortgage Loan Information
Loan Seller:	GACC
Loan Purpose:	Refinance
Sponsor:	BF&W Realty Company
Borrower:	25 Broadway Office Properties, LLC
Original Balance(1):	$120,000,000
Cut-off Date Balance(1):	$120,000,000
% by Initial UPB:	11.3%
Interest Rate:	4.7000%
Payment Date:	6th of each month
First Payment Date:	May 6, 2014
Maturity Date:	April 6, 2024
Amortization:	Interest Only
Additional Debt(1):	$130,000,000 Pari Passu Debt
Call Protection(2):	L(24), D(92), O(4)
Lockbox / Cash Management:	Hard / In Place

Reserves(3)
	Initial	Monthly
Taxes:	$1,693,530	$423,383
Insurance:	$422,627	$46,959
Replacement:	$0	$15,943
TI/LC:	$20,420,098	$79,713
Rent Concession Reserve:	$10,622,058	NAP
Required Repairs(4):	$165,000	NAP
Additional Rollover Reserve:	$0	Springing

Financial Information(5)
Cut-off Date Balance / Sq. Ft.:	$261
Balloon Balance / Sq. Ft.:	$261
Cut-off Date LTV:	67.8%
Balloon LTV:	67.8%
Underwritten NOI DSCR(6):	2.02x
Underwritten NCF DSCR(6):	1.90x
Underwritten NOI Debt Yield:	9.6%
Underwritten NCF Debt Yield:	9.0%
Underwritten NOI Debt Yield at Balloon:	9.6%
Underwritten NCF Debt Yield at Balloon:	9.0%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	CBD Office
Collateral:	Fee Simple
Location:	New York, NY
Year Built / Renovated:	1917-1921 / 2010
Total Sq. Ft.:	956,554
Property Management:	ACTA Realty Corp.
Underwritten NOI(7):	$24,008,387
Underwritten NCF:	$22,578,990
Appraised Value:	$369,000,000
Appraisal Date:	January 16, 2014

Historical NOI
2013 NOI:	$19,504,228 (December 31, 2013)
2012 NOI:	$20,659,714 (December 31, 2012)
2011 NOI:	$23,023,021 (December 31, 2011)
2010 NOI:	$15,954,082 (December 31, 2010)
2009 NOI:	$10,208,063 (December 31, 2009)

Historical Occupancy
Most Recent Occupancy(8):	95.8% (March 13, 2014)
2013 Occupancy:	73.3% (December 31, 2013)
2012 Occupancy:	68.7% (December 31, 2012)
2011 Occupancy:	73.7% (December 31, 2011)
2010 Occupancy:	81.2% (December 31, 2010)
2009 Occupancy:	75.9% (December 31, 2009)
(1)
The Original Balance and Cut-off Date Balance of $120.0 million represent the non-controlling Note A-2 of the $250.0 million 25 Broadway Loan Combination evidenced by two pari passu notes. The pari passu companion loan is comprised of the controlling Note A-1 with an original principal balance of $130.0 million. For additional information on the pari passu companion loan, see “The Loan” herein.

(2)
The lockout period will be at least 24 payments beginning with and including the first payment date of May 6, 2014. Defeasance of the full $250.0 million 25 Broadway Loan Combination is permitted after the date that is the earlier to occur of (i) two years after the closing date of the securitization that includes the pari passu companion loan and (ii) March 17, 2017. The 25 Broadway Loan Combination is freely prepayable on and after December 7, 2023.

(3)	See “Initial Reserves” and “Ongoing Reserves” herein.
(4)	The initial deposit of $165,000 into the Required Repairs reserve will be made on the first monthly payment date.
(5)	DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate 25 Broadway Loan Combination.
(6)
Underwritten NOI DSCR and Underwritten NCF DSCR are based on the interest only debt service payment. Based on a 30-year amortization schedule, the Underwritten NOI DSCR and Underwritten NCF DSCR would be 1.54x and 1.45x, respectively.

(7)
The increase in Most Recent NOI to Underwritten NOI is primarily the result of six newly executed or renewed leases since October 2013 comprising 347,552 sq. ft. (36.3% of NRA) and representing approximately $11.3 million of U/W Base Rent (34.6% of U/W Base Rent).

(8)
Most Recent Occupancy includes 129,827 sq. ft. leased to Teach For America, 43,163 sq. ft. leased to WeWork and 39,962 sq. ft. leased to Cipriani USA, Inc., each of which have executed leases for and accepted possession of but are not yet in occupancy of their respective spaces. Teach For America and Cipriani USA, Inc. are expected to be in occupancy of their respective spaces no later than September 2014. WeWork is expected to be in occupancy of its 43,163 sq. ft. of expansion space no later than June 2014.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

25 Broadway New York, NY 10004	Collateral Asset Summary – Loan No. 1 25 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 67.8% 1.90x 9.6%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
Léman Manhattan Preparatory School	NR/B3/B-	179,885(2)	18.8%	$34.48	19.1%	9/30/2030(2)
Teach For America	NR/NR/NR	129,827(3)	13.6%	$31.00	12.4%	1/31/2032(3)
WeWork	NR/NR/NR	129,485	13.5%	$30.00	12.0%	Various(4)
Deloitte LLP	NR/NR/NR	121,368	12.7%	$51.43	19.2%	12/31/2016
City University of New York	AA/Aa2/AA	87,405	9.1%	$36.51	9.8%	Various(5)
Total Major Tenants		647,970	67.7%	$36.34	72.4%
Remaining Tenants		268,740	28.1%	$33.34	27.6%
Total Occupied Collateral		916,710	95.8%	$35.46	100.0%
Vacant		39,844	4.2%
Total		956,554	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)
Léman Manhattan has no early termination options and has one ten-year extension option with 24 months prior notice at the greater of (i) fair market rent and (ii) an amount equal to the annual fixed rent in effect during the final year of the initial lease term. Léman Manhattan is required to take 20,306 sq. ft. of space currently occupied by Deloitte LLP (“Deloitte”) on the 3rd floor after the expiration of the Deloitte lease on December 31, 2016.

(3)
Teach For America has no early termination options and has one five-year extension option with 18 months prior notice at the greater of (i) fair market rent and (ii) an amount equal to the annual fixed rent in effect during the final year of the initial lease term. Teach For America is required to take 46,014 sq. ft. of space currently occupied by Deloitte on the 14th floor after the expiration of the Deloitte lease on December 31, 2016.

(4)
WeWork has no early termination options and has one five-year extension option with 18 months prior notice at the greater of (i) fair market rent and (ii) an amount equal to the annual fixed rent in effect during the final year of the initial lease term plus $5.00 PSF. WeWork occupies 86,322 sq. ft. of space through December 31, 2034 and 43,163 sq. ft. of space through September 30, 2034.

(5)	City University of New York occupies 43,785 sq. ft. of space through January 31, 2022 and 43,620 sq. ft. of space through May 1, 2024.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	1	555	0.1%	555	0.1%	$9.05	0.0%	0.0%
2015	0	0	0.0%	555	0.1%	$0.00	0.0%	0.0%
2016	3	121,368	12.7%	121,923	12.7%	$51.43	19.2%	19.2%
2017	0	0	0.0%	121,923	12.7%	$0.00	0.0%	19.2%
2018	0	0	0.0%	121,923	12.7%	$0.00	0.0%	19.2%
2019	1	11,027	1.2%	132,950	13.9%	$31.29	1.1%	20.3%
2020	1	1	0.0%	132,951	13.9%	$42,890.00(2)	0.1%	20.4%
2021	0	0	0.0%	132,951	13.9%	$0.00	0.0%	20.4%
2022	1	43,785	4.6%	176,736	18.5%	$35.86	4.8%	25.2%
2023	0	0	0.0%	176,736	18.5%	$0.00	0.0%	25.2%
2024	1	43,620	4.6%	220,356	23.0%	$37.18	5.0%	30.2%
Thereafter	14	696,354	72.8%	916,710	95.8%	$32.57	69.8%	100.0%
Vacant	NAP	39,844	4.2%	956,554	100.0%	NAP	NAP
Total / Wtd. Avg.	22	956,554	100.0%			$35.46	100.0%

(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule or the stacking plan.

(2)	Represents income from a telecommunications antenna lease that expires in May 2020.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

25 Broadway New York, NY 10004	Collateral Asset Summary – Loan No. 1 25 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 67.8% 1.90x 9.6%

The Loan. The 25 Broadway loan (the “25 Broadway Loan”) is the non-controlling Note A-2 portion, in the original and cut-off date principal balances of $120.0 million, of a fixed rate loan in the aggregate original and cut-off date principal amount of $250.0 million (the “25 Broadway Loan Combination”). The 25 Broadway Loan Combination is secured by the borrower’s fee simple interest in a landmark 22-story Class B office building with multi-level retail space totaling 956,554 sq. ft. located at 25 Broadway in the Financial District neighborhood in Downtown Manhattan, New York City (the “25 Broadway Property”). The 25 Broadway Loan Combination is evidenced by two pari passu notes. Only the Note A-2 will be included in the COMM 2014-CCRE16 mortgage trust. The controlling Note A-1, with an original and cut-off date principal balance of $130.0 million (the “25 Broadway Companion Loan”) is expected to be included in a future securitization and is expected to be held by GACC on the closing date of this transaction. GACC has reserved the right to further split the Note A-1 into multiple notes.

The proceeds of the 25 Broadway Loan Combination were used to retire approximately $96.7 million of existing mortgage loan debt, fund upfront reserves of approximately $33.2 million, pay closing costs of approximately $6.7 million and return approximately $113.5 million of equity to the sponsor. Based on the appraised value of $369.0 million as of January 16, 2014, the cut-off date LTV of the 25 Broadway Loan Combination is 67.8% and the remaining implied equity is $119.0 million. The most recent prior financing of the 25 Broadway Property was not included in a securitization.

The relationship between the holders of the Note A-1 and Note A-2 are governed by an intercreditor agreement to be described under “Description of the Mortgage Pool―Loan Combinations ―The 25 Broadway Loan Combination” in the free writing prospectus.

Loan Combination Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$130,000,000	$130,000,000	GACC	Yes
Note A-2	$120,000,000	$120,000,000	COMM 2014-CCRE16	No
Total	$250,000,000	$250,000,000

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$250,000,000	100.0%	Loan Payoff	$96,719,846	38.7%
			Reserves	$33,158,314	13.3%
			Closing Costs	$6,669,652	2.7%
			Return of Equity	$113,452,188	45.4%
Total Sources	$250,000,000	100.0%	Total Uses	$250,000,000	100.0%

The Borrower / Sponsor. The borrower, 25 Broadway Office Properties, LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure. The sponsor of the borrower and nonrecourse carve-out guarantor is BF&W Realty Company, an entity ultimately controlled by The Wolfson Group, a family investment and real estate firm founded by Zev Wolfson and operated by his sons Abraham and Aaron Wolfson. The Wolfson family owns and operates in excess of 2.0 million sq. ft. in New York City.

The Property. The 25 Broadway Property consists of a 22-story Class B office building totaling 956,554 sq. ft. located at 25 Broadway in the Financial District neighborhood of Downtown Manhattan in New York City. The 25 Broadway Property occupies an irregular shaped block and is bounded by Greenwich Street to the west, Broadway to the east, and Morris Street to the north, with entrances on Broadway and Morris Street. The main entrance on Broadway faces Bowling Green Park and the Charging Bull sculpture by Arturo Di Modica, a popular tourist destination. Constructed from 1917-1921, the 25 Broadway Property was formerly known as the Cunard Building and served as the ticket office of the Cunard Passenger Ship Line and was designated in 1995 as a historic landmark by the New York City Landmarks Preservation Commission.

The 25 Broadway Property features floor plates ranging from 21,893 sq. ft. to 44,236 sq. ft. for the above ground floors and as of March 13, 2014 was 95.8% leased under 22 separate leases. The building contains six self-service passenger elevators and two freight elevators. The 2nd through 22nd floors contain office space and the ground and lower levels along Broadway and Greenwich Street contain retail tenants. The borrower acquired the property in June 1998 and since 2004 the borrower has invested $65.8 million in capital expenditures at the 25 Broadway Property, including $13.2 million in improvements to the building’s heating and cooling systems, $7.4 million for façade restoration and over $45.2 million for tenant improvements.

Environmental Matters. The Phase I environmental report dated January 24, 2014 did not identify any recognized environmental conditions or require any remedial action other than the recommended continued implementation of the existing asbestos operations and maintenance plan at the 25 Broadway Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

25 Broadway New York, NY 10004	Collateral Asset Summary – Loan No. 1 25 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 67.8% 1.90x 9.6%

Major Tenants.

Léman Manhattan Preparatory School (179,885 sq. ft., 18.8% of NRA, 19.1% of U/W Base Rent) Léman Manhattan Preparatory School (hereafter, “Léman Manhattan”), formerly known as Claremont Preparatory School, was founded in September 2005 and is the first independent nonsectarian school below Canal Street in Manhattan. In 2009, Léman Manhattan took occupancy of its space at the 25 Broadway Property and in 2011 became part of the Meritas Family of Schools, an international group of ten schools located on three continents that provide college preparatory education to over 12,000 students worldwide. Léman Manhattan offers small class sizes of 18 or less per class and maintains a 5 to 1 student-to-teacher ratio. Léman Manhattan utilizes its space at the 25 Broadway Property as its Middle School and High School (5th through 12th grades). Amenities at the school include views of New York Harbor and the Statue of Liberty, a two-floor library, art and music studios, an aquatics center, regulation-size gymnasium and workout room, a rock climbing wall, café, theater and computer labs.

Léman Manhattan has no early termination options and has one ten-year renewal option with 24 months prior notice at the greater of (i) fair market rent and (ii) an amount equal to the annual fixed rent in effect during the final year of the initial lease term. Léman Manhattan is required to take 20,306 sq. ft. of space currently occupied by Deloitte on the 3rd floor after the expiration of the Deloitte lease on December 31, 2016.

Teach For America (129,827 sq. ft., 13.6% of NRA, 12.4% of U/W Base Rent) Teach For America is a non-profit organization which recruits recent college graduates for two-year teaching commitments in urban and rural public schools nationwide. Teach For America’s mission is to train and develop corps members so that they have an immediate positive impact on their students and promote the goal that all children in the United States will have the opportunity to attain an excellent education. Since 1990, over 33,000 participant teachers have reached more than three million students. During the 2013-2014 school year, 11,000 corps members will reach more than 750,000 students, and in 2013 Teach For America was named one of Fortune magazine’s 100 Best Companies to Work For.

Teach For America signed its lease in January 2014 and has free rent due for its entire space through June 2015, all of which was reserved for at closing. Teach For America has accepted possession of its space and is expected to complete build out and be in occupancy no later than September 2014. Teach For America has no early termination options and has one five-year extension option with 18 months prior notice at the greater of (i) fair market rent and (ii) an amount equal to the annual fixed rent in effect during the final year of the initial lease term. Teach For America is required to take 46,014 sq. ft. of space currently occupied by Deloitte on the 14th floor after the expiration of the Deloitte lease on December 31, 2016.

WeWork (129,485 sq. ft., 13.5% of NRA, 12.0% of U/W Base Rent) Founded in 2010, WeWork is a provider of collaborative workplaces for innovative entrepreneurs, growing early-stage startups and successful small businesses. WeWork members include Waze, AirBNB, Imgur, Reddit, Lululemon and Buzzfeed. WeWork offers 16 locations in six cities, including eight offices in New York City, two offices in San Francisco and two offices in Washington D.C. Business benefits offered by WeWork to its tenants include health insurance, credit card processing, Zipcar discounts and access to investors. Office amenities include high speed internet and WiFi, bike storage, event space, production suites, recording studios, unique interior design, fresh fruit and purified water. WeWork’s standard membership pricing ranges from $45 per month for a single desk to $700 per month for a one-person office up to $3,450 per month for a six-person office.

WeWork signed a lease for 43,163 sq. ft. of its space on the 5th floor in February 2014 and has free rent due for its 9th and 10th floor space through December 2014 and free rent due for its 5th floor space through September 2015, all of which was reserved for at closing. WeWork has accepted possession of its 5th floor space and is expected to complete build out and be in occupancy of the space no later than June 2014. WeWork is already in occupancy of its 9th and 10th floor space. WeWork has no early termination options and has one five-year extension option with 18 months prior notice at the greater of (i) fair market rent and (ii) an amount equal to the annual fixed rent in effect during the final year of the initial lease term plus $5.00 PSF.

The Market. The 25 Broadway Property is located in the Financial District neighborhood of Downtown Manhattan. The Financial District is served by the 1/2/3/4/5/A/C/E/R/J/Z subway lines, 30 bus routes, the PATH train to New Jersey and six ferry terminals. Forty-four of the nation’s Fortune 500 companies are headquartered in New York City, including Verizon Communications, J.P. Morgan Chase & Co., Citigroup, Time Warner, MetLife and New York Life Insurance. New York City is the largest regional economy in the United States and the second largest city economy in the world, behind Tokyo, Japan. The financial, insurance, health care and real estate industries form the basis of New York’s economy, with high-tech industries such as internet services growing rapidly.

The 25 Broadway Property is located in the Downtown Manhattan office market within the Financial West office submarket. The Financial West submarket is the smallest office market in Downtown Manhattan and has traditionally been the beneficiary of overflow demand for office space in the Financial East and World Trade submarkets. The Financial West submarket is bounded by Battery Park, Albany Street, Greenwich Street, Liberty Street and Broadway. As of Q3 2013, the Financial West office submarket consisted of eight Class B buildings totaling 3,387,600 sq. ft. of rentable space.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

25 Broadway New York, NY 10004	Collateral Asset Summary – Loan No. 1 25 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 67.8% 1.90x 9.6%

As of Q3 2013, the Class B direct vacancy rate in the Financial West submarket was 11.8% with a direct rental rate of $35.79 PSF with 311,212 sq. ft. of net absorption YTD. Since Q3 2012, the direct rental rate increased by $2.98 PSF while direct vacancy decreased by 2.4% over the same time period. Total available space for rent fell 43.6% from Q3 2012 to Q3 2013. For the Downtown Manhattan office market as a whole, Class B direct vacancy was 6.6% as of Q3 2013 with a direct rental rate of $36.88 PSF and 1,686,366 sq. ft. of net absorption YTD.

The appraiser identified ten office lease comparables, which are presented in the following chart.

Office Lease Comparables(1)
Property	Tenant	Year Built	Lease Area (Sq. Ft.)(2)	Base Rent (PSF)(2)	Workletter (PSF)	Free Rent (mos)	Lease Term (yrs)(2)
25 Broadway Property(2)	Various	1917-1921	652,355	$36.08	$45.00	10	17.6
75 Broad Street	North South Productions	1928	27,000	$33.00	$50.00	6	10.5
40 Wall Street	Hadassah	1930	46,175	$34.00	$60.00	9	20.0
14 Wall Street	Regus Workplaces	1932/1997	37,031	$34.00	$20.00	5	10.0
80 Broad Street	Labelium	1931/2007	4,365	$35.00	$25.00	3	7.3
100 Church Street	TRINITY	1958	13,772	$38.00	$0.00	7	15.6
30 Wall Street	Capstone Executive	1955	10,900	$32.50	$65.00	10	10.8
120 Wall Street	Success Academy Chartered Schools	1930	53,908	$35.00	$65.00	8	15.0
120 Wall Street	PICO	1930	10,418	$35.00	$31.45	0	12.0
110 William Street	PCOM	1958/1999	42,000	$33.00	$65.00	6	15.0
17 Battery Place North	Exponents	1972/2001	23,343	$35.00	$45.00	4	10.4
(1)	Source: Appraisal
(2)
Based on rent roll dated March 13, 2014. For the 25 Broadway Property, Lease Area (Sq. Ft.), Base Rent (PSF) and Lease Term (yrs) represent the amount of space at the property classified as office space and the in-place base rent and lease term for such space.

The appraiser identified eight school lease comparables, which are presented in the following chart.

School Lease Comparables(1)
Property	Tenant	Year Built	Lease Area (Sq. Ft.)(2)	Base Rent (PSF)(2)	Workletter (PSF)	Free Rent (mos)	Lease Term (yrs)(2)
25 Broadway Property(2)	Various	1917-1921	179,885	$34.48	$45.00	10	21.3
747 Amsterdam Avenue	Montclare Children’s School	1927	24,000	$37.00	$0.00	0	7.0
110 William Street	Pacific College	1958/1999	42,000	$33.00	$65.00	6	15.0
17 Battery Place North	Nyack College	1972/2001	166,385	$32.00	$0.00	12	20.0
136 Madison Avenue	Syracuse University	1916	20,323	$50.00	$50.00	8	10.0
218 West 18th Street	SAE Institute of Technology	1912	27,008	$51.98	$0.00	0	10.5
925 9th Avenue and 400 West 59th Street	Speyer Legacy School	1891/1997	85,754	$35.00	$0.00	0	20.0
400 West 59th Street	Bright Horizons Family Solutions	1997	17,288	$40.49	$20.00	14	20.0
259 10th Avenue	The Avenues School	1928	240,000	$25.00	$0.00	12	49.0
(1)	Source: Appraisal
(2)
Based on rent roll dated March 13, 2014. For the 25 Broadway Property, Lease Area (Sq. Ft.), Base Rent (PSF) and Lease Term (yrs) represent the amount of space at the property classified as school space and the in-place base rent and lease term for such space.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

25 Broadway New York, NY 10004	Collateral Asset Summary – Loan No. 1 25 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 67.8% 1.90x 9.6%

The appraiser identified six retail lease comparables, which are presented in the following chart.

Retail Lease Comparables(1)
Property	Tenant	Frontage	Lease Area (Sq. Ft.)(2)	Base Rent (PSF)(2)	Workletter (PSF)	Free Rent (mos)	Lease Term (yrs)(2)
25 Broadway Property(2)	Various	Various	78,559	$32.52	$45.00	10	20.0
100 Wall Street	Gregory’s Coffee	Wall Street	1,000	$100.00	$0.00	3	10.0
111 Fulton Street	Bare Burger	Fulton Street	2,120	$113.00	$0.00	3	10.0
10 Hanover Square	Lenny’s	Hanover Square	8,300	$50.00	$0.00	3	10.0
100 Broadway	TD Ameritrade	Broadway	9,509	$131.68	$0.00	3	10.0
100 Washington Street	Verizon	Washington Street	4,536	$87.50	$0.00	3	10.0
174 Broadway	Aldo Shoes	Broadway & Maiden Lane	4,400	$102.27	$0.00	3	10.0
(1)	Source: Appraisal
(2)
Based on rent roll dated March 13, 2014. For the 25 Broadway Property, Lease Area (Sq. Ft.), Base Rent (PSF) and Lease Term (yrs) represent the amount of space at the property classified as retail and gym space and the in-place base rent and lease term for such space.

The appraiser determined the following market rents for the 25 Broadway Property, which are presented in the following chart.

Conclusion of Market Rents(1)
Tenant Category	Base Rent (PSF)	Lease Term (yrs)	Workletter (PSF)	Free Rent (mos)	Lease Type
Floors 2-10	$34.00	10.0	$40.00	10	Gross
Floors 11-18	$37.00	10.0	$40.00	10	Gross
School Space	$40.00	10.0	$40.00	10	Gross
Retail-Broadway	$100.00	10.0	$0.00	3	Gross
Retail-Landmark former Grand Hall	$60.00	10.0	$0.00	3	Gross
Retail-Newsstand	$35.00	10.0	$0.00	3	Gross
Retail-Lower Level	$35.00	10.0	$0.00	3	Gross
(1)	Source: Appraisal

The appraiser identified thirteen recent office sales in the market, which are presented in the following chart.

Recent Office Sales (1)
Property	Year Built	Lease Area (Sq. Ft.)	Sale Date	Sale Price	Price/ Sq. Ft.	OAR	Occupancy
25 Broadway Property	1917-1921	956,554	NAP	NAP	NAP	NAP	95.8%
One North End Avenue	1997	568,895	Dec-13	$200,000,000	$352	6.04%	100%
195 Broadway	1913/1985	1,047,287	Dec-13	$498,450,000	$476	3.99%	86%
One Chase Manhattan Plaza	1961/2009	2,212,930	Dec-13	$725,000,000	$328	7.31%	98%
100 William Street	1973	422,406	Nov-13	$166,500,000	$394	4.53%	95%
180 Water Street	1971	568,565	Jul-13	$151,000,000	$266	6.67%	100%
100 Broadway	1897/1998	394,790	Jul-13	$155,000,000	$393	6.26%	97%
5 Hanover Square	1962	334,211	Jul-13	$105,000,000	$314	5.00%	93%
123 William Street	1957	569,160	Jul-13	$134,000,000	$235	2.24%	52%
2 Rector Street	1909/1990	460,186	Apr-13	$140,000,000	$304	2.68%	73%
222 Broadway	1961	786,931	Apr-12	$230,000,000	$292	3.62%	79%
4 New York Plaza	1969	1,121,753	Apr-12	$270,000,000	$241	4.23%	95%
14 Wall Street	1912	1,016,723	Apr-12	$303,000,000	$298	4.39%	82%
33 Maiden Lane	1984	624,124	Jan-12	$207,500,000	$332	4.74%	86%
(1)	Source: Appraisal

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

25 Broadway New York, NY 10004	Collateral Asset Summary – Loan No. 1 25 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 67.8% 1.90x 9.6%

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	2012	2013	U/W	U/W PSF
Base Rent(1)	$21,396,435	$25,485,955	$24,148,993	$24,001,192	$32,945,545	$34.44
Value of Vacant Space	0	0	0	0	1,792,980	1.87
Gross Potential Rent	$21,396,435	$25,485,955	$24,148,993	$24,001,192	$34,738,525	$36.32
Total Recoveries	11,101,555	7,083,368	5,489,042	6,004,526	5,348,566	5.59
Total Other Income	0	5,849,724	5,143,739	4,945,578	3,588,587	3.75
Less: Mark to Market(2)	0	0	0	0	(1,703,351)	(1.78)
Less: Vacancy(3)	0	0	0	0	(1,792,980)	(1.87)
Effective Gross Income	$32,497,990	$38,419,047	$34,781,774	$34,951,296	$40,179,347	$42.00
Total Operating Expenses(4)	16,543,908	15,396,026	14,122,060	15,447,068	16,170,960	16.91
Net Operating Income	$15,954,082	$23,023,021	$20,659,714	$19,504,228	$24,008,387	$25.10
Non-Recurring Items(5)	584,000	584,000	0	0	0	0.00
TI/LC	0	0	0	0	1,238,086	1.29
Capital Expenditures	0	0	0	0	191,311	0.20
Net Cash Flow	$15,370,082	$22,439,021	$20,659,714	$19,504,228	$22,578,990	$23.60

Average Effective Annual Rent PSF	$27.55	$36.15	$36.75	$34.23	$37.91

(1)
U/W Base Rent includes $441,225 in contractual step rent through February 2015. U/W Base Rent is approximately $8.5 million higher than 2013 Base Rent, net of rent steps, due primarily to leases signed since October 2013 by Cipriani USA, Inc., WeWork, Teach For America and Cogent, which contribute approximately $11.3 million in aggregate Base Rent.

(2)	U/W Mark to Market was applied to Deloitte, which pays annual U/W Base Rent PSF of $51.43, above the appraiser’s concluded market rent for office space of $34.00 to $37.00 PSF.
(3)	U/W Vacancy represents 4.1% of gross income.
(4)
The 25 Broadway Property is subject to two tax abatements within the New York City 12-Year Industrial & Commercial Incentive Program. One of the abatements is in its final year, while the other begins to phase out at 20% per year starting in the fourth year of the 25 Broadway Loan term and burns off completely by the ninth year of the 25 Broadway Loan term. Taxes were underwritten at an unabated level less the net present value of tax abatement, a benefit of $371,882.

(5)	2010 and 2011 Effective Gross Income includes $584,000 in income from film shoots, which is non-recurring.

Property Management. The 25 Broadway Property is managed by ACTA Realty Corp., a borrower affiliate.

Lockbox / Cash Management. The 25 Broadway Loan Combination is structured with a hard lockbox and in place cash management. The borrower sent tenant direction letters to all tenants instructing them to deposit all rents and other payments directly into the lockbox account controlled by the lender. All funds in the lockbox account are swept daily to a cash management account under the control of the lender and disbursed in accordance with the 25 Broadway Loan Combination documents.

Additionally, all excess cash will be swept into a lender controlled account (i) upon an event of default or (ii) if there exists a Low Debt Service Period (as defined herein).

A “Low Debt Service Period” commences if the debt service coverage ratio (as reasonably determined by lender in accordance with the definition of such ratio set forth in the loan documents) is less than 1.10x and ends if such debt service coverage ratio is at least 1.15x for two consecutive calendar quarters.

Initial Reserves. At closing, the borrower deposited (i) $1,693,530 into a tax reserve account, (ii) $422,627 into an insurance reserve account, (iii) $20,420,098 into an account for tenant improvements and leasing commissions, of which $10,012,578 was reserved for existing obligations due to Teach For America, $7,148,825 was reserved for existing obligations due to WeWork, $1,999,263 was reserved for existing obligations due to Cipriani USA, Inc., $1,000,000 was reserved for existing obligations due to Cogent and $259,433 was reserved for existing obligations due to Planet Fitness and (iv) $10,622,058 into an account for free rent obligations (which shall be disbursed into the lockbox account on a monthly basis), of which $4,704,635 was reserved for existing free rent due to Teach For America, $3,364,291 was reserved for existing free rent due to WeWork, $2,314,081 was reserved for existing free rent due to Cipriani USA, Inc., and $239,051 was reserved for existing free rent due to Cogent. In addition, on the first monthly payment date, the borrower will be required to deposit $165,000 into a reserve for immediate repairs. At the borrower’s option and provided, among other things per the loan documents, no event of default is continuing, the borrower may deliver to lender one or more letters of credit to replace all or a portion of the initial $20,420,098 TI/LC deposit.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

25 Broadway New York, NY 10004	Collateral Asset Summary – Loan No. 1 25 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 67.8% 1.90x 9.6%

Ongoing Reserves. On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $423,383 per month, into a tax reserve account, (ii) 1/12 of the estimated annual insurance premiums, which currently equates to $46,959 per month, into an insurance reserve account, (iii) $15,943 into a replacement reserve account and (iv) $79,713 into an account for tenant improvements and leasing commissions. The tenant improvements and leasing commissions account will initially be capped at $3,000,000 and, once such initial cap is reached, will remain suspended until such time that the balance in the reserve drops below $1,000,000 and after such date the monthly tenant improvements and leasing commissions deposit amount shall be reduced to $39,856 and capped at $2,000,000 thereafter.

Beginning on the first monthly payment date from and after July 1, 2016 (regardless of the occurrence of an event of default or Low Debt Service Period), all excess cash flow will be swept into the Additional Rollover Reserve until such time that $3,655,692 has been deposited into the Additional Rollover Reserve. Deposits into the Additional Rollover Reserve will be suspended if (i) the borrower deposits $3,655,692 into the Additional Rollover Reserve on or before June 30, 2016 or (ii) the borrower delivers a letter of credit in the amount of $3,655,692 on or before June 30, 2016. Funds on deposit in the Additional Rollover Reserve are required to be used by the borrower for tenant improvements for the Deloitte space on the 14th floor that is required to be occupied by Teach For America and the Deloitte space on the 3rd floor that is required to be occupied by Léman Manhattan after the expiration of Deloitte’s lease in December 2016.

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

25 Broadway New York, NY 10004	Collateral Asset Summary – Loan No. 1 25 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 67.8% 1.90x 9.6%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

25 Broadway New York, NY 10004	Collateral Asset Summary – Loan No. 1 25 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 67.8% 1.90x 9.6%

25 Broadway
25 Broadway
New York, NY 10004
WEST STREET
CHURCH STREET
BATTERY PARK CITY
Hudson River
East River
BROOKLYN BATTERY TUNNEL
FDR / SOUTH STREET VIADUCT
New York
MANHATTAN
QUEENS
BROOKLYN
Union City
Hoboken
Jersey City
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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761 Main Avenue Norwalk, CT 06851	Collateral Asset Summary – Loan No. 2 iPark Norwalk	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$94,000,000 74.0% 1.33x 8.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

761 Main Avenue Norwalk, CT 06851	Collateral Asset Summary – Loan No. 2 iPark Norwalk	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$94,000,000 74.0% 1.33x 8.9%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Sponsor:	Joseph Cotter
Borrower:	i.Park Norwalk II LLC
Original Balance:	$94,000,000
Cut-off Date Balance:	$94,000,000
% by Initial UPB:	8.8%
Interest Rate:	5.1220%
Payment Date:	6th of each month
First Payment Date:	April 6, 2014
Maturity Date:	March 6, 2024
Amortization:	Interest only for 36 months, 360 months thereafter
Additional Debt:	None
Call Protection(1):	L(25), D(92), O(3)
Lockbox / Cash Management:	Hard / Springing

Reserves(2)
	Initial	Monthly
Taxes:	$136,000	$68,000
Insurance:	$192,424	$19,320
Replacement:	$0	$4,608
TI/LC:	$0	$15,361
Tenant TI Reserve(3):	$3,676,049	$0
Free Rent Reserve(4):	$1,693,965	$0
Environmental Reserve(5):	$238,000	$0

Financial Information
Cut-off Date Balance / Sq. Ft.:	$255
Balloon Balance / Sq. Ft.:	$226
Cut-off Date LTV:	74.0%
Balloon LTV:	65.7%
Underwritten NOI DSCR(6):	1.37x
Underwritten NCF DSCR(6):	1.33x
Underwritten NOI Debt Yield:	8.9%
Underwritten NCF Debt Yield:	8.7%
Underwritten NOI Debt Yield at Balloon:	10.1%
Underwritten NCF Debt Yield at Balloon:	9.8%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type(7):	Mixed-Use Office/Industrial
Collateral:	Fee Simple
Location:	Norwalk, CT
Year Built / Renovated(8):	1953 / 2014
Total Sq. Ft.(7):	368,682
Property Management:	Pembroke Management, Inc.
Underwritten NOI(9):	$8,391,441
Underwritten NCF:	$8,151,798
Appraised Value:	$127,000,000
Appraisal Date:	January 27, 2014

Historical NOI(8)
Most Recent NOI(9):	$5,009,995 (T-12 January 31, 2014)
2012 NOI:	NAP
2011 NOI:	NAP
2010 NOI:	NAP

Historical Occupancy
Most Recent Occupancy(10):	91.6% (February 28, 2014)
2012 Occupancy:	64.0% (December 31, 2012)
2011 Occupancy:	53.8% (December 31, 2011)
2010 Occupancy:	49.2% (December 31, 2010)
(1)	Partial release is permitted. See “Partial Release” herein.
(2)	See “Initial Reserves” and “Ongoing Reserves” herein.
(3)	The Tenant TI Reserve represents outstanding tenant improvements associated with RMA, Coastal, DCF and Norwalk Hospital Health & Wellness Center’s recently executed leases.
(4)	The Free Rent Reserve represents outstanding bridge rent and free rent associated with the State of Connecticut, Cannondale and Coastal Orthopedic, all of which executed leases in 2014.
(5)	The Environmental Reserve is related to $180,000 of outstanding environmental costs associated with an ongoing contamination remediation project. See “Environmental Matters” herein.
(6)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.72x and 1.67x, respectively.
(7)	The iPark Norwalk Property is comprised of 291,032 sq. ft. of office space, 61,050 sq. ft. of retail space and 16,600 sq. ft. of warehouse space.
(8)
Subsequent to the acquisition, the sponsor invested approximately $83.1 million of capital improvements to reconfigure the iPark Norwalk Property into its current use and lease it up to 91.6% occupancy.  As such, Historical NOI prior to 2014 is not applicable.

(9)
The increase in Most Recent NOI to Underwritten NOI is primarily the result of four executed leases in 2014 comprising 113,119 sq. ft. (30.7% of NRA) and $2,980,800 of U/W Base Rent (28.5% of U/W Base Rent) and $508,561 of contractual averaged rent through the iPark Norwalk Loan term for the Norwalk Hospital Health & Wellness Center.

(10)
The iPark Norwalk Property is currently 91.6% leased and 74.7% occupied as of February 28, 2014.  Three tenants occupying 62,342 sq. ft. or 16.9% of net rentable area (“NRA”) are expected to take possession in the second quarter of 2014.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

761 Main Avenue Norwalk, CT 06851	Collateral Asset Summary – Loan No. 2 iPark Norwalk	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$94,000,000 74.0% 1.33x 8.9%

Tenant Summary
Tenant	Tenant Type	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
Norwalk Hospital Health & Wellness Center	Medical Office	NR/NR/NR	104,618	28.4%	$35.20(2)	38.0%	5/11/2028(3)
LA Fitness	Retail	NR/NR/NR	60,000	16.3%	$21.84	13.5%	10/31/2026
Cannondale	Office/Warehouse	NR/NR/NR	50,977(4)	13.8%	$22.63(4)	11.9%	6/30/2029(5)
State of Connecticut	Office	AA/Aa3/AA	23,682	6.4%	$26.15	6.4%	3/31/2024(6)
RMA	Medical Office	NR/NR/NR	23,448	6.4%	$32.70	7.9%	7/31/2029
Total Major Tenants			262,725	71.3%	$28.67	77.7%
Remaining Tenants(7)			74,957	20.3%	$28.90	22.3%
Total Occupied Collateral			337,682	91.6%	$28.72	100.0%
Vacant			31,000	8.4%
Total			368,682	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)	Norwalk Hospital Health & Wellness Center U/W Base Rent PSF includes $508,561 of contractual averaged rent through the iPark Norwalk Loan term.
(3)
A cash flow sweep will commence upon (if not already commenced, as described below under “Lockbox/Cash Management”), the date that is 12 months prior to the then current expiration of the Norwalk Hospital Health & Wellness Center lease.

(4)
The Cannondale space is comprised of 40,377 sq. ft. of office space located in the Main Building and 10,600 sq. ft. of warehouse showroom space located in the Cannondale Showroom. The Cannondale office space U/W Base Rent PSF is $26.34 and the Cannondale warehouse space U/W Base Rent PSF is $8.50 PSF, resulting in a weighted average U/W Base Rent PSF of $22.63 for the Cannondale space.

(5)
Cannondale has a one-time right to terminate its lease on July 1, 2024 with no later than 12 months and no earlier than 18 months prior notice and payment of any remaining unamortized portion of 12 months of free office space base rent, six months of free warehouse space rent, tenant improvements and leasing commissions.

(6)	State of Connecticut may terminate its lease at any time after March 22, 2018 with six months prior notice.
(7)	Remaining Tenants includes six tenants comprising 74,957 sq. ft. with no tenant representing greater than 5.7% of NRA.

Lease Rollover Schedule(1)
Year	# of Suites Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	1	1,050	0.3%	1,050	0.3%	$20.00	0.2%	0.2%
2015	0	0	0.0%	1,050	0.3%	$0.00	0.0%	0.2%
2016	0	0	0.0%	1,050	0.3%	$0.00	0.0%	0.2%
2017	1	16,080	4.4%	17,130	4.6%	$26.50	4.4%	4.6%
2018	2	19,630	5.3%	36,760	10.0%	$24.75	5.0%	9.6%
2019	1	2,070	0.6%	38,830	10.5%	$21.00	0.4%	10.1%
2020	0	0	0.0%	38,830	10.5%	$0.00	0.0%	10.1%
2021	0	0	0.0%	38,830	10.5%	$0.00	0.0%	10.1%
2022	1	20,915	5.7%	59,745	16.2%	$35.79	7.7%	17.8%
2023	0	0	0.0%	59,745	16.2%	$0.00	0.0%	17.8%
2024	2	38,894	10.5%	98,639	26.8%	$27.26	10.9%	28.7%
Thereafter	7	239,043	64.8%	337,682	91.6%	$28.92	71.3%	100.0%
Vacant	NAP	31,000	8.4%	368,682	100.0%	NAP	NAP
Total / Wtd. Avg.	15	368,682	100.0%			$28.72	100.0%

(1)	Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease that are not considered in the lease rollover schedule.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

761 Main Avenue Norwalk, CT 06851	Collateral Asset Summary – Loan No. 2 iPark Norwalk	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$94,000,000 74.0% 1.33x 8.9%

The Loan. The iPark Norwalk loan (the “iPark Norwalk Loan”) is a fixed rate loan secured by the fee simple interest in a three-building 368,682 sq. ft., suburban office, retail and industrial complex located at 761 Main Avenue in Norwalk, Connecticut (the “iPark Norwalk Property”) with an original principal balance of $94.0 million. The iPark Norwalk Loan has a 10-year term and amortizes on a 30-year schedule after an initial 36 month interest only period. The iPark Norwalk Loan accrues interest at a fixed rate equal to 5.1220% and has a cut-off date balance of $94.0 million. Loan proceeds along with $563,536 of sponsor equity were used to refinance existing debt of approximately $62.4 million, buy out a previous partner for $23.3 million, fund reserves of approximately $5.9 million and pay closing costs of approximately $2.9 million. Based on the appraised value of $127.0 million as of January 27, 2014, the cut-off date LTV ratio is 74.0%. The most recent prior financing of the iPark Norwalk Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$94,000,000	99.4%	Loan Payoff(1)	$62,378,541	66.0%
Sponsor Equity	$563,536	0.6%	Partnership Buyout(2)	$23,300,000	24.6%
			Reserves	$5,936,438	6.3%
			Closing Costs	$2,948,557	3.1%
Total Sources	$94,563,536	100.0%	Total Uses	$94,563,536	100.0%
(1)
The sponsor purchased the iPark Norwalk Property in 2007 for $28.0 million. Subsequent to the acquisition, the sponsors invested approximately $83.1 million of capital improvements to reconfigure the iPark Norwalk Property into its current use for a total cost basis of approximately $111.1 million.

(2)	At closing, the iPark Norwalk Loan sponsors bought out a previous 50.0% equity partner for $23.3 million.

The Borrower / Sponsor. The borrower, i.Park Norwalk II LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote with two independent directors in its organizational structure. The sponsor of the borrower and the nonrecourse carveout guarantor is Joseph Cotter, president of National Resources.

National Resources is a real estate development and investment firm based in Greenwich, CT that focuses on the development of corporate and industrial sites throughout the greater New York area. National Resources has redeveloped over $1.0 billion of projects with some of the world’s largest capital partners. National Resources purchased the iPark Norwalk Property in 2007 for $28.0 million. Subsequent to the acquisition, the sponsor invested approximately $83.1 million of capital improvements to reconfigure the iPark Norwalk Property into its current use. The sponsor currently owns and manages six different iPark branded facilities, designed to offer office and industrial space with high ceilings, large floor plates and abundant natural light.

The Property. The iPark Norwalk Property is a 91.6% leased office, retail and warehouse complex built in 1953 and repositioned after acquisition by the sponsor beginning in 2007. Prior to the renovation, the iPark Norwalk Property served as an office and manufacturing center occupied by Perkin-Elmer, a global company focused on providing technology, services and solutions to the diagnostics, research, environmental, industrial and laboratory services market. The iPark Norwalk Property is comprised of one multi-tenant building and two single tenant buildings. The Main Building contains 292,082 sq. ft. of office, medical office and retail space (79.2% of total NRA) and is 91.4% leased by 10 tenants (the “Main Building”). The LA Fitness Building contains 60,000 sq. ft. of retail space (16.3% of NRA) and is 100.0% occupied by LA Fitness (the “LA Fitness Building”). The Cannondale Showroom contains 16,600 sq. ft. of warehouse space (4.5% of NRA) and is 63.9% occupied by Cannondale (the “Cannondale Showroom”). The LA Fitness Building also includes a swimming pool and basketball court. The sponsor invested approximately $28.1 million ($76.21 PSF) renovating the individual tenants space including approximately $9.3 million ($88.89 PSF) renovating the Norwalk Hospital Health & Wellness Center space. Subsequent to taking possession of its space, Norwalk Hospital Health & Wellness Center invested an additional $12.0 to $15.0 million into its space. The iPark Norwalk Property is surrounded by 1,279 surface level parking spaces, which are subject to release (see “Partial Release” herein). A summary of the space types at the iPark Norwalk Property are detailed below.

Space Type Breakout
Space Type	Total Sq. Ft.	% Occupied	% of Total Sq. Ft.	U/W Base Rent PSF(1)	% of Total U/W Base Rent
Standard Office	182,754	86.3%	49.6%	$29.05	47.2%
Medical Office	108,278	100.0%	29.4%	$34.13	38.1%
Retail	60,000	100.0%	16.3%	$21.84	13.5%
Warehouse	16,600	63.9%	4.5%	$8.50	0.9%
Café	1,050	100.0%	0.3%	$20.00	0.2%
Total / Wtd. Avg.	368,682	91.6%	100.0%	$28.72	100.0%
(1)	U/W Base Rent PSF excludes vacant space.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

761 Main Avenue Norwalk, CT 06851	Collateral Asset Summary – Loan No. 2 iPark Norwalk	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$94,000,000 74.0% 1.33x 8.9%

The iPark Norwalk Property is located on Route 7 in Norwalk, Connecticut within walking distance of bus line 3 and 4, the primary transit system linking Norwalk and its immediate suburbs. The iPark Norwalk Property is also located approximately 3.2 miles north of downtown Norwalk and 3.9 miles north of Norwalk Hospital, the largest tenant at the iPark Norwalk Property. As of YE 2013, the population within a five mile radius was 134,298 with a median household income of $96,120. The iPark Norwalk Property is surrounded by three additional towns: New Canaan, Wilton and Westport. New Canaan, Wilton and Westport had 2011 populations of 19,642, 17,973 and 26,249, respectively, and 2011 median household incomes of $191,750, $159,720 and $155,792, respectively.

Environmental Matters. The Phase I environmental report dated January 30, 2014 recommended the continuance of existing contamination remediation in order to obtain a “No Further Action” status as well as the development and implementation of an asbestos operation and maintenance plan at the iPark Norwalk Property, which is currently in place. The borrower deposited $238,000 with lender in connection with the completion of the required remediation. In addition, the borrower purchased a $2.0 million environmental policy in order to address potential environmental concerns and conditions at the iPark Norwalk Property.

Major Tenants.

Norwalk Hospital Health & Wellness Center (104,618 sq. ft., 28.4% of NRA, 38.0% of U/W Base Rent) Norwalk Hospital is a 328-bed not-for-profit, acute care community teaching hospital located approximately 3.9 miles south of the iPark Norwalk Property that serves 250,000 people in lower Fairfield County, Connecticut and employs more than 500 physicians and 2,000 health professionals and support personnel. Norwalk Hospital Health & Wellness Center leases 104,618 sq. ft. of space at the iPark Norwalk Property that is utilized by physicians associated with Norwalk Hospital. Norwalk Hospital Health & Wellness Center has invested approximately $12.0 to $15.0 million into its space at the iPark Norwalk Property.

In January of 2014, the State of Connecticut approved the merger of the Danbury, Norwalk and New Milford hospitals, creating The Health Network, which is comprised of 822 licensed beds, 6,000 employees and a $1.1 billion annual budget.

LA Fitness (60,000 sq. ft., 16.3% of NRA, 13.5% of U/W Base Rent) LA Fitness is a privately owned American health club chain based in Irvine, CA with over 600 clubs across the United States and Canada founded in 1984. LA Fitness opened its first gym in Covina, California in November of 1984 and has grown since to include 615 clubs throughout the United States and Canada. LA Fitness first executed its lease at the iPark Norwalk Property in November of 2006 for 48,000 sq. ft. and expanded its space in 2008 to 60,000 sq. ft. LA Fitness has invested approximately $6.0 million into its space at the iPark Norwalk Property, which includes a swimming pool and basketball court.

Cannondale (50,977 sq. ft., 13.8% of NRA, 11.9% of U/W Base Rent) The Cannondale Bicycle Corporation (“Cannondale”) is an American division of Canadian conglomerate Dorel Industries, which manufactures road, mountain and recreational bicycles. Cannondale’s global headquarters are located at the iPark Norwalk Property with manufacturing and assembly facilities located in China and Taichung, Taiwan. Dorel Industries Inc. (TSX: DII.B, DII.A) is an international juvenile products and bicycle company. Dorel’s brands include Safety 1st, Quinny, Cosco, Maxi-Cosi, and Bébé Confort in Juvenile, as well as Cannondale, Schwinn, GT, Mongoose, Caloi, IronHorse and SUGOI in recreational/leisure. Dorel’s home furnishings segment also markets an assortment of Canadian produced and imported furniture products, principally in North America. As of Q3 2013, Dorel had annual sales of $2.6 billion and employed 6,300 people in facilities located across 24 counties worldwide. Cannondale has invested approximately $3.0 million into its space at the iPark Norwalk Property.

The Market.

The iPark Norwalk Property is located in the South Connecticut office market, which contains a total office inventory of 12.0 million sq. ft. with 2.4 million sq. ft. of vacant space as of 4Q 2013. No additional inventory was delivered to the market in 2013. The appraiser selected a competitive set of ten properties comprising 2.0 million sq. ft. that exhibited a vacancy rate of 15.0% and an average office asking rent of $29.38. Six of those ten properties are considered directly competitive properties, which exhibited a vacancy rate of 2.5% and an average asking rent of $22.87. A summary of the six directly competitive properties is below.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

761 Main Avenue Norwalk, CT 06851	Collateral Asset Summary – Loan No. 2 iPark Norwalk	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$94,000,000 74.0% 1.33x 8.9%

Competitive Set(1)
Property Name	Miles	Year Built	Number Stories	Building Class	Total NRA	% Total Vacant	Asking Rent
iPark Norwalk Property(2)	NAP	1953	2	A	368,682	8.4%(2)	$28.72
338 Main Avenue	15	1985	5	A	264,473	2.0%	$15.00
40 Danbury Road	1	2008	3	A	161,222	2.0%	$32.00
40 Richards Avenue	1	1985	7	A	145,487	1.0%	$32.50
9 Old Kings Highway	15	1979	4	A	89,700	8.0%	$20.00
33 Riverside Avenue	4	1972	5	A	79,702	1.0%	$38.00
166 Glover Avenue	0.5	1977	3	A	75,946	1.0%	NAV
Total / Wtd. Avg.(3)					816,530	2.3%	$25.22
(1)	Source: Appraisal
(2)	Source: Underwritten Rent Roll
(3)	Total / Wtd. Avg. excludes the iPark Norwalk Property

In addition, the appraiser identified six comparable office leases and five comparable warehouse leases. The comparable office leases exhibited rents ranging from $25.53 to $32.20 PSF with a weighted average rent of $28.72 PSF. Given the iPark Norwalk Property’s recent repositioning and high-end office finishes, the appraiser concluded standard office rents of $30.00 PSF, Norwalk Hospital Health & Wellness Center space market rents of $35.00 PSF and medical office rents of $32.00 PSF. The comparable warehouse leases exhibited rents ranging from $9.00 PSF to $11.40 PSF, with an average rent of $9.89 PSF. The appraiser concluded warehouse market rents of $10.00 PSF at the iPark Norwalk Property. A summary of the appraiser concluded market rents by space type is below indicating an appraiser concluded market rent of $29.71 PSF. In addition, the appraiser concluded a vacancy of 5.0% for the iPark Norwalk Property.

Space Type Market Rent
Space Type	Total Sq. Ft.	% Leased	% of Total Sq. Ft.	U/W Base Rent PSF(1)	Appraiser Concluded Market Rent(1)
Standard Office	182,754	86.3%	49.6%	$29.05	$30.00
Medical Office	108,278	100.0%	29.4%	$34.13	$33.93(2)
Retail	60,000	100.0%	16.3%	$21.84	$25.00
Warehouse	16,600	63.9%	4.5%	$8.50	$10.00
Café	1,050	100.0%	0.3%	$20.00	$20.00
Total / Wtd. Avg.	368,682	91.6%	100.0%	$28.72	$29.71
(1)	U/W Base Rent PSF and Total / Wtd. Avg. Appraiser Concluded Market Rent exclude vacant space.
(2)
The appraiser concluded market rents of $35.00 PSF for the Norwalk Hospital Health & Wellness Center space and $32.00 PSF for the remaining medical office space. The Appraiser Concluded Market Rent of $33.93 PSF represents the weighted average appraiser concluded market rent of the Norwalk Hospital Health & Wellness Center space and the remaining medical office space.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

761 Main Avenue Norwalk, CT 06851	Collateral Asset Summary – Loan No. 2 iPark Norwalk	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$94,000,000 74.0% 1.33x 8.9%

Cash Flow Analysis.

Cash Flow Analysis
	T-12 1/31/2014	U/W	U/W PSF
Base Rent(1)(2)	$6,148,091	$9,698,947	$26.31
Value of Vacant Space	0	760,000	2.06
Gross Potential Rent	$6,148,091	$10,458,947	$28.37
Total Recoveries	495,654	552,544	1.50
Total Other Income	0	0	0.00
Less: Vacancy(3)	0	(782,920)	(2.12)
Effective Gross Income	$6,643,744	$10,228,571	$27.74
Total Operating Expenses	1,633,749	1,837,130	4.98
Net Operating Income	$5,009,995	$8,391,441	$22.76
TI/LC	0	184,341	0.50
Capital Expenditures	0	55,302	0.15
Net Cash Flow	$5,009,995	$8,151,798	$22.11
(1)
U/W Base Rent includes $508,561 of contractual averaged rent through the iPark Norwalk Loan term for Norwalk Hospital Health & Wellness Center. Base Rent for the IRS and the State of Connecticut have been averaged over the remainder of their lease terms due to rent decreases associated with tenant improvement amortization burn off.

(2)
The increase in Base Rent is primarily the result of four executed leases in 2014 comprising 113,119 sq. ft. (30.7% of NRA) and $2,980,800 of U/W Base Rent (28.5% of U/W Base Rent) and $508,561 of contractual averaged rent through the iPark Norwalk Loan term for Norwalk Hospital Health & Wellness Center.

(3)
U/W Vacancy is based on an in-place economic vacancy adjustment of 7.1% of base rent and recoveries. The iPark Norwalk Property is 91.6% physically leased as of February 28, 2014. The iPark Norwalk Property Competitive Set exhibited a weighted average vacancy of 2.3% and the appraiser concluded a vacancy rate of 5.0% for the iPark Norwalk Property.

Property Management. The iPark Norwalk Property is managed by Pembroke Management, Inc., an affiliate of the sponsor.

Lockbox / Cash Management. The iPark Norwalk Loan is structured with a hard lockbox and springing cash management. In place cash management is required upon the commencement of any Cash Trap Period (as defined below) or the failure by the borrower to maintain a debt service coverage ratio for one calendar quarter of 1.20x, upon which all excess cash flow will be deposited into an excess cash flow account. A “Cash Trap Period” will commence upon the earliest to occur of (i) an event of default, (ii) failure by the borrower to maintain a debt service coverage ratio for one calendar quarter of 1.15x or (iii) a Norwalk Hospital Cash Trap Period.

A “Norwalk Hospital Cash Trap Period” will commence upon the earliest to occur to of (i) the date Norwalk Hospital Health & Wellness Center ceases to operate or goes dark, (ii) the date the Norwalk Hospital Health & Wellness Center tenant delivers to borrower written notice or otherwise indicates its intention not to renew its lease for its entire space, (iii) the date Norwalk Hospital Health & Wellness Center delivers to borrower written notice or otherwise indicates its intention to vacate its space, (iv) 12 months prior to the then current expiration of the Norwalk Hospital Health & Wellness Center lease or (v) the Norwalk Hospital Health & Wellness Center becomes a debtor in any bankruptcy or insolvency proceeding.

Initial Reserves. At closing, the borrower deposited (i) $136,000 into a tax reserve account, (ii) $192,424 into an insurance reserve account, (iii) $3,676,049 into a tenant improvement reserve for outstanding costs related to recent leasing, (iv) $1,693,965 into a free rent reserve account for outstanding bridge and free rent related to recent leasing and (v) $238,000 into an environmental reserve for $180,000 of outstanding ongoing environmental contamination remediation costs.

Ongoing Reserves. On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $68,000 into a tax reserve account, (ii) 1/12 of the estimated annual insurance premiums, which currently equates to $19,320 into an insurance reserve account, (iii) $4,608 into a replacement reserve account and (iv) $15,361 into a rollover reserve account.

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

761 Main Avenue Norwalk, CT 06851	Collateral Asset Summary – Loan No. 2 iPark Norwalk	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$94,000,000 74.0% 1.33x 8.9%

Partial Release. The borrower may obtain the release of (x) the land currently improved by the 1,279 parking spaces located at the iPark Norwalk Property and (y) the air rights located above the existing improvements (each, a “Release Parcel”) by converting the entire iPark Norwalk Property to a condominium form of ownership. Any future condominium form of ownership must also comply with all parking requirements in accordance with tenant leases and current zoning restrictions. Thereafter in connection with such conversion, the borrower may request that lender release the Release Parcels from the lien of the mortgage in accordance with the iPark Norwalk Loan documents. The Release Parcels were not included in the iPark Norwalk Property appraised value. Such release is subject to satisfaction with the REMIC release requirements.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

761 Main Avenue Norwalk, CT 06851	Collateral Asset Summary – Loan No. 2 iPark Norwalk	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$94,000,000 74.0% 1.33x 8.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

761 Main Avenue Norwalk, CT 06851	Collateral Asset Summary – Loan No. 2 iPark Norwalk	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$94,000,000 74.0% 1.33x 8.9%

CARTIFACT
iPark Norwalk
761 Main Avenue
Norwalk, CT 06851
Wilton
Weston
New Canaan
Westport
Norwalk
Norwalk Hospital
Norwalk Community College
Darien
Noroton
Bridgeport
Norwalk
Stamford
Pleasantville
Nanuet
White Plains
Greenwich
Yonkers
Mount Vernon
New York
Jersey City
Levittown
Hempstead
West Babylon
LONG ISLAND
Long Island Sound

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

17260 Harbour Point Drive Fort Myers, FL 33908	Collateral Asset Summary – Loan No. 3 Sanibel Harbour Marriott Resort & Spa	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$84,874,137 63.3% 1.55x 12.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

17260 Harbour Point Drive Fort Myers, FL 33908	Collateral Asset Summary – Loan No. 3 Sanibel Harbour Marriott Resort & Spa	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$84,874,137 63.3% 1.55x 12.8%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Sponsors:	CSC Holdings, LLC; Columbia Sussex Corporation
Borrower:	CP Sanibel, LLC
Original Balance:	$85,000,000
Cut-off Date Balance:	$84,874,137
% by Initial UPB:	8.0%
Interest Rate:	5.2165%
Payment Date:	6th of each month
First Payment Date:	April 6, 2014
Maturity Date:	March 6, 2024
Amortization:	300 months
Additional Debt:	None
Call Protection(1):	L(25), D(91), O(4)
Lockbox / Cash Management:	Hard / Springing

Reserves(2)
	Initial	Monthly
Taxes:	$218,333	$54,583
Insurance:	$764,423	$81,080
FF&E:	$0	1/12 of 4.5% of prior year’s gross income
Required Repairs:	$16,250	NAP
PIP Reserve(3):	$780,000	Springing
Seasonality Reserve:	$490,000	Springing
Other:	$10,000	Springing

Financial Information
Cut-off Date Balance / Room:	$244,594
Balloon Balance / Room:	$184,640
Cut-off Date LTV:	63.3%
Balloon LTV:	47.8%
Underwritten NOI DSCR:	1.78x
Underwritten NCF DSCR:	1.55x
Underwritten NOI Debt Yield:	12.8%
Underwritten NCF Debt Yield:	11.1%
Underwritten Balloon NOI Debt Yield:	16.9%
Underwritten Balloon NCF Debt Yield:	14.7%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Full Service Hospitality
Collateral(4):	Fee Simple
Location:	Fort Myers, FL
Year Built / Renovated(3):	1984, 1988, 1999 / 2013-2014
Rooms:	347
Property Management:	Columbia Sussex Management
Underwritten NOI:	$10,849,646
Underwritten NCF:	$9,427,903
Appraised Value:	$134,000,000
Appraisal Date:	December 1, 2013

Historical NOI(5)
Most Recent NOI:	$10,774,953 (T-12 January 31, 2014)
2012 NOI:	$7,112,076 (December 31, 2012)
2011 NOI:	$7,811,417 (December 31, 2011)
2010 NOI:	$5,510,751 (December 31, 2010)

Historical Occupancy(5)
Most Recent Occupancy:	70.7% (T-12 January 31, 2014)
2012 Occupancy:	59.8% (December 31, 2012)
2011 Occupancy:	59.8% (December 31, 2011)
2010 Occupancy:	60.1% (December 31, 2010)
(1)	Partial release is permitted. See “Partial Release” herein.
(2)	See “Initial Reserves” and “Ongoing Reserves” herein.
(3)	The Sanibel Harbour Marriott Property is in the final stages of implementing a $4.9 million renovation. At closing, the borrower deposited $780,000 into a PIP reserve to complete the renovation.
(4)
The collateral also includes the borrower’s leasehold interest in a 17-slip dock located at the Sanibel Harbour Marriott Property, subject to a submerged land lease with the state of Florida. See “Submerged Land Lease” herein.

(5)
In December 2009, the Sanibel Harbour Marriott Property executed a twenty-year franchise agreement with Marriott International, Inc., which included a requirement for a $4.9 million PIP. The improvement of Historical NOI and Historical Occupancy is primarily a result of the rebranding, ongoing renovations and improving market conditions.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

17260 Harbour Point Drive Fort Myers, FL 33908	Collateral Asset Summary – Loan No. 3 Sanibel Harbour Marriott Resort & Spa	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$84,874,137 63.3% 1.55x 12.8%

The Loan. The Sanibel Harbour Marriott Resort & Spa loan (the “Sanibel Harbour Marriott Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a 347-key, full service, water-front luxury resort located in Fort Myers, Florida with an original principal balance of $85.0 million (the “Sanibel Harbour Marriott Property”). The collateral also includes a 100-foot yacht and the borrower’s leasehold interest in a 17-slip dock. The Sanibel Harbour Marriott Loan has a 10-year term and amortizes on a 25-year schedule. The Sanibel Harbour Marriott Loan accrues interest at a fixed rate equal to 5.2165% and has a cut-off date balance of approximately $84.9 million. Loan proceeds were used to retire existing debt of approximately $75.0 million and preferred equity of approximately $7.0 million, fund reserves and pay closing costs. Based on the appraised value of $134.0 million as of December 1, 2013, the cut-off date LTV is 63.3% with remaining implied equity of $49.0 million. The most recent prior financing of the Sanibel Harbour Marriott Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$85,000,000	100.0%	Loan Payoff	$74,909,550	88.1%
			Preferred Equity Payoff	$7,011,830	8.2%
			Reserves	$2,279,006	2.7%
			Closing Costs	$626,768	0.7%
			Return of Equity	$172,846	0.2%
Total Sources	$85,000,000	100.0%	Total Uses	$85,000,000	100.0%

The Borrower / Sponsor. The borrower, CP Sanibel, LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote with two independent directors in its organizational structure. The sponsors of the borrower and nonrecourse carve-out guarantors are CSC Holdings, LLC and Columbia Sussex Corporation (collectively, “Columbia Sussex”). Founded in 1972, Columbia Sussex is a privately-owned company specializing in owning and operating hospitality properties. Currently, the sponsor owns and manages a $2.0 billion portfolio of 34 hospitality assets with the majority having Marriott flags.

Columbia Sussex acquired the Sanibel Harbour Marriott Property as an un-flagged asset in 2007 and executed a twenty-year franchise agreement with Marriott International, Inc. in 2009.

The Property. The Sanibel Harbour Marriott Property is a 347-key full service luxury resort located along the Gulf of Mexico in Fort Myers, Florida. Originally built in 1984 and most recently renovated in 2013-2014 for approximately $4.9 million ($14,049 per key), the Sanibel Harbour Marriott Property is comprised of four main buildings, which include two guestroom towers, a conference center and spa, on 85 acres of land located along the Gulf of Mexico. The room mix consists of seven different room types, including 69 suites. Nearly 90.0% of the rooms offer water views. As part of the recent renovation, all guestrooms have been renovated in the past 18 months to meet the Marriott brand standards. Guestrooms feature private balconies, 24-hour room service, Marriott’s Revive bedding, HDTVs and complimentary wireless internet. Since 2007, the borrower has invested over $8.2 million in capital expenditures. Currently, the Sanibel Harbour Marriott Property is renovating the meeting rooms, including replacement of carpeting, vinyl, FF&E and pre-function spaces.

Amenities for the Sanibel Harbour Marriott Property include four pools (three outdoor, one indoor), five restaurants, a 40,000 sq. ft. full-service spa with 29 treatment rooms, 12 meeting rooms offering approximately 45,000 sq. ft. of indoor meeting space as well as 34,000 sq. ft. of outdoor function space, five Har-Tru tennis courts including a 5,500 seat tennis stadium, volleyball courts, complimentary fitness classes and on-site laundry. Moreover, the Sanibel Harbour Marriott Property offers an on-site marina as well as a 100-foot yacht that guests may reserve for dinner cruises.

The Sanibel Harbour Marriott Property has received numerous accolades including “2013 AAA Four Diamond Award” and “TripAdvisor’s 2013 Certificate of Excellence”, a recognition given to only the top 10% of hotels on the website. Additionally, the spa was recognized on “Condé Nast Traveler’s Top 100 U.S. Resort Spas of 2013.”

The market mix for the Sanibel Harbour Marriott Property is comprised of approximately 60.0% leisure/tourism and 40.0% group business with group business growing. Since being flagged as a Marriott in December 2009, the Sanibel Harbour Marriott Property has experienced approximately 29.2% increase in revenue. As a result of the ongoing renovation and upgrades of the meeting space, the Sanibel Harbour Marriott Property has experienced significant growth in group bookings. As of December 2013, the Sanibel Harbour Marriott Property already had 23,760 room nights reserved for 2014, reflecting a 23.1% increase over the prior year’s group booking pace. For 2013, the December 2012 group bookings pace represented approximately 68.9% of the actual room bookings and the year-end rate was 10.7% higher than the group bookings rate. The 2014 group booking pace is already at 72.9% of the actual 2013 room bookings and the booking rate is 7.7% higher than the actual 2013 room rate.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

17260 Harbour Point Drive Fort Myers, FL 33908	Collateral Asset Summary – Loan No. 3 Sanibel Harbour Marriott Resort & Spa	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$84,874,137 63.3% 1.55x 12.8%

Group Bookings Analysis(1)
	FY 2013 Pace (12/31/2012)	FY 2014 Pace (12/31/2013)	Pace Growth
Definitive Room Nights	19,295	23,760	23.1%
ADR	$148.81	$177.32	19.2%
Revenue	$2,871,307	$4,213,213	46.7%
(1)	As provided by the borrower

Environmental Matters. The Phase I environmental report dated February 12, 2014 recommended the development and implementation of an Asbestos Operation and Maintenance Plan, which is already in place.

The Market. The Sanibel Harbour Marriott Property is located on the water-front on the Fort Myers harbour, located off of the Gulf of Mexico, approximately 100 miles south of Tampa and 120 miles northwest of the Miami-Fort Lauderdale-Pompano Beach area. The immediate area surrounding the Sanibel Harbour Marriott Property is mangrove wetlands, water-front condominiums and the adjacent Sanibel Harbor Yacht Club. Primary access to the Sanibel Harbour Marriott Property is provided by Interstate 75, which offers north/south travel along the southwest coast of Florida. Additionally, the Southwest Florida International Airport is located approximately 16 miles east of the Sanibel Harbour Marriot Property and served approximately 7.4 million passengers in 2012. The Fort Myers-Cape Coral metropolitan statistical area experienced a 2.2% population growth in 2012, outperforming the national average of 0.7%, and had an unemployment rate of 5.8% in December 2013, which was 0.9% lower than the national average of 6.7%.

In addition to numerous on-site amenities, the Sanibel Harbour Marriott Property is positioned near a number of notable attractions. The Sanibel Harbour Marriott Property is located on the mainland directly adjacent to the only bridge connecting to Sanibel Island, which was included in USA Today’s “Top 10 Best Florida Beach Towns”. Less than ten miles from the Sanibel Harbour Marriott Property, the J.N. “Ding” Darling National Wildlife Refuge offers the largest undeveloped mangrove ecosystem in the United States and hosts over 700,000 visitors annually. Additional local attractions include the Thomas Edison and Henry Ford estates, Boston Red Sox and Minnesota Twins training camps, the Shell Point and Dunes golf courses and various nature tours.

The Fort Myers hotel market contains approximately 2,770 hotel rooms. As a result of the recently implemented PIP, the Sanibel Harbour Marriott Property competes with local, non-resort hotels as well as luxury resort hotels. As of November 2013, the Sanibel Harbour Marriott Property was reported as having occupancy, ADR and RevPAR of 70.0%, $172.65 and $120.83, respectively. The local competitive set includes resorts such as Crowne Plaza Fort Myers at Bell Tower Shops, Holiday Inn Sanibel Island, Pink Shell Beach Resort & Marina, Hyatt Regency Coconut Point Resort & Spa and Embassy Suites Fort Myers Estero.

Historical Occupancy, ADR, RevPAR – Local Competitive Set(1)
	Sanibel Harbour Marriott Property			Competitive Set			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
T-12 November 2013	70.0%	$172.65	$120.83	69.5%	$167.29	$116.19	100.8%	103.2%	104.0%
T-12 November 2012	58.1%	$161.84	$94.04	66.9%	$160.80	$107.58	86.8%	100.7%	87.4%
T-12 November 2011	60.7%	$161.98	$98.29	65.0%	$157.37	$102.30	93.3%	102.9%	96.1%
(1)	Source: Hospitality research report

Although the Sanibel Harbour Marriott Property under-penetrates the luxury competitive set, the Sanibel Harbour Marriott Property has operated itself as a lower cost alternative while still offering numerous on-site amenities. The luxury competitive set includes resorts such as Marriott Marco Island Beach Resort Golf Club & Spa, Waldorf Astoria Naples, South Seas Island Resort, Pink Shell Beach Resort & Marina and Hyatt Regency Coconut Point Resort & Spa.

Historical Occupancy, ADR, RevPAR – Luxury Competitive Set(1)
	Sanibel Harbour Marriott Property			Competitive Set			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
T-12 November 2013	70.0%	$172.65	$120.83	68.6%	$251.14	$172.21	102.1%	68.7%	70.2%
T-12 November 2012	58.1%	$161.84	$94.04	66.6%	$242.93	$161.74	87.3%	66.6%	58.1%
T-12 November 2011	60.7%	$161.98	$98.29	64.8%	$236.64	$153.39	93.6%	68.5%	64.1%
T-12 December 2010	60.3%	$156.41	$94.39	60.9%	$230.80	$140.45	99.2%	67.8%	67.2%
(1)	Source: Hospitality research report

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

17260 Harbour Point Drive Fort Myers, FL 33908	Collateral Asset Summary – Loan No. 3 Sanibel Harbour Marriott Resort & Spa	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$84,874,137 63.3% 1.55x 12.8%

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	2012	T-12 1/31/2014	U/W	U/W per Room(1)
Occupancy	60.1%	59.8%	59.8%	70.7%	70.7%
ADR	$149.31	$166.46	$162.56	$174.57	$174.57
RevPAR	$89.68	$99.53	$97.26	$123.42	$123.42

Room Revenue(2)	$11,358,077	$12,605,851	$12,352,123	$15,632,129	$15,632,129	$45,049
F&B Revenue(2)	10,707,191	10,758,921	9,864,603	12,014,168	12,014,168	34,623
Other Revenue(3)	3,542,124	3,278,168	3,535,163	3,947,992	3,947,992	11,377
Total Revenue(4)	$25,607,392	$26,642,940	$25,751,889	$31,594,289	$31,594,289	$91,050
Operating Expenses	11,244,291	10,547,135	10,379,311	11,830,406	11,830,406	34,093
Undistributed Expenses	6,942,613	6,639,574	6,592,315	7,198,831	7,286,661	20,999
Gross Operating Profit	$7,420,487	$9,456,231	$8,780,263	$12,565,052	$12,477,222	$35,957
Total Fixed Charges	1,909,736	1,644,814	1,668,187	1,790,099	1,627,576	4,690
Net Operating Income	$5,510,751	$7,811,417	$7,112,076	$10,774,953	$10,849,646	$31,267
FF&E	0	0	0	0	1,421,743	4,097
Net Cash Flow	$5,510,751	$7,811,417	$7,112,076	$10,774,953	$9,427,903	$27,170
(1)	U/W per Room is based on a total of 347 rooms.
(2)
In 2009, the Sanibel Harbour Marriott Property executed a twenty-year franchise agreement with Marriott International, Inc., which included a requirement for a $4.9 million PIP. The increase in Room Revenue and F&B Revenue from 2012 to T-12 is primarily a result of the rebranding, ongoing renovations and improving market conditions.

(3)	Other Revenue includes revenue from a mandatory resort fee of $15 per room per day, which is paid by all guests, as well as gift shop sales and various guest activities and rentals.
(4)	U/W Total Revenue is approximately 4.5% below the historical peak revenue of approximately $33.1 million in 2007, which was achieved prior to being flagged as a Marriot in December 2009.

Historical Revenue
	2007	2008	2009	2010	2011	2012	T-12 1/31/2014
Affiliation	Independent	Independent	Independent	Marriott	Marriott	Marriott	Marriott
ADR	$199.74	$194.93	$169.75	$149.31	$166.46	$162.56	$174.57
Occupancy	61.8%	56.1%	50.7%	60.1%	59.8%	59.8%	70.7%
RevPAR	$123.45	$109.39	$85.99	$89.68	$99.53	$97.26	$123.42
Revenue	$33,061,504	$31,988,442	$24,446,210	$25,607,392	$26,642,940	$25,751,889	$31,594,289

Property Management. The Sanibel Harbour Marriott Property is managed by Columbia Sussex Management, an affiliate of the borrower.

Lockbox / Cash Management. The Sanibel Harbour Marriott Loan is structured with a hard lockbox and springing cash management. In place cash management is required upon (i) an event of default, (ii) a bankruptcy action of the borrower, the guarantor or the property manager and (iii) the failure of the borrower after the end of two consecutive calendar quarters to maintain a debt service coverage ratio of 1.25x. In addition, a full excess cash sweep (“Cash Trap Period”) will occur upon the continuation of the events specified in clauses (i) and (ii) as well as the failure of the borrower after the end of two consecutive calendar quarters to maintain a debt service coverage ratio of 1.20x.

Initial Reserves. At closing, the borrower deposited (i) $218,333 into a tax reserve account, (ii) $764,423 into an insurance reserve account, (iii) $780,000 into a PIP reserve account, which represents 125.0% of the remaining costs required by the PIP, (iv) $490,000 into a seasonality reserve account, (v) $16,250 into a required repairs reserve and (vi) $10,000 into a submerged land lease reserve fund to cover lease payments related to the submerged land lease for the 17-slip dock.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

17260 Harbour Point Drive Fort Myers, FL 33908	Collateral Asset Summary – Loan No. 3 Sanibel Harbour Marriott Resort & Spa	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$84,874,137 63.3% 1.55x 12.8%

Ongoing Reserves. On a monthly basis, the borrower is required to make deposits of (i) 1/12 of the required annual taxes, which currently equates to $54,583, (ii) 1/12 of the required insurance premiums, which currently equates to $81,080 and (iii) 1/12 of 4.5% of prior year’s gross income into a FF&E reserve account. Additionally, on each payment date occurring in March, April, May or June, the borrower is required to deposit monthly $490,000, subject to a cap of $1.96 million into a seasonality reserve. Upon the occurrence of a Cash Trap Period, excess cash flow will be swept into the seasonality reserve.

If at any time the balance in the submerged land lease reserve is less than $10,000, excess cash flow will be deposited into the submerged land lease reserve account until the balance equals $10,000. Additionally, if any future PIP work is required by the current franchise agreement or a replacement franchise agreement, the borrower is required to deposit 110.0% of the estimated costs for any PIP less the amount then on deposit in the FF&E reserve account.

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

Partial Release. The borrower may obtain the release of the 100-foot yacht, provided, among other things, the borrower deposits $1.5 million into a reserve account, which will be held as additional collateral for the Sanibel Harbour Marriott Loan. The value of the yacht was not included in the appraised value.

Submerged Land Lease. The yacht is currently docked at a 17-slip dock that is subject to a submerged land lease with the state of Florida. The other slips at the dock are available to the public and the borrower does not generate income from the slip dock (other than as related to the yacht, for which no value was attributed in the underwriting). The submerged land lease currently matures on November 16, 2019 and can be extended upon request from the borrower so long as the lessor approves the extension. By law, if the state of Florida elects to lease the applicable submerged lands it is only permitted to lease the applicable submerged lands to owner of the Sanibel Harbour Marriott Property and the only access point to the dock is from the Sanibel Harbour Marriott Property. The annual ground lease rent is approximately $6,000.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

17260 Harbour Point Drive Fort Myers, FL 33908	Collateral Asset Summary – Loan No. 3 Sanibel Harbour Marriott Resort & Spa	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$84,874,137 63.3% 1.55x 12.8%

Beach
Caloosahatchee River
The Spa at Sanibel Harbour
Tennis & Fitness Desk
1 Tarpon House
2 The Shop at Palm Court
3 Palm Court Bakery
4 Charley's Cabana Bar
5 The Cove
6 The Reef Shop
Tennis Complex
Courtside Steakhouse
Fishing Pier
Waterway
Everglades Pool Deck
Sanibel Tower
Walkway to Spa/Courtside
Basketball Court
Hotel Valet Parking
Harbour Pointe Drive
Palms Pool Deck
Conference Center
Morning Beach
Sanibel Harbour Princess
Resort Welcome Center
Captiva Tower
Harbour Pointe Drive
San Carlos Bay
N

Site plan based on information provided by the borrower.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

17260 Harbour Point Drive Fort Myers, FL 33908	Collateral Asset Summary – Loan No. 3 Sanibel Harbour Marriott Resort & Spa	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$84,874,137 63.3% 1.55x 12.8%

CARTIFACT
Cape Coral
Fort Myers
Sanibel Harbour
Marriott Resort & Spa
17260 Harbour Point Drive
Fort Myers, FL 33908
Sanibel
Fort Myers Beach
Bonita Springs
Caloosahatchee River
GULF OF MEXICO
San Carlos Bay
Estero Bay
PAGE FIELD AIRPORT
SOUTHWEST FLORIDA INTERNATIONAL AIRPORT
Edison Mall
Coralwood Shopping Center
Tanger Factory Stores Sanibel
Gulf Coast Town Center
Florida Gulf Coast University
Coconut Point Mall
Edison State College-Lee
Bell Tower Shops
Gulf Coast Medical Center
Lee County Sports Complex
Tampa
St Petersburg
Sarasota
Port Charlotte
Fort Myers
Naples
Melbourne
Palm Bay
Port St Lucie
Jupiter
Palm Beach
Boca Raton
Fort Lauderdale
Miami
ATLANTIC OCEAN

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 4 Google and Amazon Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$67,200,000 66.6% 1.40x 9.0%

Moffett Towers Building D Property

Moffett Towers Building D Property

Technology Corners Property

Technology Corners Property

Moffett Towers Building D Property

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 4 Google and Amazon Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$67,200,000 66.6% 1.40x 9.0%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Portfolio of two properties
Loan Purpose:	Refinance		Property Type:	Suburban Office
Sponsor:	Joseph K. Paul; Jay Paul Revocable		Collateral:	Fee Simple
	Living Trust		Location:	Sunnyvale, CA
Borrower:	MPDB1-4 LLC; MT3D LLC		Year Built / Renovated:	Various
Original Balance(1):	$67,200,000		Total Sq. Ft.:	1,057,809
Cut-off Date Balance(1):	$67,200,000		Property Management:	Paul Holdings, Inc.
% by Initial UPB:	6.3%		Underwritten NOI:	$40,671,127
Interest Rate:	5.03496%		Underwritten NCF:	$40,459,565
Payment Date:	6th of each month		Appraised Value:	$679,000,000
First Payment Date:	February 6, 2014		Appraisal Date:	December 2, 2013
Maturity Date:	January 6, 2024
Amortization(2):	Interest only for first 48 months; 360		Historical NOI(7)
	months thereafter		Most Recent NOI:	NAV
Additional Debt(1):	$385,000,000 Pari Passu Debt;		2013 NOI:	NAV
	$67,800,000 Mezzanine Loan		2012 NOI:	NAV
Call Protection(3):	L(27), YM1(89), O(4)		2011 NOI:	NAV
Lockbox / Cash Management:	Hard / In Place		2010 NOI:	NAV
			2009 NOI:	NAV
Reserves(4)
	Initial	Monthly	Historical Occupancy(7)
Taxes:	$0	$172,473	Most Recent Occupancy:	100.0% (April 6, 2014)
Insurance:	$0	Springing	2013 Occupancy:	NAV
Replacement:	$0	$17,630	2012 Occupancy:	NAV
TI/LC:	$31,289,848	$0	2011 Occupancy:	NAV
Lease Sweep:	$0	Springing	2010 Occupancy:	NAV
			2009 Occupancy:	NAV
Financial Information
(1)   The Original Balance and Cut-off Date Balance of $67.2 million represent the non-controlling Note A-4 of the $452.2 million Google and Amazon Office Portfolio Loan Combination evidenced by four pari passu notes. The pari passu companion loans are comprised of the controlling Note A-1, with an original principal balance of $155.0 million, which was included in the COMM 2014-CCRE14 mortgage trust, a non-controlling Note A-2, with an original principal balance of $110.0 million, which was included in the COMM 2014-CCRE15 mortgage trust and a non-controlling Note A-3, with original principal balance of $120.0 million, which was included in the COMM 2014-UBS2 mortgage trust. For additional information on the pari passu companion loans, see “The Loan” herein. For additional information on the mezzanine loan, see “Current Mezzanine or Subordinate Indebtedness” herein.
(2)   Following an initial 48-month interest only period from the first payment date, the Google and Amazon Office Portfolio Loan Combination is structured with a fixed amortization schedule based on a 360-month amortization period for the mortgage loan, together with the related mezzanine loan. See Annex H of the Free Writing Prospectus.
(3)   Partial release is permitted. See “Partial Release” herein.
(4)   See “Initial Reserves” and “Ongoing Reserves” herein.
(5)   DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate Google and Amazon Office Portfolio Loan Combination.
(6)   Based on amortizing debt service payments.  Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.76x and 1.75x, respectively for the mortgage loan and 1.43x and 1.42x, respectively, for the total debt.
(7)   The Technology Corners Property was previously 100.0% leased by Ariba, which vacated in 2013. The Technology Corners Property was subsequently leased by Google and has been undergoing substantial renovations prior to Google taking occupancy of the Technology Corners Property. The Moffett Towers Building D Property was constructed in 2013 and pre-leased by Amazon during construction.

	Mortgage Loan(5)	Total Debt
Cut-off Date Balance / Sq. Ft.:	$427	$492
Balloon Balance / Sq. Ft.:	$389	$448
Cut-off Date LTV:	66.6%	76.6%
Balloon LTV:	60.6%	69.7%
Underwritten NOI DSCR(6):	1.41x	1.16x
Underwritten NCF DSCR(6):	1.40x	1.15x
Underwritten NOI Debt Yield:	9.0%	7.8%
Underwritten NCF Debt Yield:	8.9%	7.8%
Underwritten NOI Debt Yield at Balloon:	9.9%	8.6%
Underwritten NCF Debt Yield at Balloon:	9.8%	8.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 4 Google and Amazon Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$67,200,000 66.6% 1.40x 9.0%

Property Summary
Property Name	Location	Tenant	Sq. Ft.	Year Built / Renovated	Allocated Loan Amount	Appraised Value	Occupancy(1)
Technology Corners Property	Sunnyvale, CA	Google	700,328(2)	2001 / 2013	$43,292,308	$438,000,000	100.0%
Moffett Towers Building D Property	Sunnyvale, CA	Amazon	357,481	2013 / NAP	$23,907,692	$241,000,000	100.0%
Total / Wtd. Avg.			1,057,809		$67,200,000	$679,000,000	100.0%
(1)	Based on a rent roll dated April 6, 2014.
(2)	Google leases 175,082 sq. ft. at 803 11th Avenue, 175,082 sq. ft. at 805 11th Avenue, 175,082 sq. ft. at 807 11th Avenue, and 175,082 sq. ft. at 809 11th Avenue under four separate coterminous leases.

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	Annual U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
Google	NR/Aa2/AA	700,328	66.2%	$32.40	63.1%	9/30/2024(2)
Amazon(3)(4)	NR/Baa1/AA-	357,481	33.8%	$37.08	36.9%	2/29/2024(5)
Total Occupied Collateral		1,057,809	100.0%	$33.98	100.0%
Vacant		0	0.0%
Total Collateral		1,057,809	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)	Google has no early termination options and has one seven-year renewal option with nine months prior notice at 95.0% of fair market rent.
(3)	Amazon’s base rent commenced March 1, 2014. At closing, $2,209,233 was reserved for two months of abated rent due to Amazon under its lease, which amounts have since been released.
(4)	This space is leased by A2Z Development Center, Inc., a subsidiary of Amazon. Amazon provided a parent guaranty of this lease.
(5)	Amazon has no early termination options and has two seven-year renewal options with nine months prior notice at 100.0% of fair market rent.

Lease Rollover Schedule
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2015	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2016	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2017	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2018	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2019	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2020	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2021	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2022	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2023	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2024	5	1,057,809	100.0%	1,057,809	100.0%	$33.98	100.0%	100.0%
Thereafter	0	0	0.0%	1,057,809	100.0%	$0.00	0.0%	100.0%
Vacant	NAP	0	0.0%	1,057,809	100.0%	NAP	NAP
Total / Wtd. Avg.	5	1,057,809	100.0%			$33.98	100.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 4 Google and Amazon Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$67,200,000 66.6% 1.40x 9.0%

The Loan. The Google and Amazon Office Portfolio loan (the “Google and Amazon Office Portfolio Loan”) consists of the non-controlling Note A-4 in the original principal amount of $67.2 million of a fixed rate loan in the aggregate principal amount of $452.2 million (the “Google and Amazon Office Portfolio Loan Combination”). The Google and Amazon Office Portfolio Loan Combination is secured by the borrowers’ fee simple interest in a four building, Class A suburban office park containing 700,328 sq. ft. in the aggregate located at 803, 805, 807 and 809 11th Avenue in Sunnyvale, California (the “Technology Corners Property”) and the borrowers’ fee simple interest in a 357,481 sq. ft. Class A suburban office building located at 1100 Enterprise Way in the Moffett Towers Office Park (the “Moffett Towers Building D Property”, together with the Technology Corners Property, the “Google and Amazon Office Portfolio Properties”). The $452.2 million Google and Amazon Office Portfolio Loan Combination is evidenced by four pari passu notes. Only the non-controlling Note A-4, with an original principal balance of $67.2 million, will be included in the COMM 2014-CCRE16 mortgage trust. The controlling Note A-1, with an original principal balance of $155.0 million, was included in the COMM 2014-CCRE14 mortgage trust, the non-controlling Note A-2 with an original principal balance of $110.0 million, was included in the COMM 2014-CCRE15 mortgage trust and the non-controlling Note A-3, with an original principal balance of $120.0 million, was included in the COMM 2014-UBS2 mortgage trust. The Google and Amazon Office Portfolio Loan Combination has a 10-year term and amortizes on a fixed schedule, after an initial four-year interest only period. The fixed schedule results in a 360-month effective amortization period.

The Google and Amazon Office Portfolio Loan accrues interest at a fixed rate equal to 5.03496% and has a cut-off date balance of $67.2 million. The proceeds of the Google and Amazon Office Portfolio Loan Combination, along with a $67.8 million mezzanine loan funded concurrently, were used to retire existing debt of approximately $338.3 million, fund upfront reserves of approximately $33.5 million, pay closing costs of approximately $2.8 million and return approximately $145.4 million of equity to the sponsors. Based on the appraised value of $679.0 million as of December 2, 2013, the cut-off date LTV ratio of the Google and Amazon Office Portfolio Loan Combination is 66.6%. Including the $67.8 million of mezzanine debt, the remaining implied equity is $159.0 million. The most recent prior financing of the Technology Corners Property was included in the BACM 2006-4 mortgage trust. The most recent prior financing of the Moffett Towers Building D Property was not included in a securitization.

The relationship between the holders of Note A-1, Note A-2, Note A-3 and Note A-4 is governed by an intercreditor agreement which is described under “Description of the Mortgage Pool―Loan Combinations―The Google and Amazon Office Portfolio Loan Combination” in the Free Writing Prospectus.

Pari Passu Note Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$155,000,000	$155,000,000	COMM 2014-CCRE14	Yes
Note A-2	$110,000,000	$110,000,000	COMM 2014-CCRE15	No
Note A-3	$120,000,000	$120,000,000	COMM 2014-UBS2	No
Note A-4	$67,200,000	$67,200,000	COMM 2014-CCRE16	No
Total	$452,200,000	$452,200,000

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$452,200,000	87.0%	Loan Payoff	$338,309,831	65.1%
Mezzanine Loan	$67,800,000	13.0%	Reserves	$33,499,080	6.4%
			Closing Costs	$2,757,087	0.5%
			Return of Equity	$145,434,002	28.0%
Total Sources	$520,000,000	100.0%	Total Uses	$520,000,000	100.0%

The Borrower / Sponsor. The borrowers, MPDB1-4 LLC (the “Technology Corners Borrower”) and MT3D LLC (the “Moffett Towers Building D Borrower”), are each single purpose Delaware limited liability companies structured to be bankruptcy-remote, with two independent directors in their organizational structures. MPDB1-4 LLC is the borrowing entity for the Technology Corners Property and MT3D LLC is the borrowing entity for the Moffett Towers Building D Property. The sponsors of the borrowers and the nonrecourse carve-out guarantors are Joseph K. Paul (“Jay Paul”) and the Jay Paul Revocable Living Trust, on a joint and several basis.

Founded by Jay Paul in 1975, the Jay Paul Company is headquartered in San Francisco, California and focuses on the development, acquisition and management of commercial properties in California. Jay Paul Company has developed and acquired in excess of eight million sq. ft. of real estate, with an additional six million sq. ft. of space in its development pipeline, and has closed in excess of $2.5 billion worth of equity and debt financing since 2000. In addition, the Jay Paul Company has over five million sq. ft. of LEED Certified Gold office space throughout its portfolio.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 4 Google and Amazon Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$67,200,000 66.6% 1.40x 9.0%

The Properties. The Google and Amazon Office Portfolio Properties consist of five Class A suburban office buildings totaling 1,057,809 sq. ft., located in Sunnyvale, California. The Google and Amazon Office Portfolio Properties are located in the Moffett Park area of Sunnyvale, immediately north of the intersection of US Highway 101 and State Highway 237, and benefit from access to several bus stops in the immediate area and the Santa Clara Light Rail station located along Moffett Park Drive. As of April 6, 2014, the Google and Amazon Office Portfolio Properties are 100.0% occupied by two credit rated tenants.

The Technology Corners Property consists of four, four-story Class A suburban office buildings totaling 700,328 sq. ft., which are part of a larger approximately 949,000 sq. ft., six-building office campus (known generally as “Technology Corners”). The campus includes a two-story, 15,660 sq. ft. amenities building, which was originally built-out as a fitness center for the previous tenant, as well as a fifth office building under construction which will contain 232,248 sq. ft. of rentable space, which is nearing completion. There are currently 2,360 garage and surface parking spaces for a ratio of 3.37 per 1,000 sq. ft. based on the existing 700,328 sq. ft. A second parking garage is under construction concurrently with the fifth office building, which will increase the number of parking spaces to 2,767, for a ratio of 2.97 per 1,000 sq. ft. for the entire office campus. Google leases all five of the office buildings at Technology Corners under five separate leases. The amenities building, parking garages and fifth office building under construction do not serve as collateral for the Google and Amazon Office Portfolio Loan Combination. The Technology Corners Borrower has the right to use the common areas, including the separate parking structures, pursuant to recorded REAs that run with the land.

The Moffett Towers Building D Property is an eight-story Class A LEED Certified Gold suburban office building totaling 357,481 sq. ft., which is part of a larger 1.99 million sq. ft. campus which spans 52 acres and seven office buildings (known generally as “Moffett Towers”) and includes an amenities building which is occupied by the Moffett Towers Club. The Moffett Towers Club is a full-service, 48,000 sq. ft. health and wellness club which is open exclusively to the tenants of Moffett Towers and includes a fitness center, pool, basketball court, spa and café and is not collateral for the Google and Amazon Office Portfolio Loan Combination. There are two separate parking garages and surface parking for a total of 1,180 parking spaces allocated to the Moffett Towers Building D Property for a ratio of 3.30 spaces per 1,000 sq. ft. The amenities building and parking garages do not serve as collateral for the Google and Amazon Office Portfolio Loan Combination. The Moffett Towers Building D Borrower has the right to use the common areas, including the separate parking structures, pursuant to recorded REAs that run with the land.

Environmental Matters. The Phase I environmental reports dated November 17, 2013 and November 19, 2013 recommended no further action at the Technology Corners Property or the Moffett Towers Building D Property.

Tenants.

Google (700,328 sq. ft., 66.2% of NRA, 63.1% of U/W Base Rent). Google (NASDAQ: GOOG), rated NR/Aa2/AA by Fitch/Moody’s/S&P, is a global technology company specializing in internet-related services and products, including search, cloud computing, software and online advertising technologies. The California-based company provides its products and services in more than 100 languages and in more than 50 countries, regions, and territories. Google was founded by Sergey Brin and Larry Page on September 4, 1998 and is headquartered in Mountain View, California, less than five miles from the Technology Corners Property. Since first going public in August 2004, Google has grown to a market capitalization of approximately $370.6 billion as of December 2013.

Google’s lease commenced in April 2013 at the Technology Corners Property and expires September 2024. Rent commenced in November 1, 2013. Although all 700,328 sq. ft. at the Technology Corners Property is leased to Google, the company is still completing tenant improvements and is expected to take occupancy by July 2014. Currently, Google is subleasing the third floor of 807 11th Avenue to Motorola Mobility, Inc., an affiliate of Google. Google has one seven-year option to renew at 95.0% of fair market value with a minimum of nine months prior notice and has no termination options. At closing, the borrowers reserved approximately $7.2 million ($10.22 PSF) for tenant improvements related to Google’s space and Google is investing a reported additional $150.0 million to complete a gut renovation of the interior and major enhancement of the common area space, including the amenities building. Google is awaiting delivery of Technology Corners Building 6 (“Building 6”), a four-story building that will contain an additional 232,248 sq. ft. that is set for completion in 2014 and is not included in the Google and Amazon Office Portfolio Loan Combination collateral. The addition of this space will increase Google’s total presence at Technology Corners to 932,576 sq. ft.

Amazon (357,481 sq. ft., 33.8% of NRA, 36.9% of U/W Base Rent). Amazon.com, Inc. (“Amazon”) (NASDAQ: AMZN), rated NR/Baa1/AA- by Fitch/Moody’s/S&P, began as an online bookstore in 1995. Today, the website has expanded to offer not only books but also movies, games, music, electronics and other general merchandise categories such as apparel and accessories, auto parts, home furnishings, health and beauty aids, toys and groceries. Amazon was founded by Jeff Bezos, who still serves as the company’s chairman and CEO and owns nearly 20.0% of the company. Net sales increased 27.1% year over year from approximately $48.1 billion in 2011 to $61.1 billion in 2012.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 4 Google and Amazon Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$67,200,000 66.6% 1.40x 9.0%

A2Z Development Center, Inc. (“A2Z”) is a wholly owned subsidiary of Amazon and leases all 357,481 sq. ft. of office space of the Moffett Towers Building D Property as well as 224,492 sq. ft. at the adjacent 1120 Enterprise Way property (not part of the collateral). Amazon.com, Inc. provided a parent guaranty for this lease. The company is responsible for a number of Amazon’s products and services and uses its space at the Moffett Towers Building D Property for design and product development for the Kindle e-reader. A2Z’s lease commenced in October 2013 and expires in February 2024. Base rent was abated for the first five months of the initial lease term, which remaining amount was fully reserved for at the closing of the Google and Amazon Office Portfolio Loan Combination. Payment of base rent commenced on March 1, 2014. A2Z has two seven-year options to renew at 100% of the fair market rent with a minimum of nine months prior notice and has no early termination options. At closing, the borrowers reserved approximately $24.1 million ($67.50 PSF) for tenant improvements related to Amazon’s space and Amazon is investing a reported additional $21.5 million ($60.14 PSF). Amazon is expected to complete its tenant improvements and build-out of floors three through eight in March 2014, followed by the lab space on floors one and two and cafeteria in June 2014. Amazon is expected to take full occupancy in June 2014.

The Market. The Google and Amazon Office Portfolio Properties are located in the Silicon Valley office market, which has experienced significant growth in recent years led by the expansion of social media, gaming and software industries and the presence of large high-tech companies such as Apple and Google. Approximately 5.0 million sq. ft. of space was leased during 2013. Among these transactions were the new leases by Google totaling 932,576 sq. ft. at Technology Corners, which has also recently continued its expansion into neighboring Palo Alto and Sunnyvale.

The Silicon Valley office market totals approximately 48.7 million sq. ft. of office space and is comprised of 13 submarkets, located predominantly in Santa Clara County, including the Newark and Fremont submarkets in southern Alameda County. The Silicon Valley average household income is $122,434, which is 76.0% above the US average, with a percentage of households in the $100,000 and above range of 43.5% versus the national average of 19.5%. Additionally, approximately 45.0% of the Silicon Valley’s population has a bachelor’s or advanced degree, compared to just 28.0% nationwide. The Technology Corners Property and Moffett Towers Building D Property are located in the Sunnyvale submarket close to Mountain View. The Sunnyvale submarket had approximately 7.5 million sq. ft. of office inventory as of year-end 2013.

Across the entire Silicon Valley office market, there were occupancy gains in 2013, bringing the overall net absorption to approximately 1.5 million sq. ft. For the Silicon Valley office market, direct vacancy rates finished 2013 at 11.9%, unchanged from a year ago. In the Sunnyvale submarket, the overall vacancy rate dropped to 5.3% as of year-end 2013 from 5.6% in the previous quarter. In the Silicon Valley office market, new construction of approximately 1.6 million sq. ft. had been completed as of year-end 2013, with an additional 3.4 million sq. ft. of construction underway. The Sunnyvale submarket had 529,196 sq. ft. of new construction delivered during 2013, with over 1.0 million sq. ft. under construction as of year-end 2013. During Q4 2013, the Sunnyvale submarket had 357,481 sq. ft. of construction completed, which is attributable to the completion of the Moffett Towers Building D Property.

In the Silicon Valley office market, overall average annual asking rents have increased 11.0% over the past year to end 2013 at $32.52 PSF for all office classes. Class A average asking rental rates increased 0.3% during the quarter to $36.48 PSF, the highest rate recorded since 2001. The average annual asking rents in the Sunnyvale submarket rose for the fourth consecutive quarter to $45.60 PSF, up from $45.36 PSF in the previous quarter. The appraiser concluded that the appropriate current market rent for the Technology Corners Property is $3.35 PSF NNN per month ($40.20 PSF NNN per year) and $3.50 PSF NNN per month ($42.00 PSF NNN per year) for the Moffett Towers Building D Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 4 Google and Amazon Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$67,200,000 66.6% 1.40x 9.0%

The appraiser identified eight lease comparables, which are presented in the subsequent chart:

Lease Comparables(1)
Property	Tenant	Location (CA)	Year Built	Lease Area (Sq. Ft.)	Base Rent PSF (NNN)	Lease Term (yrs)
Technology Corners Property	Google	Sunnyvale	2001	700,328	$32.40	11.5
Moffett Towers Building D Property	Amazon	Sunnyvale	2013	357,481	$37.08	10.0
Santa Clara Gateway	Global Foundaries	Santa Clara	2013	136,630	$39.00	7.0
Moffett Towers I	Plaxo	Sunnyvale	2008	30,963	$39.00	6.5
Moffett Towers I	GoDaddy.com	Sunnyvale	2008	40,521	$39.00	6.4
Santa Clara Towers II	CA Technologies	Santa Clara	1998	74,471	$30.60	10.6
1045-1085 La Avenida Avenue	Microsoft Corporation	Mountain View	2001	515,700	$40.80	12.0
Technology Corners Building 6	Google, Inc.	Sunnyvale	2014(2)	232,248	$42.00	10.3
Sunnyvale City Center	IMPAC Medical Systems	Sunnyvale	2002	76,015	$49.80	10.0
3333 Scott Boulevard	Akamai Technologies, Inc.	Santa Clara	2013	80,000	$34.20	10.0
(1)	Source: Appraisal
(2)	Property is still under construction but has been pre-leased.

Cash Flow Analysis.

Cash Flow Analysis
	U/W	U/W PSF
Base Rent(1)	$41,853,110	$39.57
Value of Vacant Space	0	0.00
Gross Potential Rent	$41,853,110	$39.57
Total Recoveries	7,458,875	7.05
Total Other Income	847,053	0.80
Less: Vacancy(2)	(1,756,434)	(1.66)
Effective Gross Income	$48,402,604	$45.76
Total Operating Expenses	7,731,477	7.31
Net Operating Income	$40,671,127	$38.45
TI/LC	0	0.00
Capital Expenditures	211,562	0.20
Net Cash Flow	$40,459,565	$38.25

Average Annual Rent PSF(3)	$39.57

(1)	U/W Base Rent includes $5,907,087 in contractual step rents through November 2014 and the straight line average of step rents through the earlier of the termination option or lease term.
(2)	U/W Vacancy represents 3.5% of gross income.
(3)
Average Annual Rent PSF is based on operating statements and occupancy rates provided by the Google and Amazon Office Portfolio Loan Combination borrowers. The Technology Corners Property was previously 100.0% occupied by Ariba, which vacated in 2013. The Technology Corners Property was subsequently leased by Google and underwent substantial renovations prior to Google taking occupancy of the property. The Moffett Towers Building D Property was constructed in 2013 and pre-leased during construction by A2Z Development Center, Inc., a subsidiary of Amazon.com, Inc; therefore, historical average annual rent PSF figures are not available.

Property Management. The Google and Amazon Office Portfolio Properties are managed by Paul Holdings, Inc. d/b/a Jay Paul Company, an affiliate of the borrowers.

Lockbox / Cash Management. The Google and Amazon Office Portfolio Loan Combination is structured with a hard lockbox and in place cash management. The borrowers sent tenant direction letters to all tenants instructing them to deposit all rents and other payments into the lockbox account controlled by the lender. All funds in the lockbox account are swept daily to a cash management account under the control of the lender and disbursed in accordance with the Google and Amazon Office Portfolio Loan Combination documents.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 4 Google and Amazon Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$67,200,000 66.6% 1.40x 9.0%

Additionally, all excess cash will be swept into a lender controlled account (i) upon an event of default, (ii) from and after the second anniversary of the loan closing date, if there exists a Low Debt Service Period (as defined herein), (iii) during the continuance of certain Lease Sweep Periods (as defined herein), or (iv) during the continuance of an event of default under the mezzanine loan.

A “Low Debt Service Period” commences if the DSCR, as determined by lender, is less than 1.20x and ends if the DSCR, as determined by lender, is at least 1.25x for two consecutive quarters.

A “Lease Sweep Period” commences upon the earliest to occur of, among other events, (i) the January 2021 payment date, (ii) the date on which the tenant under a Lease Sweep Lease (as defined herein) surrenders or terminates its Lease Sweep Lease with respect to all or a Material Surrender Portion (as defined herein) of its space prior to the then current expiration date, or the date on which such a tenant notifies the borrower that it is surrendering or terminating its Lease Sweep Lease with respect to all or a Material Surrender Portion of its space, (iii) the date on which a tenant under a Lease Sweep Lease “goes dark” at any of the Google and Amazon Office Portfolio Properties or at substantially all of its premises (unless such tenant is investment grade), (iv) upon the occurrence of an event of default under a Lease Sweep Lease, (v) upon the occurrence of a bankruptcy or insolvency involving the tenant (or its parent) under a Lease Sweep Lease and (vi) the date on which there occurs a casualty at either the Technology Corners Property or at the Moffett Towers Building D Property or at any of the four Technology Corners Property buildings.

A “Lease Sweep Lease” means any of (i) the Amazon lease, (ii) the Google lease for 803 11th Avenue, (iii) the Google lease for 805 11th Avenue, (iv) the Google lease for 807 11th Avenue, (v) the Google lease for 809 11th Avenue or (vi) any lease which is entered into by the borrowers in replacement of any of the Amazon lease or any of the Google leases. A “Material Surrender Portion” means at least 46,000 sq. ft. of space (or if a full floor of space is less than 46,000 sq. ft. of space, a full floor of space) demised under a Lease Sweep Lease.

If a Lease Sweep Period exists, then the borrower is required to deposit into the lease sweep account (i) the Required Minimum Monthly Lease Sweep Deposit Amount (as defined herein) (regardless of whether rents are sufficient to make the payments otherwise required and such Required Minimum Monthly Lease Sweep Deposit Amount) and (ii) in addition, all excess cash, on a monthly basis, but only until the aggregate amounts so swept (inclusive of any lease termination payments, if any) equal the Lease Sweep Reserve Threshold (as defined herein) (or, if the Lease Sweep Period was triggered because space leased to Google at the Technology Corners Property is affected by a casualty, the Google Lease Sweep Threshold (as defined herein)).

“Required Minimum Monthly Lease Sweep Deposit Amount” means, on each monthly payment date during the continuance of a Lease Sweep Period, an amount equal to $897,223. The “Lease Sweep Reserve Threshold” means $28,000,000, which amount is proportionately reduced if the Technology Corners Property, the Moffett Towers Building D Property or one of the buildings at the Technology Corners Property is sold. The “Google Lease Sweep Threshold” means $30.53 PSF affected by the casualty giving rise to the Lease Sweep Period.

If a Lease Sweep Period exists and the aggregate funds transferred in the lease sweep account (inclusive of any lease termination payments) equals the Lease Sweep Reserve Threshold (or, if the Lease Sweep Period was triggered because space leased to Google at the Technology Corners Property is affected by a casualty, the Google Lease Sweep Threshold), thereafter the borrower is required to deposit the Required Monthly Minimum Monthly Lease Sweep Deposit and all excess cash into a debt service reserve account up to the Lease Sweep and Debt Service Reserve Cap (as defined herein). However, if the Lease Sweep Period is continuing due to the insolvency of a Lease Sweep Tenant (or its parent) or due to a casualty, then the Lease Sweep and Debt Service Reserve Cap will not be in effect.

“Lease Sweep and Debt Service Reserve Cap” is $32,300,000, although (i) such amount is proportionately reduced if the Technology Corners Property, the Moffett Towers Building D Property or one of the buildings at the Technology Corners Property is sold and (ii) if the Lease Sweep Period commenced because of the surrender, termination or cancellation of a Material Surrender Portion of (but not the entirety of) the space under a Lease Sweep Lease (or notice is given) prior to its then current expiration date, then, the Lease Sweep and Debt Service Reserve Cap with respect to the affected space will be equal to $30.00 times the number of sq. ft. of space that has been (or is to be) surrendered, terminated or cancelled.

Initial Reserves. At closing, the borrowers deposited (i) $31,289,848 into the TI/LC reserve account, $24,129,968 of which was reserved for outstanding tenant improvements and leasing commissions related to Amazon and $7,159,880 of which was reserved for outstanding tenant improvements related to Google and (ii) $2,209,233 into a free rent reserve account for outstanding free rent related to Amazon, which reserve has since been fully released.

Ongoing Reserves. On a monthly basis, the borrowers are required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $172,473, into a tax reserve account and (ii) $17,630 into a capital expenditure account. The borrower will be required to deposit 1/12 of the annual insurance premiums into the insurance reserve if an acceptable blanket insurance policy is no longer in place.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 4 Google and Amazon Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$67,200,000 66.6% 1.40x 9.0%

Current Mezzanine or Subordinate Indebtedness. A $67,800,000 mezzanine loan was funded at closing. The mezzanine loan is coterminous with the Google and Amazon Office Portfolio Loan Combination and accrues interest at a rate of 7.8500% per annum. The mezzanine loan has a 10-year term and after a four-year interest only period, amortizes on a fixed schedule, which results in a 360-month effective amortization period. The mezzanine loan is held by Hanwha U.S. Mezzanine Investment SCA, LLC.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

Partial Release. After the prepayment lockout expiration date, which is the earlier to occur of (i) two years after the closing date of the securitization which includes the last pari passu note to be securitized and (ii) February 6, 2017, the applicable borrower may in conjunction with an arm’s length sale to an unrelated third party sale obtain the release of (A) the Moffett Towers Building D Property, (B) the entirety of the Technology Corners Property or (C) one of the four buildings at the Technology Corners Property (a “Parcel Release”), provided, among other conditions set forth in the Google and Amazon Office Portfolio Loan Combination documents, (1) the applicable borrower makes a principal payment equal to the Lender’s Proportionate Share (as defined herein) of (a) if the release is a release of the Moffett Towers Building D Property, 150.0% of the allocated loan amount for the Moffett Towers Building D Property (as set forth in the Google and Amazon Office Portfolio Loan Combination documents), (b) if the release is a release of the entirety of the Technology Corners Property, 120.0% of the allocated loan amount for the entirety of the Technology Corners Property (as set forth in the Google and Amazon Office Portfolio Loan Combination documents), and (c) if the release is a Parcel Release, 150.0% of the allocated loan amount for such building (as set forth in the Google and Amazon Office Portfolio Loan Combination documents); (2) if the property being released is the Technology Corners Property or a Parcel Release, (a) Amazon maintains at the time of such release a credit rating from S&P and Moody’s (with Fitch not currently rating Amazon) that is no more than one rating notch below the respective credit ratings of Amazon from S&P and Moody’s as of the closing date and (b) at the time of the release, there exists no material default under the Amazon lease at the Moffett Towers Building D Property; (3) if the release is a Parcel Release, the Google lease relating to the parcel being released is required to be amended so that it is no longer cross-defaulted with any other Google lease, and the Google leases relating to the remaining parcels (still subject to the lien of the mortgage) is required to be amended so that they are no longer cross-defaulted with any other Google lease or with the Google lease to Building 6; (4) if the release is a Parcel Release, (a) Google maintains at the time of such release a credit rating from S&P and Moody’s (with Fitch not currently rating Google) that is no more than one rating notch below the respective credit ratings of Google from S&P and Moody’s as of the closing date, and (b) there exists no material default under the Google lease at the portions of the Technology Corners Property remaining subject to the lien of the mortgage; (5) if the property being released is the Moffett Towers Building D Property (a) Google maintains at the time of such release a credit rating from S&P and Moody’s (with Fitch not currently rating Google) that is no more than one rating notch below the respective credit ratings of Google from S&P and Moody’s as of the closing date and (b) at the time of the release, there exists no material default under any Google lease at the Technology Corners Property; (6) if, after the release and prepayment described above, the LTV ratio of the properties remaining subject to the lien of the Google and Amazon Office Portfolio Loan Combination documents (as determined by lender) is greater than 125.0%, the principal balance of the loan must be paid down by an amount such that the LTV ratio is no more than 125.0% immediately after such release; (7) the DSCR after giving effect to such release is no less than the greater of (a) 1.20x and (ii) the aggregate DSCR immediately prior to such sale; (8) the LTV ratio after giving effect to such release is no more than the lesser of (a) 76.6% and (b) the aggregate LTV ratio immediately prior to such release; (9) adequate funds as determined by lender in its reasonable discretion have been escrowed with lender to cover any potential shortfalls in the lease sweep reserve amounts required to be collected from the cash flow from the remaining properties; and (10) no event of default under the Google and Amazon Office Portfolio Loan Combination documents has occurred and is continuing.

In no event can more than one office building at the Technology Corners Property be released from the collateral (unless the entirety of the Technology Corners Property is released) and, in addition, in no event can any sale include a conveyance of all or any portion of the Moffett Towers Building D Property common areas or Technology Corners Property common areas (including the amenities building at each property).

As used herein, the “Lender’s Proportionate Share” means a fraction, the numerator of which is the then outstanding principal balance of the Google and Amazon Office Portfolio Loan Combination and the denominator of which is the aggregate outstanding principal balances of the Google and Amazon Office Portfolio Loan Combination and the mezzanine loan.

Substitution. None permitted.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 4 Google and Amazon Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$67,200,000 66.6% 1.40x 9.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 4 Google and Amazon Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$67,200,000 66.6% 1.40x 9.0%

CARTIFACT
San Francisco Bay
BAYLANDS
East Palo Alto
BAYSHORE FWY
DOWNTOWN PALO ALTO
Palo Alto
Stanford Stadium
Stanford University
Moffett Towers Building D
1100 Enterprise Way
Sunnyvale, CA 94089
Technology Corners
803, 805, 807 and 809 11th Avenue
Sunnyvale, CA 94089
MOFFETT FEDERAL AIRFIELD
MOFFETT PARK
RENAISSANCE
VTA LIGHT RAIL
49ers Levi's Stadium
Great America
Mission College
GOLDEN TRIANGLE
VA Palo Alto Health Care System
Alta Mesa Cemetery
San Antonio Center
Mountain View
Sunnyvale
CENTRAL EXPY
Sunnyvale Town Center
SCOTT BLVD
NORMAN Y MINETA SAN JOSE INT'L AIRPORT
Los Altos Hills
El Camino Hospital
Foothill College
Los Altos
CALTRAIN
EL CAMINO REAL
Santa Clara
Santa Clara University
Santa Clara Catholic Cemetery
Rancho San Antonio Open Space
Gate of Heaven Cemetery
Apple HQ
JUNIPERO SERRA FWY
Vallco Mall
San Jose
Westfield Valley Fair
SUNOL-MIDTOWN
STEVENS CREEK BLVD
De Anza College
Cupertino
Monte Bello Open Space Preserve
Santa Clara Valley Med Center
Westgate Mall
Campbell
The Pruneyard
Saratoga
West Valley College
Monte Sereno
Los Gatos
PACIFIC OCEAN
Novato
Vallejo
San Rafael
Richmond
Concord
Pittsburg
Antioch
Berkeley
Walnut Creek
San Francisco
Oakland
Alameda
Castro Valley
South San Francisco
Hayward
Pleasanton
Union City
Pacifica
San Mateo
Fremont
Half Moon Bay
Redwood City
Palo Alto
Milpitas
Mountain View
Sunnyvale
Santa Clara
San Jose
Cupertino

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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1801, 2100 & 2120 Southwest Wanamaker Road Topeka, KS 66604 & 66614	Collateral Asset Summary – Loan No. 5 West Ridge Mall & Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,940,392 65.6% 1.85x 12.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1801, 2100 & 2120 Southwest Wanamaker Road Topeka, KS 66604 & 66614	Collateral Asset Summary – Loan No. 5 West Ridge Mall & Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,940,392 65.6% 1.85x 12.8%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Sponsor(1):	Simon Property Group, L.P.
Borrower:	West Ridge Mall, LLC
Original Balance:	$54,000,000
Cut-off Date Balance:	$53,940,392
% by Initial UPB:	5.1%
Interest Rate:	4.8370%
Payment Date:	6th of each month
First Payment Date:	April 6, 2014
Maturity Date:	March 6, 2024
Amortization:	360 months
Additional Debt:	None
Call Protection(2):	L(25), D(88), O(7)
Lockbox / Cash Management:	Hard / Springing

Reserves(3)
	Initial	Monthly
Taxes:	$742,500	$148,500
Insurance:	$0	Springing
Replacement:	$0	$8,823
TI/LC:	$0	$39,934

Financial Information
Cut-off Date Balance / Sq. Ft.(4):	$112
Balloon Balance / Sq. Ft.(4):	$92
Cut-off Date LTV:	65.6%
Balloon LTV:	53.7%
Underwritten NOI DSCR:	2.02x
Underwritten NCF DSCR:	1.85x
Underwritten NOI Debt Yield:	12.8%
Underwritten NCF Debt Yield:	11.7%
Underwritten Balloon NOI Debt Yield:	15.6%
Underwritten Balloon NCF Debt Yield:	14.3%
Property Information
Single Asset / Portfolio:	Portfolio of 2 properties
Property Type:	Super Regional Mall & Anchored Retail
Collateral:	Fee Simple
Location:	Topeka, KS
Year Built / Renovated(5):	1988 / 2008-2009, 2013
Total Sq. Ft.:	1,230,869
Total Collateral Sq. Ft.(6):	482,602
Property Management:	SPG Management Associates III, LLC; Spinco Management Associates, LLC
Underwritten NOI:	$6,889,257
Underwritten NCF:	$6,304,178
Appraised Value:	$82,200,000
Appraisal Date:	January 23, 2014

Historical NOI
2013 NOI:	$7,040,322 (December 31, 2013)
2012 NOI:	$7,096,283 (December 31, 2012)
2011 NOI:	$7,311,537 (December 31, 2011)
2010 NOI:	$7,268,670 (December 31, 2010)

Historical Occupancy(4)(7)
Most Recent Occupancy:	90.4% (January 31, 2014)
2012 Occupancy:	90.6% (December 31, 2012)
2011 Occupancy:	91.3% (December 31, 2011)
2010 Occupancy:	95.1% (December 31, 2010)
(1)	Washington Prime Group Inc. is a pre-approved replacement guarantor of the loan. See “The Borrower/Sponsor” herein.
(2)	Partial release is permitted. See “Partial Release and Substitution” herein.
(3)	See “Initial Reserves” and “Ongoing Reserves” herein.
(4)	Based on Total Collateral Sq. Ft. of 482,602.
(5)	In 2008-2009 and 2013, the West Ridge Mall Property and the West Ridge Plaza Property underwent a $10.0 million and $2.7 million renovation, respectively. See “The Property” herein.
(6)
Excludes Dillard’s (172,000 sq. ft.), JC Penney (152,038 sq. ft.), Furniture Mall of Kansas (151,200 sq. ft.), Sears (125,500 sq. ft.), Target (101,730 sq. ft.) and Toys R Us (45,799 sq. ft.) which are non-collateral anchors.

(7)	Most Recent Occupancy excluding temporary tenants is 84.6%. Current Occupancy based on Total Sq. Ft. of 1,230,869 is 96.2%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1801, 2100 & 2120 Southwest Wanamaker Road Topeka, KS 66604 & 66614	Collateral Asset Summary – Loan No. 5 West Ridge Mall & Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,940,392 65.6% 1.85x 12.8%

Portfolio Summary
Property Name	Location	Total Sq. Ft.	Total Collateral Sq. Ft.	Year Built / Renovated	Appraised Value	Allocated Loan Amount	Occupancy	Collateral Occupancy
West Ridge Mall Property	Topeka, KS	992,987	392,249	1988 / 2008-2009, 2013	$67,800,000	$43,200,000	95.6%	88.9%
West Ridge Plaza Property	Topeka, KS	237,882	90,353	1988 / 2013	$14,400,000	$10,800,000	98.8%	96.9%
Total / Wtd. Average:		1,230,869	482,602		$82,200,000	$54,000,000	96.2%	90.4%

Tenant Summary(1)
Tenant Mix	Ratings (Fitch/Moody’s/S&P)(2)	Total Sq. Ft.	% of Total Collateral Sq. Ft.	Lease Expiration	Annual U/W Base Rent PSF(3)	Total Sales (000s)(4)	Sales PSF(4)	Occupancy Cost (% of Sales)(4)

Non-Collateral Anchor Tenants
Dillard’s	BBB-/Ba3/BB+	172,000	NAP	NAP	NAP	$17,200	$100	NAP
JC Penney	NR/Caa1/CCC+	152,038	NAP	NAP	NAP	$13,987	$92	NAP
Furniture Mall of Kansas	NR/NR/NR	151,200	NAP	NAP	NAP	NAV	NAV	NAP
Sears	B-/Caa1/CCC+	125,500	NAP	NAP	NAP	$14,056	$112	NAP
Target	A-/A2/A+	101,730	NAP	NAP	NAP	$25,229	$248	NAP
Toys R Us	CCC/Caa1/B-	45,799	NAP	NAP	NAP	$7,511	$164	NAP
Subtotal		748,267

Collateral Anchor Tenants
Burlington Coat Factory(5)	NR/B3/NR	112,700	23.4%	1/31/2018	$4.61	$5,210	$46	10.0%

Major Tenants (≥ 10,000 sq. ft.)
T.J. Maxx(6)	NR/A3/A+	24,650	5.1%	1/31/2022	$9.25	$7,681	$312	3.2%
Old Navy	BBB-/Baa3/BBB-	22,446	4.7%	1/31/2015	$11.59	$3,303	$147	7.9%
Dollar Tree(7)	NR/NR/NR	12,783	2.6%	5/31/2015	$7.50	$2,139	$167	7.2%
Jock’s Nitch	NR/NR/NR	10,320	2.1%	5/31/2019	$12.00	NAV	NAV	NAV
Subtotal		70,199	14.5%			$13,123	$219

In-Line Tenants (<10,000 sq. ft.)(8)
West Ridge Mall Property		203,257	42.1%		$26.48	$46,412	$298	13.1%
West Ridge Plaza Property		50,112	10.4%		$13.14	$8,127	$200	9.2%

Total Occupied Collateral		436,268	90.4%

Vacant		46,334	9.6%
Total Collateral		482,602	100.0%

(1)	Based on rent roll as of January 31, 2014.
(2)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.
(3)	Annual U/W Base Rent PSF includes rent steps through March 1, 2015 and excludes temporary tenant income.
(4)
Total Sales (000s) and Sales PSF were provided by the borrower as of December 31, 2013 and only include tenants which reported sales for a minimum of 12 months (76.7% and 80.9% of occupied in-line NRA at the West Ridge Mall Property and West Ridge Plaza Property, respectively). Total Sales (000s) and Sales PSF for Non-Collateral Anchor Tenants were estimates provided by the borrower as of December 31, 2012. Occupancy Cost (% of Sales) is based on Annual U/W Base Rent PSF and U/W expense recoveries.

(5)
Burlington Coat Factory has four, five-year renewal options and has the option to terminate its lease at any time with 365 days prior notice. A full excess cash flow sweep will occur upon Burlington Coat Factory exercising its termination option or failing to renew its lease within 12 months of the expiration date.

(6)	T.J. Maxx has two, five-year renewal options with six months prior notice.
(7)	Dollar Tree has two, five-year renewal options with six months prior notice.
(8)	In-line tenants include food court, kiosk, outparcel and temporary tenants.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1801, 2100 & 2120 Southwest Wanamaker Road Topeka, KS 66604 & 66614	Collateral Asset Summary – Loan No. 5 West Ridge Mall & Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,940,392 65.6% 1.85x 12.8%

Lease Rollover Schedule(1)(2)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM(3)	16	35,360	7.3%	35,360	7.3%	$17.91	2.1%	2.1%
2014	5	14,543	3.0%	49,903	10.3%	$14.72	3.3%	5.4%
2015	18	81,227	16.8%	131,130	27.2%	$20.69	25.7%	31.1%
2016	16	44,423	9.2%	175,553	36.4%	$21.40	14.5%	45.6%
2017	9	21,935	4.5%	197,488	40.9%	$22.92	7.7%	53.3%
2018(4)	14	152,462	31.6%	349,950	72.5%	$9.51	22.2%	75.5%
2019	11	30,317	6.3%	380,267	78.8%	$17.32	8.0%	83.6%
2020	3	5,447	1.1%	385,714	79.9%	$32.88	2.7%	86.3%
2021	1	2,111	0.4%	387,825	80.4%	$37.32	1.2%	87.5%
2022	3	30,541	6.3%	418,366	86.7%	$11.30	5.3%	92.8%
2023	2	6,692	1.4%	425,058	88.1%	$15.66	1.6%	94.4%
2024	2	7,155	1.5%	432,213	89.6%	$32.60	3.6%	98.0%
Thereafter	1	4,055	0.8%	436,268	90.4%	$32.63	2.0%	100.0%
Vacant	NAP	46,334	9.6%	482,602	100.0%	NAP	NAP
Total / Wtd. Avg.	101	482,602	100.0%			$15.99	100.0%
(1)	Based on rent roll as of January 31, 2014.
(2)
Certain tenants have lease termination options related to co-tenancy provisions and sales thresholds that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.

(3)	Includes 13 temporary tenants, which occupy approximately 27,789 sq. ft. Annual U/W Base Rent Per Sq. Ft. excludes income and sq. ft. associated with temporary tenants.
(4)
Burlington Coat Factory has four, five-year renewal options and has the option to terminate its lease at any time with 365 days prior notice. A full excess cash flow sweep will occur upon Burlington Coat Factory exercising its termination option or failing to renew its lease within 12 months of the expiration date.

The Loan. The West Ridge Mall & Plaza loan (the “West Ridge Mall & Plaza Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a portion of a two-story, enclosed super regional mall and a portion of an anchored retail center located in Topeka, Kansas. The West Ridge Mall is a 992,987 sq. ft. mall with five anchors, including Dillard’s, JC Penney, Furniture Mall of Kansas, Sears (all non-owned and not part of collateral) and Burlington Coat Factory. The West Ridge Plaza is a 237,882 sq. ft. anchored retail center with two anchors, including Target and Toys R Us (both non-owned and not part of collateral). The collateral (each, a “Property” and collectively, the “West Ridge Mall & Plaza Properties”) for the West Ridge Mall & Plaza Loan is 482,602 sq. ft., which consists of 392,249 sq. ft., including one anchor tenant at the West Ridge Mall Property and 90,353 sq. ft at the West Ridge Plaza Property.

The West Ridge Mall & Plaza Loan has an original principal balance of $54.0 million, with a 10-year term and amortizes on a 30-year amortization schedule. The West Ridge Mall & Plaza Loan accrues interest at a fixed rate equal to 4.8370% and has a cut-off date balance of approximately $53.9 million. The West Ridge Mall & Plaza Loan proceeds along with approximately $12.1 million of equity from the sponsor were used to retire existing debt of approximately $64.9 million (only collateralized by the West Ridge Mall Property) and fund closing costs and reserves. Based on the appraised value of $82.2 million as of January 23, 2014, the cut-off date LTV ratio is 65.6% with remaining implied equity of $28.2 million. The most recent prior financing of the West Ridge Mall Property was included in the BACM 2004-C4 transaction. The West Ridge Plaza Property was previously unencumbered.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$54,000,000	81.7%	Loan Payoff(1)	$64,933,188	98.2%
Sponsor Equity	$12,103,320	18.3%	Reserves	$742,500	1.1%
			Closing Costs	$427,632	0.6%
Total Sources	$66,103,320	100.0%	Total Uses	$66,103,320	100.0%
(1)	The prior loan was only collateralized by the West Ridge Mall Property.

The Borrower / Sponsor. The borrower, West Ridge Mall, LLC is a single purpose Delaware limited liability company structured to be bankruptcy remote with two independent directors in its organizational structure. The sponsor of the borrower and nonrecourse carve-out guarantor is Simon Property Group, L.P., a subsidiary of Simon Property Group, Inc. (“SPG”) (NYSE: SPG). Liability of the guarantor is capped at $8,100,000 in the aggregate.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1801, 2100 & 2120 Southwest Wanamaker Road Topeka, KS 66604 & 66614	Collateral Asset Summary – Loan No. 5 West Ridge Mall & Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,940,392 65.6% 1.85x 12.8%

SPG is an S&P 100 company and currently has an interest in more than 325 retail real estate properties, totaling approximately 243 million sq. ft., in North America and Asia, including 156 regional malls. SPG has the right to transfer sponsorship to its proposed spin-off REIT, to be known as Washington Prime Group Inc. (“WPG”). WPG is expected to own or have an interest in 54 strip centers and 44 malls totaling 53.0 million sq. ft. in 23 states. As of September 30, 2013, occupancy at these prospective strip centers and malls is 94.2% and 90.4%, respectively. WPG will be led by CEO Mark Ordan, who held prior leadership roles with Fresh Fields, Federal Realty Investment Trust, Sunrise Senior Living and The Mills Corporation.

The Property. The West Ridge Mall & Plaza consists of a two-story, enclosed super regional mall and an anchored retail center containing 1,230,869 sq. ft. of total leasable area, 482,602 sq. ft. of which is collateral for the West Ridge Mall & Plaza Loan. The West Ridge Mall & Plaza Properties are located on Southwest Wanamaker Road, approximately 1.5 miles south of Interstate Highway 70, the major east/west highway through the state of Kansas. The West Ridge Mall & Plaza Properties were constructed in 1988. In 2008-2009, the West Ridge Mall Property underwent a $10.0 million renovation, which included upgrades to the ceilings, skylights, furniture, flooring, entrances and landscaping. In 2013, the West Ridge Plaza Property underwent a $2.7 million renovation, which included upgrades to the exterior facades and landscaping.

The West Ridge Mall contains five anchor tenants, Dillard’s, JC Penney, Furniture Mall of Kansas, Sears (all non-owned and not part of collateral) and Burlington Coat Factory (collateral). Dillard’s, JC Penney and Sears have been at the West Ridge Mall since opening. The West Ridge Mall is structured in the shape of an “L” with the anchors being distributed throughout the property. The West Ridge Mall Property is 88.9% occupied (inclusive of temporary tenants) by one anchor tenant, two major tenants and 81 in-line tenants, none of which accounts for more than 2.5% of the total collateral sq. ft. Temporary tenants, totaling approximately 27,789 sq. ft., represent 11.3% of in-line sq. ft. and nearly half have been in occupancy for over two years. National in-line tenants include Aeropostale, American Eagle Outfitters, Bath & Body Works, Champs Sports, Foot Locker, Gap Outlet, GNC, Payless Shoesource, Victoria’s Secret and Zales Jewelers. Since 2013, the West Ridge Mall Property has executed seven new or renewal leases, representing 26,097 sq. ft.

The West Ridge Plaza contains two anchor tenants, Target and Toys R Us (both non-owned and not part of collateral). Major tenants include T.J. Maxx and Dollar Tree. Including the two major tenants, the West Ridge Plaza Property is 96.9% occupied by 16 in-line tenants and nearly 60.0% of the tenants have been in occupancy for over 10 years.

As of January 31, 2014, the West Ridge Mall & Plaza Properties were 90.4% occupied based on total collateral sq. ft. In 2013, in-line tenants in occupancy that reported sales for a minimum of 12 months reported annual sales of $298 PSF and $200 PSF with an occupancy cost of 13.1% and 9.2% for the West Ridge Mall Property and West Ridge Plaza Property, respectively. In-line tenant sales and occupancy costs at the West Ridge Mall Property have historically remained stable since 2005:

West Ridge Mall In-Line Historical Sales PSF(1)
	2005	2006	2007	2008	2009	2010	2011	2012	2013
Sales PSF	$272	$282	$275	$271	$255	$261	$276	$294	$298
Occupancy Cost	14.6%	14.1%	14.6%	14.5%	15.0%	14.3%	13.8%	12.8%	13.1%
(1)	As provided by borrower. In-line tenant sales include all tenants occupying less than 10,000 sq. ft., which have been in occupancy and reported sales for a minimum of 12 months.

Historical Sales PSF(1)
	2010	2011	2012	2013
West Ridge Mall
Dillard’s(2)	$91	$89	$100	NAV
JC Penney(2)(3)	$108	$108	$92	NAV
Sears(2)(3)	$116	$113	$112	NAV
Burlington Coat Factory(3)	$50	$48	$54	$46

West Ridge Plaza
Target(2)	$241	$248	$248	NAV
Toys R Us(2)	$164	$164	$164	NAV
T.J. Maxx	$276	$260	$284	$312
Dollar Tree	NAP	$129	$153	$167
(1)	Historical Sales PSF are based on historical operating statements provided by the borrower.
(2)	Non-collateral tenant. Sales PSF are estimates as provided by the borrower.
(3)	JC Penney, Sears and Burlington Coat Factory are approximately 50.0%, 30.6% and 40.9% larger than their national store size average, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1801, 2100 & 2120 Southwest Wanamaker Road Topeka, KS 66604 & 66614	Collateral Asset Summary – Loan No. 5 West Ridge Mall & Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,940,392 65.6% 1.85x 12.8%

Environmental Matters. The Phase I environmental reports dated February 21 and February 26, 2014 recommended the development and implementation of an asbestos operation and maintenance plan at the West Ridge Mall & Plaza Properties, which are in place.

The Market. The West Ridge Mall & Plaza Properties are located in Topeka, Kansas, the state capital, approximately 65.0 miles west of Kansas City. The West Ridge Mall & Plaza Properties are located in a highly visible and accessible location on opposite corners of the intersection of Southwest Wanamaker Road and 21st Street, which is considered to be the center of the retail hub in the local area with numerous community centers, neighborhood centers and big box / power centers nearby. Interstate Highway 70 and Loop 470 are located within 1.5 miles of the West Ridge Mall & Plaza Properties. Interstate Highway 70 serves as the major east/west highway through Kansas and provides access to principal cities, such as Kansas City, Missouri and Denver, Colorado. Loop 470 is a local traffic artery that connects to the Kansas Turnpike, offering southern access through the remainder of the state.

As the state’s capital, Topeka maintains a stable job market, with the State of Kansas employing about 8,400 individuals, approximately 69.0% of the city’s government employees. Altogether, government workers represent one out of every five employed individuals in the city. Additionally, Washburn University, a public institution with over 6,900 students and 1,000 faculty and staff members, is located within 4.0 miles of the West Ridge Mall & Plaza Properties. Topeka had a December 2013 unemployment rate of 5.0% compared to the national rate of 6.7% during the same time period. In 2013, the population and average household income within a 15-mile radius of the West Ridge Mall & Plaza Properties was 184,779 and $59,816, respectively. Within the 25-mile trade area as determined by the appraiser, the population and average household income in 2013 was 222,645 and $61,634, respectively.

The appraiser analyzed a set of five competitive properties for the West Ridge Mall Property. As shown, the property is the only traditional regional mall within approximately 45 miles. The appraiser’s competitive set is detailed below:

West Ridge Mall Competitive Set(1)
Name	West Ridge Mall	Oak Park Mall	Legends Outlet	Town Center Plaza	Manhattan Town Center	Flinthills Mall

Distance from Subject	NAP	70 miles	60 miles	65 miles	45 miles	45 miles
City, State	Topeka, KS	Overland Park, KS	Kansas City, KS	Leawood, KS	Manhattan, KS	Emporia, KS
Property Type	Super Regional Mall	Super Regional Mall	Lifestyle Center	Lifestyle Center	Regional Mall	Regional Mall
Year Built / Renovated	1988 / 2008-2009, 2013	1974 / 2001, 2010, 2011	2005 / NAP	1996 / NAP	1987 / 1990	1973 / 1985
Total Occupancy(2)	95.6%	98.0%	93.0%	88.0%	95.0%	82.0%
Anchor Size (Sq. Ft.)(2)	713,438	1,063,646	458,344	309,058	125,000	167,886
Total Size (Sq. Ft.)(2)	992,987	1,637,543	854,900	626,487	392,000	252,684
Anchor Tenants	Dillard’s, JC Penney, Furniture Mall of Kansas, Sears, Burlington Coat Factory	Dillard’s, Nordstrom, JC Penney, Macy’s	JC Penney, Legends 14 Theaters, Forever XXI, Cabella’s, Target	Macy’s, Dick’s Sporting Goods, AMC Theaters, Barnes & Noble	Dillard’s, JC Penney, Sears	JC Penney, Sutherlands, Flinthills Theaters 8, Sears
(1)	Source: Appraisal
(2)	Total Occupancy, Anchor Size (Sq. Ft.) and Total Size (Sq. Ft.) for the West Ridge Mall are based on the entire mall square footage of 992,987 as of January 31, 2014.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1801, 2100 & 2120 Southwest Wanamaker Road Topeka, KS 66604 & 66614	Collateral Asset Summary – Loan No. 5 West Ridge Mall & Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,940,392 65.6% 1.85x 12.8%

The appraiser analyzed a set of competitive properties for the West Ridge Plaza Property. The close proximity of additional retail centers is indicative of the central location of the West Ridge Mall & Plaza Properties. The appraiser’s competitive set is detailed in the subsequent chart:

West Ridge Plaza Competitive Set(1)
Name	West Ridge Plaza	Wanamaker 21	Fairlawn Plaza	Prestige Plaza	Plaza West	Topeka Commons

Distance from Subject	NAP	0.1 miles	0.2 miles	0.3 miles	0.7 miles	1.3 miles
City, State	Topeka, KS	Topeka, KS	Topeka, KS	Topeka, KS	Topeka, KS	Topeka, KS
Property Type	Anchored Retail	Community Center	Regional Center	Community Center	Community Center	Power Center
Year Built / Renovated	1988 / 2013	1994 / 1996	1962 / 1970	1992 / 2006	1990 / NAP	1987 / 1994
Total Occupancy(2)	98.8%	100.0%	99.0%	100.0%	95.0%	98.0%
Total Size (Sq. Ft.)(2)	237,882	115,103	305,399	14,960	81,216	205,682
Notable Tenants	Target, Toys R Us, T.J. Maxx, Dollar Tree	Office Depot, PetCo, Pier 1 Imports, Michael’s	Dillon’s Grocery, Office Max	Brown’s Shoe, Men’s Wearhouse, Verizon Wireless	Best Buy	The Home Depot, Dick’s Sporting Goods
(1)	Source: Appraisal
(2)	Total Occupancy and Total Size (Sq. Ft.) for the West Ridge Plaza are based on the entire plaza square footage of 237,882 as of January 31, 2014.

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	2012	2013	U/W	U/W PSF
Base Rent(1)	$6,112,166	$6,155,479	$6,059,135	$6,252,452	$6,532,500	$13.54
Value of Vacant Space	0	0	0	0	2,143,845	4.44
Gross Potential Rent	$6,112,166	$6,155,479	$6,059,135	$6,252,452	$8,676,345	$17.98
Total Recoveries	4,400,736	4,367,548	4,198,983	4,150,008	4,149,000	8.60
Total % Rents(2)	712,729	748,652	840,925	631,439	323,339	0.67
Total Other Income(3)	1,227,960	1,250,743	1,210,542	1,094,775	1,104,375	2.29
Less: Vacancy & Credit Loss(4)	0	0	0	0	(2,143,845)	(4.44)
Effective Gross Income	$12,453,591	$12,522,422	$12,309,585	$12,128,674	$12,109,214	$25.09
Total Operating Expenses	5,184,921	5,210,885	5,213,302	5,088,352	5,219,956	10.82
Net Operating Income	$7,268,670	$7,311,537	$7,096,283	$7,040,322	$6,889,257	$14.28
TI/LC	0	0	0	0	479,202	0.99
Capital Expenditures	0	0	0	0	105,877	0.22
Net Cash Flow	$7,268,670	$7,311,537	$7,096,283	$7,040,322	$6,304,178	$13.06

(1)
U/W Base Rent includes $110,075 in contractual rent steps through March 1, 2015. Additional increase from 2013 financials is primarily the result of recent leasing activity, including Jock’s Nitch and three other tenants, which collectively account for $356,131 of base rent.

(2)
The decrease from 2013 to U/W Total % Rents is primarily a result of Bath & Body Works and Gap Outlet converting to paying fixed rent. In 2013, these tenants represented approximately $319,264 in Total % Rents.

(3)	Includes temporary tenant income, ground rent revenue related to Hardee’s and marketing income.
(4)	U/W Vacancy & Credit Loss is based on actual in-place economic vacancy of 20.1% of Base Rent and Total Recoveries.

Property Management. The West Ridge Mall & Plaza Properties are managed by SPG Management Associates III, LLC and Spinco Management Associates, LLC, both of which are affiliates of the sponsor. Additionally, the West Ridge Mall Property includes an on-site leasing office, which was recently added in mid-2013.

Lockbox / Cash Management. The West Ridge Mall & Plaza Loan is structured with a hard lockbox and springing cash management. In place cash management and a full excess cash flow sweep will occur upon (i) an event of default, (ii) the failure by the borrower after the end of four consecutive calendar quarters to maintain a DSCR of 1.25x until the DSCR is at least equal to 1.25x for two consecutive calendar quarters or (iii) a Burlington Trigger Event (as defined below).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1801, 2100 & 2120 Southwest Wanamaker Road Topeka, KS 66604 & 66614	Collateral Asset Summary – Loan No. 5 West Ridge Mall & Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,940,392 65.6% 1.85x 12.8%

A “Burlington Trigger Event” will occur (i) upon the failure of Burlington Coat Factory (“Burlington”) to give notice to renew its lease within 12 months of the then applicable expiration date, (ii) if Burlington “goes dark,” vacates or discontinues its operations at its space, (iii) if Burlington is the subject of a bankruptcy action or (iv) if Burlington delivers a termination or vacancy notice at any time during the term of the West Ridge Mall & Plaza Loan.

Initial Reserves. At closing, the borrower deposited $742,500 into a tax reserve account.

Ongoing Reserves. On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $148,500, (ii) $8,823 into a replacement reserve account, subject to a cap of $700,000 and (iii) $39,934 into a rollover reserve account, subject to a cap of $2.4 million. Additionally, the borrower is required to deposit 1/12 of the estimated annual insurance premiums into an insurance reserve account if an acceptable blanket insurance policy is no longer in place. Upon the occurrence of a Burlington Trigger Event, all excess cash flow will be swept into a rollover reserve account, subject to a cap of $1.5 million.

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

Partial Release and Substitution. After the expiration of the prepayment lockout period, the borrower may obtain the release of either the West Ridge Mall Property or the West Ridge Plaza Property provided that, among other things, the West Ridge Mall & Plaza Loan is partially defeased in an aggregate amount equal to the greater of (i) 125.0% of the related Allocated Loan Amounts (as defined herein) or (ii) an amount sufficient to satisfy (a) a debt service coverage ratio immediately subsequent to the release that is at least 1.85x and (b) an LTV ratio immediately subsequent to the release is no greater than 65.0%. The “Allocated Loan Amounts” are as follows: West Ridge Mall Property - $43,200,000; West Ridge Plaza Property - $10,800,000. In addition, the borrower may, without lender consent, transfer any non-income producing portion of the West Ridge Mall Property or the West Ridge Plaza Property to a third party or affiliate of the borrower subject to the satisfaction of conditions in the West Ridge Mall & Plaza Loan documents.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1801, 2100 & 2120 Southwest Wanamaker Road Topeka, KS 66604 & 66614	Collateral Asset Summary – Loan No. 5 West Ridge Mall & Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,940,392 65.6% 1.85x 12.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1801, 2100 & 2120 Southwest Wanamaker Road Topeka, KS 66604 & 66614	Collateral Asset Summary – Loan No. 5 West Ridge Mall & Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,940,392 65.6% 1.85x 12.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1801, 2100 & 2120 Southwest Wanamaker Road Topeka, KS 66604 & 66614	Collateral Asset Summary – Loan No. 5 West Ridge Mall & Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,940,392 65.6% 1.85x 12.8%

CARTIFACT
West Ridge Mall
1801 Southwest Wanamaker Road
Topeka, KS 66604
West Ridge Plaza
2100 & 2120 Southwest Wanamaker Road
Topeka, KS 66614
Topeka
NORTH TOPEKA
DOWNTOWN TOPEKA
SOUTHWEST TOPEKA
Kansas River
PHILIP BILLARD MUNICIPAL AIRPORT
FORBES FIELD
Museum of History
St. Francis Health Center
Stormont-Vail Healthcare
State Capitol
Washburn University
Kansas Expocentre
Colmery O'Neil VA Medical Center
Holiday Square Shopping Center
California Crossing
White Lakes Center
Sherwood Lake
Lake Shawnee
KANSAS TURNPIKE
KANSAS
MISSOURI
St Joseph
Kansas City
Junction City
Salina
Topeka
Lawrence
Ottawa
Emporia
Newotn
El Dorado
Wichita

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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252 West 37th Street New York, NY 10018	Collateral Asset Summary – Loan No. 6 252 West 37th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$41,000,000 54.7% 1.21x 8.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

252 West 37th Street New York, NY 10018	Collateral Asset Summary – Loan No. 6 252 West 37th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$41,000,000 54.7% 1.21x 8.1%

Mortgage Loan Information				Property Information
Loan Seller:	CCRE			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance			Property Type:	CBD Office
Sponsor:	Abraham Talassazan			Collateral:	Fee Simple
Borrower:	Sheva 7 LLC			Location:	New York, NY
Original Balance:	$41,000,000			Year Built / Renovated:	1928 / 2013
Cut-off Date Balance:	$41,000,000			Total Sq. Ft.(6):	161,613
% by Initial UPB:	3.9%			Property Management:	Talass & Co., Inc.
Interest Rate:	5.0730%			Underwritten NOI(7):	$3,332,364
Payment Date:	6th of each month			Underwritten NCF(7):	$3,216,894
First Payment Date:	February 6, 2014			Appraised Value:	$75,000,000
Maturity Date:	January 6, 2024			Appraisal Date:	March 1, 2014
Amortization:	Interest only for first 12 months; 360
	months thereafter			Historical NOI(8)
Additional Debt(1):	Future Mezzanine Debt Permitted			Most Recent NOI(7):	$2,413,840 (T-12 October 31, 2013)
Call Protection:	L(27), D(89), O(4)			2012 NOI:	$2,124,910 (December 31, 2012)
Lockbox / Cash Management:	Springing Hard / Springing			2011 NOI:	$1,886,776 (December 31, 2011)
				2010 NOI:	$1,897,657 (December 31, 2010)
Reserves(2)
	Initial		Monthly	Historical Occupancy(8)
Taxes:	$52,692		$52,692	Most Recent Occupancy(9):	100.0% (December 27, 2013)
Insurance:	$16,050		$5,856	2012 Occupancy(9):	82.0% (December 31, 2012)
Required Repairs:	$81,688		NAP	2011 Occupancy:	78.0% (December 31, 2011)
Replacement:	$0		$2,694	2010 Occupancy:	80.0% (December 31, 2010)
TI/LC(3):	$400,000		$4,040	(1)	See “Future Mezzanine or Subordinate Indebtedness” herein.
Other Reserve(4):	$0		Springing	(2)	See “Initial Reserves” and “Ongoing Reserves” herein.
				(3)	Monthly TI/LC deposits will be capped at an aggregate amount of $400,000 inclusive of the initial TI/LC deposit of $400,000. See “Ongoing Reserves” herein.
Financial Information
Cut-off Date Balance / Sq. Ft.:		$254		(4)	Other Reserves include the DVF Rollover Reserve and Magazine Radar Rollover Reserve. See “Lockbox / Cash Management” herein.
Balloon Balance / Sq. Ft.:		$215
Cut-off Date LTV:		54.7%		(5)	Based on amortizing debt service payments. Based on the current interest only payments, the DSCR based on the Underwritten NOI and Underwritten NCF are 1.58x and 1.53x, respectively.
Balloon LTV:		46.2%
Underwritten NOI DSCR(5):		1.25x
Underwritten NCF DSCR(5):		1.21x		(6)	The 252 West 37th Street Property includes 9,200 sq. ft. of storage space and 8,700 sq. ft. of ground floor retail space.
Underwritten NOI Debt Yield:		8.1%
Underwritten NCF Debt Yield:		7.8%		(7)
The increase from Most Recent NOI to Underwritten NOI and Underwritten NCF is primarily the result of DVF Studio LLC expanding its space twice in 2013 by a total of 13,600 sq. ft. and increasing its overall rent to $30.99 PSF. In addition, four additional leases were either newly executed or renewed at higher rents in 2013 accounting for 23,079 sq. ft. (14.3% of NRA) and $730,206 of Base Rent (16.2% of U/W Base Rent).

Underwritten NOI Debt Yield at Balloon:		9.6%
Underwritten NCF Debt Yield at Balloon:		9.3%

				(8)
The sponsor acquired the 252 West 37th Street Property in 2007 and has since invested approximately $6.0 million of capital improvements, increasing occupancy and re-leasing below-market rent leases to market rent. See “The Property” herein for a detailed list of capital improvements.

				(9)
The increase in Most Recent Occupancy from 2012 Occupancy is primarily the result of DVF Studio LLC expanding its space twice in 2013 by a total of 13,600 sq. ft., Genesis Flooring Systems, LLC executing a lease for 6,520 sq. ft. and AGH Trimsource, Inc. expanding its space by 5,672 sq. ft.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

252 West 37th Street New York, NY 10018	Collateral Asset Summary – Loan No. 6 252 West 37th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$41,000,000 54.7% 1.21x 8.1%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	Annual U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
DVF Studio LLC	NR/NR/NR	29,600	18.3%	$30.99	20.3%	5/31/2018	(1)
MagazineRadar, Inc.	NR/NR/NR	21,000	13.0%	$28.91	13.5%	3/31/2017	(2)
Southern Graphic Systems, Inc.	NR/NR/B(3)	10,500	6.5%	$28.39	6.6%	7/31/2017	(4)
I.C. Isaacs & Co., Inc.	NR/NR/NR	10,500	6.5%	$29.34	6.8%	10/31/2017
Nina Massini, Inc.	NR/NR/NR	10,500	6.5%	$14.02	3.3%	1/31/2016
Total Occupied Collateral		82,100	50.8%	$27.74	50.5%
Other Tenants(5)		79,513	49.2%	$28.11	49.5%
Total		161,613	100.0%	$27.92	100.0%

(1)
DVF Studio LLC has one 3-year renewal option with six months prior notice. A cash flow sweep will commence six months prior to DVF Studio LLC’s lease expiration should DVF Studio LLC fail to renew its lease, which is capped at $510,000 inclusive of any existing funds in the TI/LC reserve.

(2)
MagazineRadar, Inc. has the right to terminate 10,500 sq. ft. of its space located on the ninth floor any time after April 27, 2015 with six months prior notice. A cash flow sweep will commence upon MagazineRadar, Inc. exercising its termination option, which is capped at $420,000 inclusive of any existing funds in the TI/LC reserve.

(3)	The Southern Graphic Systems, Inc. lease is guaranteed by its parent SGS International Inc. The ratings shown reflect those of SGS International Inc.
(4)	Southern Graphic Systems, Inc. has one 5-year renewal option with six months prior notice.
(5)
Other Tenants include 15 office tenants and a management office comprising 61,613 sq. ft. with no individual tenant representing greater than 6.5% of NRA, 9,200 sq. ft. of storage space used by the tenants that does not generate any income and five retail tenants comprising 8,700 sq. ft. of ground floor retail.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	2	4,075	2.5%	4,075	2.5%	$32.93	3.0%	3.0%
2015	7	24,630	15.2%	28,705	17.8%	$26.84	14.6%	17.6%
2016(2)	7	30,775	19.0%	59,480	36.8%	$20.17	13.8%	31.4%
2017(3)	12	59,446	36.8%	118,926	73.6%	$29.05	38.3%	69.6%
2018(4)	4	36,920	22.8%	155,846	96.4%	$31.88	26.1%	95.7%
2019	0	0	0.0%	155,846	96.4%	$0.00	0.0%	95.7%
2020	1	5,259	3.3%	161,105	99.7%	$32.96	3.8%	99.6%
2021	0	0	0.0%	161,105	99.7%	$0.00	0.0%	99.6%
2022	0	0	0.0%	161,105	99.7%	$0.00	0.0%	99.6%
2023	0	0	0.0%	161,105	99.7%	$0.00	0.0%	99.6%
2024	0	0	0.0%	161,105	99.7%	$0.00	0.0%	99.6%
Thereafter	1	508	0.3%	161,613	100.0%	$38.00	0.4%	100.0%
Vacant	NAP	0	0.0%	161,613	100.0%	NAP	NAP
Total / Wtd. Avg.	34	161,613	100.0%			$27.92	100.0%
(1)
Certain tenants may have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease that are not considered in the lease rollover schedule.

(2)
Approximately 19.0% of the 252 West 37th Street Property NRA with an Annual U/W Base Rent PSF of $20.17 expires in 2016, which is approximately 46.1% below the Competitive Set weighted average Direct Asking Rent of $37.40.

(3)	Leases expiring in 2017 include MagazineRadar, Inc., Southern Graphic Systems, Inc. and I.C. Isaacs & Co., Inc.
(4)
Leases expiring in 2018 include DVF Studio LLC. Six months prior to the expiration date of the DVF Studio LLC lease, the borrower will be required to deposit $510,000, inclusive of any existing funds in the TI/LC reserve, into the TI/LC Reserve account if the borrower has not yet renewed the DVF Studio LLC lease or executed a replacement lease acceptable to lender.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

252 West 37th Street New York, NY 10018	Collateral Asset Summary – Loan No. 6 252 West 37th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$41,000,000 54.7% 1.21x 8.1%
The Loan. The 252 West 37th Street loan (the “252 West 37th Street Loan”) is a fixed rate loan with an original principal balance of $41.0 million, secured by the borrower’s fee simple interest in a 17-story 161,613 sq. ft office building, including 9,200 sq. ft. of storage space and 8,700 sq. ft. of ground floor retail space, (the “252 West 37th Street Property) located on West 37th Street in New York, New York, between Seventh and Eighth Avenues. The 252 West 37th Street Loan has a 10-year term and amortizes on a 30-year schedule after an initial one year interest only period. The 252 West 37th Street Loan accrues interest at a fixed rate equal to 5.0730% and has a cut-off balance of $41.0 million. Loan proceeds were used to retire existing debt of approximately $31.7 million, fund $550,430 of reserves, pay $917,362 of closing costs and return approximately $7.9 million of equity. Based on the appraised value of $75.0 million as of March 1, 2014, the cut-off date LTV is 54.7% with remaining implied equity of $34.0 million. The most recent prior financing of the 252 West 37th Street Loan was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$41,000,000	100.0%	Loan Payoff(1)	$31,671,283	77.2%
			Reserves	$550,430	1.3%
			Closing Costs	$917,362	2.2%
			Return of Equity	$7,860,925	19.2%
Total Sources	$41,000,000	100.0%	Total Uses	$41,000,000	100.0%
(1)
The sponsor purchased the 252 West 37th Street Property in 2007 for approximately $33.7 million and has since invested approximately $6.0 million in capital improvements, resulting in a total cost basis of approximately $39.7 million.

The Borrower / Sponsor. The borrower, Sheva 7 LLC, is a single purpose New York limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure. The sponsor of the borrower and non-recourse carve-out guarantor of the 252 West 37th Street Loan is Abraham Talassazan, sole owner of the Eretz Group. The sponsor purchased the 252 West 37th Street Property in 2007 for approximately $33.7 million and has since invested approximately $6.0 million in capital improvements, resulting in a total cost basis of approximately $39.7 million.

The Eretz Group was founded in 1996 by Abraham Talassazan in conjunction with the acquisition of a 50.0% interest in 552 Seventh Avenue. Focusing on value-add properties, the Eretz Group identifies underperforming properties, specifically in the Garment District, with the intent of repositioning them through capital improvements and active leasing management. The Eretz Group currently manages in excess of 800,000 sq. ft. located in New York and California including four properties located in the Garment District.

The Property. The 252 West 37th Street Property is a 161,613 sq. ft. Class B pre-war limestone and brick façade, 17-story office building located in the Garment District of New York, New York on West 37th Street between Seventh and Eighth Avenues. Built in 1928, the 252 West 37th Street Property is 100.0% leased to 20 office tenants comprising 143,713 sq. ft., 9,200 sq. ft. of storage space and five ground floor retail tenants comprising 8,700 sq. ft. located on either side of the main lobby. The 20 office tenants are located on floors two through 18 and occupy floor plates ranging from 5,500 sq. ft. to 10,634 sq. ft. The largest tenant, DVF Studio LLC, leases 29,600 sq. ft., approximately 18.3% of the total net rentable area (“NRA”), and accounts for 20.3% of the U/W Base Rent. No other tenant leases more than 13.0% of the total NRA or accounts for more than 13.5% of U/W Base Rent at the 252 West 37th Street Property. The 252 West 37th Street Property is accessible from all major Manhattan commuter transportation hubs. The 252 West 37th Street Property is located proximate to Penn Station, the Port Authority Bus Terminal, Times Square and Herald Square, providing access to most major intra- and inter-city and state trains and bus lines.

Since acquiring the 252 West 37th Street Property in 2007, the sponsor has invested approximately $6.0 million in capital improvements. A summary of capital improvements is detailed below.

252 West 37th Street Property Capital Improvements
Pre-2011 Renovations	$2,920,000
Lobby Renovation	$550,000
Elevator Upgrades	$500,000
HVAC	$450,000
Window Replacement	$360,000
Lighting Upgrade	$360,000
Common Area Renovations	$260,000
Exterior Wall Renovations	$240,000
Hallway Renovations	$230,000
New Roof	$70,000
House Domestic Water Tank	$60,000
Total	$6,000,000

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

252 West 37th Street New York, NY 10018	Collateral Asset Summary – Loan No. 6 252 West 37th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$41,000,000 54.7% 1.21x 8.1%

Environmental Matters. The Phase I environmental report dated August 9, 2013 recommended the development and implementation of an asbestos operation and maintenance plan at the 252 West 37th Street Property, which is currently in place.

Major Tenants.

DVF Studio LLC (29,600 sq. ft.; 18.3% of NRA; 20.3% of U/W Base Rent) Diane Von Furstenberg (“DVF”) is a global luxury lifestyle brand founded in 1972 by designer Diane Von Furstenberg. DVF produces a full collection of ready-to-wear and accessories including shoes, handbags, small leather goods, scarves and fine jewelry. The company also offers luggage, eyewear and home furnishings. In 2012, Diane Von Furstenberg was named the most powerful woman in fashion by Forbes magazine. Headquartered in New York City, DVF oversees a global distribution network connecting over 55 countries and 1,500 points of sale including 101 DVF owned and partnered stores throughout North and South America, Europe, the Middle East and Asia Pacific. DVF Studio LLC’s lease commenced in 2011, occupying 10,500 sq. ft., and has expanded four times since taking occupancy. DVF Studio LLC now leases 29,600 sq. ft. across the seventh, 11th and 14th floors and most recently expanded its space by 4,100 sq. ft. in December of 2013.

MagazineRadar, Inc. (21,000 sq. ft.; 13.0% of NRA; 13.5% of U/W Base Rent) Formerly known as MagazineRadar, Inc., MediaRadar is a data and analytics firm founded in 2006 covering 1.3 million brands and 7,000 magazine, websites, newspapers and social media outlets that aids media content producers and publishers in maximizing advertising revenue through comprehensive advertising trend research.

Southern Graphic Systems, Inc. (10,500 sq. ft.; 6.5% of NRA; 6.6% of U/W Base Rent) Southern Graphic Systems, Inc., part of SGS International Inc. (“SGS”) who is rated NR/NR/B by Fitch/Moody’s and S&P, offers design-to-print graphic services to the international consumer products market in North America, Europe and Asia. Headquartered in Louisville, Kentucky, SGS offers a range of digital solutions to its clients including brand development, creative design, prepress, image carriers and print support services. Accounts include large branded consumer products companies, mass merchant retailers and the printers and converters that service them. SGS employs over 2,300 employees worldwide.

The Market. The 252 West 37th Street Property is located in the Midtown West office market which is comprised primarily of office, loft and manufacturing space. The 252 West 37th Street Property is located in the Times Square South submarket within the Midtown West office market, also known as the Textile/Garment District, which is comprised of the area in between Sixth Avenue and Seventh Avenue from West 35th Street to West 42nd Street. The Times Square South submarket was established in the early 20th century as a center for garment and textile production and, as of 4Q 2013, contained 62 class-B buildings comprising approximately 14.3 million sq. ft with direct rents of $45.81 PSF.

The appraiser identified 27 competitive properties that contain a total net rentable area of 4,082,758 sq. ft. The overall occupancy rate of these buildings is 98.2% for direct space with rents ranging from $32.00 to $44.30 PSF, compared to the occupancy rate in the Times Square South submarket of 90.0% for class-B buildings with af weighted average rent of $45.81 PSF. The appraiser considered eight of the 27 competitive properties directly competitive with the 252 West 37th Street Property, which are summarized below, and concluded a market rent of $38.00 for floors two through 18. The Annual U/W Base Rent PSF of $27.92 is approximately 26.5% below the appraiser’s concluded market rent of $38.00 PSF.

Competitive Set(1)
Property (Cross Streets)	Office Area (NRA)	Year Built	% Occupied	Direct Asking Rent
252 West 37th Street Property(2)	161,613	1928	100.0%	$27.92
253 West 35th Street	140,000	1924	100.0%	N/A
254 West 35th Street	150,000	1924	100.0%	N/A
255 West 36th Street	121,000	1923	100.0%	N/A
225 West 37th Street	160,000	1923	100.0%	N/A
241 West 37th Street	82,500	1913	100.0%	N/A
252 West 38th Street	65,000	1924	100.0%	N/A
231-49 West 39th Street	250,885	1908	94.8%	$39.00
250 West 39th Street	166,700	1926	95.1%	$35.00
Total / Wtd. Avg.(3)	1,136,085		98.1%	$37.40
(1)	Source: Appraisal
(2)	Source: Underwritten rent roll as of December 27, 2013
(3)	Total / Wtd. Avg. does not include the 252 West 37th Street Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

252 West 37th Street New York, NY 10018	Collateral Asset Summary – Loan No. 6 252 West 37th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$41,000,000 54.7% 1.21x 8.1%

Cash Flow Analysis.

Cash Flow Analysis(1)
	2010	2011	2012	T-12 10/31/2013	U/W	U/W PSF
Base Rent(2)	$2,631,561	$2,727,515	$2,973,805	$3,416,729	$4,512,516	$27.92
Value of Vacant Space	0	0	0	0	0	0.00
Gross Potential Rent	$2,631,561	$2,727,515	$2,973,805	$3,416,729	$4,512,516	$27.92
Total Recoveries	476,008	404,294	410,302	505,459	666,344	4.12
Total Other Income	37,272	63,586	41,037	35,303	0	0.00
Less: Vacancy(3)	0	0	0	0	(258,943)	(1.60)
Effective Gross Income	$3,144,842	$3,195,395	$3,425,144	$3,957,491	$4,919,917	$30.44
Total Operating Expenses	1,247,185	1,308,619	1,300,234	1,543,651	1,587,553	9.82
Net Operating Income	$1,897,657	$1,886,776	$2,124,910	$2,413,840	$3,332,364	$20.62
TI/LC	0	0	0	0	83,147	0.51
Capital Expenditures	0	0	0	0	32,323	0.20
Net Cash Flow(4)	$1,897,657	$1,886,776	$2,124,910	$2,413,840	$3,216,894	$19.90
(1)
The increase from T-12 10/31/2013 Base Rent to U/W Base Rent is primarily the result of DVF Studio LLC expanding its space twice in 2013 by a total of 13,600 sq. ft. (8.4% of NRA) and increasing its overall rent to $30.99 PSF. In addition, four additional leases were either newly executed or renewed at higher rents in 2013 accounting for 23,079 sq. ft. (14.3% of NRA) and $730,206 of Base Rent (16.2% of U/W Base Rent).

(2)
Annual U/W Base Rent PSF includes $145,924 of contractual rent steps through March 2015 and $19,304 of grossed up management office income that has been removed in vacancy. The 252 West 37th Street Property is currently 100.0% leased.

(3)	U/W Vacancy is based on 5.0% of Gross Potential Rent and U/W Recoveries, greater than the appraiser’s competitive property weighted average occupancy of 98.1%.
(4)
The sponsor acquired the 252 West 37th Street Property in 2007 and has since invested approximately $6.0 million of capital improvements, increasing occupancy and re-leasing below-market rent leases to market rent. See “The Property” herein for a detailed list of capital improvements.

Property Management. The 252 West 37th Street Property is managed by Talass & Co., Inc., an affiliate of the borrower.

Lockbox / Cash Management. The 252 West 37th Street Loan is structured with a springing hard lockbox and springing cash management. A hard lockbox, in-place cash management and a full excess cash flow sweep will be required upon (i) any event of default, (ii) a bankruptcy action of the borrower, guarantor or the property manager, (iii) the failure by the borrower after the end of two consecutive calendar quarters to maintain a DSCR of 1.10x, (iv) the occurrence of a DVF Rollover Event (as defined below) or (v) the occurrence of a Magazine Radar Rollover Event (as defined below).

A “DVF Rollover Event” will mean the non-renewal of the DVF lease six months prior to the expiration date of the DVF lease, provided, the borrower has not then fully executed a new lease in excess of 20,000 sq. ft. or 15.0% of gross income for the space leased pursuant to the DVF lease. A full excess cash flow sweep caused by a DVF Rollover Event will terminate upon an aggregate deposit of $510,000 into the TI/LC reserve account, inclusive of any existing funds in the TI/LC reserve account.

A “Magazine Radar Rollover Event” will mean receipt by the borrower of notice by the Magazine Radar, Inc. tenant of its intention to exercise its early termination option anytime after October 27, 2014. A full excess cash flow sweep caused by a Magazine Radar Rollover Event will terminate upon an aggregate deposit of $420,000 into the TI/LC reserve account, inclusive of any existing funds in the TI/LC reserve account.

Initial Reserves. At closing, the borrower deposited (i) $52,692 into a tax reserve account, (ii) $16,050 into an insurance reserve account, (iii) $81,688 into a required repairs reserve account and (iv) $400,000 into a TI/LC reserve account for future rollover at the 252 West 37th Street Property.

Ongoing Reserves. On a monthly basis, the borrower will be required to make deposits of (i) 1/12 of the required annual taxes, which currently equates to $52,692, (ii) 1/12 of the required insurance premiums, which currently equates to $5,856, (iii) $2,694 into a replacement reserve account and (iv) $4,040 into a TI/LC reserve account. Monthly TI/LC reserve deposits will be capped at an aggregate amount of $400,000, inclusive of the initial TI/LC deposit of $400,000, subject to (i) an occupancy rate of 85.0% or higher, (ii) an NOI DSCR greater than or equal to 1.10x and (iii) a NCF debt yield greater than or equal to 7.0% for two consecutive quarters.

Current Mezzanine or Subordinate Indebtedness. None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

252 West 37th Street New York, NY 10018	Collateral Asset Summary – Loan No. 6 252 West 37th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$41,000,000 54.7% 1.21x 8.1%

Future Mezzanine or Subordinate Indebtedness Permitted. Mezzanine debt is permitted after February 6, 2016 provided, among other things, (i) the combined LTV of the outstanding principal balance of the 252 West 37th Street Loan and the proposed mezzanine loan is less than or equal to 75.0%, (ii) the minimum NOI DSCR based on the outstanding principal balance of the 252 West 37th Street Loan and the proposed mezzanine loan is at least 1.20x and (iii) the minimum NCF debt yield based on the outstanding principal balance of the 252 West 37th Street Loan and the proposed mezzanine loan is greater than or equal to 7.5%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

252 West 37th Street New York, NY 10018	Collateral Asset Summary – Loan No. 6 252 West 37th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$41,000,000 54.7% 1.21x 8.1%

252 WEST 37TH STREET

18
DVF Studio LLC 5,500 SF 3/2014
17
Cancer Community Support 2,592 SF 6/2015
Ark Restoration & Design, Ltd. 3,100 SF 10/2015
16
Genesis Flooring Systems LLC, Gray-Fox Flooring LLC 6,520 SF 1/2018
15
Letys Fashion Design, Inc. 3,625 SF 7/2016
Zoa, Ltd. 3,400 SF 8/2017
14
DVF Studio LLC 4,100 SF 5/2018
Kleinknecht Electric Company, Inc. 3,800 SF 12/2016
12
Papai Leather Inc. 4,500 SF 5/2017
Confluentia Gro 1,275 SF 9/2014
Flatiron Data Inc. 1,675 SF 7/2014
Celebrity Service Interna 1,270 SF 12/2017
11
DVF Studio LLC 9,500 SF 8/2015
10
MagazineRadar, Inc. 5,234 SF 3/2017
MagazineRadar, Inc. 5,266 SF 3/2017
9
MagazineRadar, Inc. 10,500 SF 3/2017
8
Southern Graphic Systems, Inc. 10,500 SF 7/2017
7
DVF Studio LLC 10,500 SF 6/2018
6
I.C. Isaacs & Co., Inc. 10,500 SF 10/2017
5
Crea Concept, Inc. 4,876 SF 12/2017
SJH Engineering, PC 800 SF 6/2015
SJH Engineering, PC 2,538 SF 6/2015
Super 508 SF
4
Nina Massini, Inc. 10,500 SF 1/2016
3
AGH Trimsource, Inc 10,500 SF 12/2015
2
Construction Risk Management 5,259 SF 6/2018
Lauren Vidal USA, Inc., Roni Rabl Inc. 5,375 SF 1/2016
Mezz
United Garment 900 SF 10/2015
Damee, Inc. 1,000 SF 5/2014
Angelli Corp., Angelina Corp. 2,600 SF 9/2016
Fafa Café Inc. 400 SF
IMA 26, LLC 1,700 SF 2/2017
Ground
United Garment 1,700 SF 10/2015
Damee, Inc. 1,800 SF 5/2014
Angelli Corp., Angelina Corp. 1,700 SF 9/2016
Fafa Café Inc. 400 SF
Lower Level
United Garment 3,200 SF 10/2015
Angelli Corp., Angelina Corp. 1,500 SF 9/2016
Storage 600 SF
IMA 26, LLC 1,700 SF
VACANT
BUILDING
2014 – 2015
2016 – 2017
2018

Stacking plan based on information provided by the borrower.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

252 West 37th Street New York, NY 10018	Collateral Asset Summary – Loan No. 6 252 West 37th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$41,000,000 54.7% 1.21x 8.1%

252 West 37th Street
252 West 37th Street
New York, NY 10018
GARMENT DISTRICT
MIDTOWN SOUTH
KOREA TOWN
MANHATTAN PLAZA
THEATER ROW EAST
LINCOLN TUNNEL ENTRANCE & EXIT
NEW YORK TIMES HEADQUARTERS
TIMES SQUARE
1515 BROADWAY
ONE BRYANT PARK
GRACE BLDG
500 FIFTH
NEW YORK PUBLIC LIBRARY
BRYANT PARK
E-WALK
HBO
EMPIRE STATE BUILDING
MADISON SQUARE GARDEN
PENN STATION
FASHION INSTITUTE OF TECHNOLOGY
W 42ND STREET
W 34TH STREET
W 23RD STREET
TENTH AVENUE
NINTH AVENUE
EIGHTH AVENUE
SEVENTH AVENUE
BROADWAY
SIXTH AVENUE
FIFTH AVENUE
CARTIFACT
West New York
Union City
Hoboken
Jersey City
New York
MANHATTAN
QUEENS
BROOKLYN
ASTORIA
LONG ISLAND CITY
CHELSEA
MIDTOWN
UPPER WESTSIDE
UPPER EASTSIDE
Central Park
Hudson River
East River

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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12625 Frederick Street Moreno Valley, CA 92553	Collateral Asset Summary – Loan No. 7 Towngate Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,100,000 74.0% 1.40x 9.3%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

12625 Frederick Street Moreno Valley, CA 92553	Collateral Asset Summary – Loan No. 7 Towngate Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,100,000 74.0% 1.40x 9.3%

Mortgage Loan Information
Loan Seller:	GACC
Loan Purpose:	Acquisition
Sponsor:	Marcor, LLC
Borrower:	Brixton-Alto Shopping Center, LLC
Original Balance:	$32,100,000
Cut-off Date Balance:	$32,100,000
% by Initial UPB:	3.0%
Interest Rate:	4.4700%
Payment Date:	6th of each month
First Payment Date:	April 6, 2014
Maturity Date:	March 6, 2019
Amortization:	Interest only for first 36 months; 360 months thereafter
Additional Debt:	None
Call Protection:	L(36), YM2(18), O(6)
Lockbox / Cash Management:	Hard / In Place

Reserves(1)
	Initial	Monthly
Taxes:	$0	$40,360
Insurance:	$0	Springing
Replacement:	$401,000	$3,572
TI/LC:	$145,352	$18,203
Free Rent:	$132,648	$0
Environmental:	$350,000	$0
Lease Sweep:	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$112
Balloon Balance / Sq. Ft.:	$109
Cut-off Date LTV:	74.0%
Balloon LTV:	71.6%
Underwritten NOI DSCR(2):	1.53x
Underwritten NCF DSCR(2):	1.40x
Underwritten NOI Debt Yield:	9.3%
Underwritten NCF Debt Yield:	8.5%
Underwritten NOI Debt Yield at Balloon:	9.6%
Underwritten NCF Debt Yield at Balloon:	8.7%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Anchored Retail
Collateral:	Fee Simple
Location:	Moreno Valley, CA
Year Built / Renovated:	1990 / NAP
Total Sq. Ft.:	285,718
Property Management:	Cassidy Turley Commercial Real Estate Services, Inc.
Underwritten NOI(3):	$2,980,135
Underwritten NCF(3):	$2,718,834
Appraised Value:	$43,400,000
Appraisal Date:	January 24, 2014

Historical NOI(4)
2013 NOI(3):	$2,193,968 (December 31, 2013)
2012 NOI:	$2,064,667 (December 31, 2012)
2011 NOI:	NAV

Historical Occupancy(4)
Most Recent Occupancy:	87.8% (January 31, 2014)
2013 Occupancy:	NAV
2012 Occupancy:	NAV
2011 Occupancy:	NAV
(1)	See “Initial Reserves” and “Ongoing Reserves” herein.
(2)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.05x and 1.87x, respectively.
(3)	Between July 2013 and January 2014, the previous owner signed 49,760 sq. ft. of new leases (approximately 17.4% of net rentable area) adding approximately $1.1 million in annual base rent.
(4)	Historical NOI and Historical Occupancy were not available in connection with the acquisition.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

12625 Frederick Street Moreno Valley, CA 92553	Collateral Asset Summary – Loan No. 7 Towngate Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,100,000 74.0% 1.40x 9.3%

Tenant Summary
	Ratings (Fitch/Moody’s/S&P)(1)	Total Sq. Ft.	% of Total Sq. Ft.	Lease Expiration	Annual UW Base Rent PSF	Sales PSF(2)	Occupancy Cost (% of Sales)(2)
Non-Collateral Shadow Anchor
Burlington Coat Factory(3)	NR/B2/B	77,018	NAP	NAP	NAP	$182	NAP

Anchor Tenant
T.J. Maxx/HomeGoods(3)	NR/A3/A+	51,000	17.8%	8/4/2022	$7.76	$216	6.0%

Major Tenants
Regency Theaters	NR/NR/NR	33,120	11.6%	6/30/2022	$6.34	$280,035(4)	9.4%
Ross Dress for Less	NR/NR/A-	25,200	8.8%	1/31/2020	$11.40	$496	3.3%
Planet Fitness	NR/NR/NR	25,170	8.8%	12/21/2023	$14.50	NAP	NAP
BevMo!	NR/NR/NR	13,166	4.6%	1/31/2024	$15.19	NAP	NAP
Dollar Tree	NR/NR/NR	12,250	4.3%	3/31/2024	$14.00	NAP	NAP
Ulta	NR/NR/NR	9,945	3.5%	9/30/2023	$19.00	NAP	NAP
Subtotal		118,851	41.6%		$11.97

Other In-line Tenants		80,955	28.3%		$27.13	$239	10.3%
Total Occupied Collateral		250,806	87.8%		$14.14

Vacant		34,912	12.2%
Total/Wtd. Avg.		285,718	100.0%

(1)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.
(2)	Sales PSF and Occupancy Cost (% of Sales) provided by the borrower are based on 12 months of sales as of December 31, 2013. Approximately 36.5% of all tenants by sq. ft. report sales.
(3)	Sales figures for Burlington Coat Factory and T.J. Maxx/HomeGoods are based on estimates provided by the borrower.
(4)	Sales for Regency Theaters are shown as sales per screen (eight screens).

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	10	21,425	7.5%	21,425	7.5%	$16.76	10.5%	10.5%
2015	5	13,799	4.8%	35,224	12.3%	$21.92	8.8%	19.3%
2016	6	11,744	4.1%	46,968	16.4%	$19.67	6.7%	26.0%
2017	4	7,086	2.5%	54,054	18.9%	$21.02	4.3%	30.3%
2018	3	10,956	3.8%	65,010	22.8%	$18.01	5.7%	36.1%
2019	2	5926	2.1%	70,936	24.8%	$19.11	3.3%	39.4%
2020	2	31,700	11.1%	102,636	35.9%	$13.82	12.8%	52.2%
2021	0	0	0.0%	102,636	35.9%	$0.00	0.0%	52.2%
2022	2	84120	29.4%	186,756	65.4%	$7.20	17.6%	69.8%
2023	4	38,634	13.5%	225,390	78.9%	$17.20	19.4%	89.2%
2024	2	25,416	8.9%	250,806	87.8%	$14.62	10.8%	100.0%
Thereafter	0	0	0.0%	250,806	87.8%	$0.00	0.0%	100.0%
Vacant	NAP	34,912	12.2%	285,718	100.0%	NAP	NAP
Total / Wtd. Avg.	40	285,718	100.0%			$14.14	100.0%
(1)
Certain tenants have lease termination options, including those related to co-tenancy provisions and sales thresholds, that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

12625 Frederick Street Moreno Valley, CA 92553	Collateral Asset Summary – Loan No. 7 Towngate Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,100,000 74.0% 1.40x 9.3%

The Loan.    The Towngate Center loan (the “Towngate Center Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a 285,718 sq. ft., anchored retail shopping center located at 12625 Frederick Street in Moreno Valley, California (the “Towngate Center Property”) with an original principal balance of $32.1 million. The Towngate Center Loan has a five-year term and amortizes on a 30-year schedule after an initial 36-month interest only period. The Towngate Center Loan accrues interest at a fixed rate equal to 4.4700% and has a cut-off date balance of $32.1 million. Loan proceeds, along with approximately $12.9 million in equity from the sponsor, were used to purchase the Towngate Center Property for $43.0 million, fund reserves of approximately $1.0 million and pay closing costs of approximately $1.0 million. Based on the appraised value of $43.4 million as of January 24, 2014, the cut-off date LTV ratio is 74.0%.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$32,100,000	71.3%	Purchase Price	$43,000,000	95.5%
Sponsor Equity	$12,944,587	28.7%	Reserves	$1,029,000	2.3%
			Closing Costs	$1,015,587	2.3%
Total Sources	$45,044,587	100.0%	Total Uses	$45,044,587	100.0%

The Borrower / Sponsor.    The borrower, Brixton-Alto Shopping Center, LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with one independent director in its organizational structure. The sponsor of the borrower and the nonrecourse carve-out guarantor is Marcor, LLC, a member of Brixton Capital, LP.

Founded in 2012 and headquartered in San Diego, California, Brixton Capital, LP is the private equity investment vehicle for BruttenGlobal, an international family office which owns and manages holdings valued at over $2.5 billion across a variety of industries, including real estate, banking, aviation, media, consumer products and professional sports teams including an interest in the Brooklyn Nets and the Barclays Center.

The Property.    The Towngate Center Property is a 285,718 sq. ft. neighborhood retail center located in Moreno Valley, California. The Towngate Center Property is anchored by Burlington Coat Factory (non-collateral), T.J. Maxx/HomeGoods, Ross Dress for Less, Planet Fitness and Regency Theaters. Constructed in 1990 by the Fritz Duda Company, the Towngate Center Property consists of 17 buildings and was 87.8% occupied by 40 tenants as of January 31, 2014. Only 22.8% of the net rentable area expires during the five-year Towngate Center Loan term. None of the top five tenants’ leases expire during the Towngate Center Loan term, with four of these five expiring at least three years beyond maturity, with a weighted average remaining lease term of 8.9 years.

Twenty-one tenants representing approximately 36.5% of total net rentable area at the Towngate Center Property report sales. According to estimates provided by the borrower, Burlington Coat Factory has 2013 sales of $182 PSF, which was 67.0% higher than Burlington Coat Factory’s national average of $109 PSF as of November 2013. Ross Dress for Less reported 2013 sales of $496 PSF, which was 72.8% higher than Ross Dress for Less’ national average of $287 PSF as of November 2013. Historical sales for tenants at the Towngate Center Property are presented in the subsequent chart.

Historical Sales PSF(1)
	2011	2012	2013	T-12 Nov. 2013 National Average	Occupancy Cost
Burlington Coat Factory (non-collateral)	NAV	NAV	$182	$109	NAP

Regency Theater(2)	$235,913	$255,043	$280,035	NAV	9.4%
Ross Dress for Less	$423	$464	$496	$287	3.3%

In-line Tenants	$225	$237	$239	NAP	10.3%
(1)
Historical Sales information is based on historical operating statements provided by the borrower. Historical Sales information for Burlington Coat Factory are based on estimates provided by the borrower.

(2)	Sales for Regency Theaters are shown as sales per screen (eight screens).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

12625 Frederick Street Moreno Valley, CA 92553	Collateral Asset Summary – Loan No. 7 Towngate Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,100,000 74.0% 1.40x 9.3%

Environmental Matters.    The Phase I environmental report dated February 12, 2014 determined that with the possible exceptions listed below, there is a low likelihood that recognized environmental conditions are present at the Towngate Center Property.

Exxon/Mobil Gas Station
Petroleum hydrocarbons were reportedly present in soil samples collected during a fueling system upgrade at the Site in 2001. The County of Riverside Department of Environmental Health issued a case closure letter in 2002 based on low levels of contamination at the site and the relative confinement of contamination. According to the Phase I environmental report, there is a low likelihood of a vapor intrusion issue for the current site building occupants.

Additionally, it has been confirmed that per the Exxon/Mobil lease, the tenant is solely responsible for and will defend indemnify and hold the landlord and the landlord’s agents free and harmless from all claims, costs and liabilities, including attorneys’ fees and costs, arising out of or connected with its generation, use, handling, storage, transportation or disposal of hazardous materials on the premises and/or adjacent property.

Historical Dry Cleaner
A dry cleaner was reported to have occupied the site from 1990 to 2011. Several Phase II subsurface investigations of this dry cleaner were conducted by seller’s environmental consultant, which identified a release of dry cleaning solvents, perchloroethylene, in both soil and soil vapor.

The release case has been submitted to the Department of Toxic Substances Control for review and possible acceptance into the voluntary cleanup program. At closing, the borrower reserved $350,000 for environmental remediation that will be released upon (i) satisfaction of all remediation requirements (if any) in connection with the dry cleaning space and receipt of a no further action letter from the proper government authority, (ii) delivery of written documentation reasonably acceptable to the lender from the applicable governmental authority confirming no further remediation is necessary or (iii) delivery to the lender of an environmental report prepared by a qualified professional that determines that a significant human health risk does not exist at the dry cleaning space as a result of vapor phase migration of dry cleaning solvents or volatile organic compounds, with “significant meaning a greater than one in one million excess lifetime cancer risk or greater than one hazard quotient, pursuant to the State of California Department of Toxic Substances Control and Environmental Protection Agency guidance.

The Market.    Located approximately 52 miles east of downtown Los Angeles and 42 miles west of Palm Springs, Moreno Valley is the second largest city in Riverside County and is located within the Riverside-San Bernardino core based statistical area (“CBSA”), which is more commonly known as the “Inland Empire.” Encompassing more than 27,000 square miles, the MSA has a population of approximately 4.2 million, making it the 13th most populated CBSA in the United States and third most populated MSA within the state of California.

Given its proximity to Los Angeles and Orange Counties, inexpensive land prices, supply of vacant land and transportation network, Moreno Valley has become a major distribution hub within the Inland Empire. Industrial and logistics employers in Moreno Valley include Skechers, Ross Dress for Less, Walgreens and O’Reilly Automotive, among others. As of year-end 2013, the population within a five-mile radius of the Towngate Center Property was 234,518, which represented an approximately 2.4% increase since 2010. By 2018, the appraiser projects the population will increase approximately 6.8%. The average household income was $76,477 as of year-end 2013 and the appraiser projects average household income will increase approximately 11.6% by 2018.

The Towngate Center Property is located in the Riverside retail submarket within the overall Inland Empire retail market. As of year-end 2013, the Inland Empire retail market had a total of approximately 187.7 million sq. ft. with an overall vacancy rate of 8.7%, a slight decrease over the previous quarter’s rate of 8.8%. The Riverside retail submarket had a total of approximately 34.5 million sq. ft. and had vacancy that was unchanged quarter over quarter, ending 2013 at 7.3%. Average annual asking rents for the Inland Empire retail market and the Riverside retail submarket were $16.08 PSF and $16.32 PSF, respectively. Retail net absorption during the fourth quarter of 2013 was positive 355,662 sq. ft. and positive 21,476 sq. ft. in the Inland Empire retail market and Riverside retail submarket, respectively.

The appraisal concluded an annual market rent for in-line shop space of $15.60 PSF NNN. For in-line spaces with better visibility, the appraisal concluded an annual market rent of $21.00 PSF NNN. For the prime spaces with the best frontage, the appraisal concluded an annual market rent of $28.20 PSF NNN. For anchor space and sub-anchor space, the appraisal concluded annual market rents of $12.00 PSF NNN and $15.00 PSF NNN, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

12625 Frederick Street Moreno Valley, CA 92553	Collateral Asset Summary – Loan No. 7 Towngate Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,100,000 74.0% 1.40x 9.3%

Lease Comparables(1)
Property	Distance from Subject	Tenant	Sq. Ft.	Base Rent (PSF)	Lease Term (yrs)	Reimbursements
Towngate Center Property(2)	NAP	Various	285,718	$14.14	14.7	NNN
Cactus Plaza	1.9 Miles	Confidential	1,350	$18.00	5.0	NNN
Mission Grove Plaza	4.1 Miles	Confidential	1,630	$24.00	5.0	NNN
Orangewood Center	5.6 Miles	Wingstop	2,413	$24.00	10.0	NNN
Arlington Square	8.7 Miles	Chinese Restaurant	1,684	$21.60	5.0	NNN
Arlington Plaza	11.1 Miles	Confidential	900	$21.60	5.0	NNN
(1)	Source: Appraisal
(2)	Based on a rent roll dated January 31, 2014.

Cash Flow Analysis.

Cash Flow Analysis
	2012	2013(3)	U/W(3)	U/W PSF
Base Rent(1)	$2,729,970	$2,831,866	$3,475,392	$12.16
Value of Vacant Space	0	0	684,837	2.40
Gross Potential Rent	$2,729,970	$2,831,866	$4,160,229	$14.56
Total Recoveries	685,316	682,310	1,040,447	3.64
Total Other Income	12,925	81,138	76,589	0.27
Less: Vacancy(2)	0	0	(684,837)	(2.40)
Effective Gross Income	$3,428,210	$3,595,313	$4,592,428	$16.07
Total Operating Expenses	1,363,543	1,401,345	1,612,293	5.64
Net Operating Income	$2,064,667	$2,193,968	$2,980,135	$10.43
TI/LC	0	0	218,435	0.76
Capital Expenditures	0	0	42,866	0.15
Net Cash Flow	$2,064,667	$2,193,968	$2,718,834	$9.52

(1)	U/W Base Rent includes $43,553 in contractual step rent through February 2015.
(2)	U/W Vacancy represents 13.0% of gross income and is based on in-place economic vacancy.
(3)	Between July 2013 and January 2014, the previous owner signed 49,760 sq. ft. of new leases (approximately 17.4% of net rentable area) adding approximately $1.1 million in annual base rent.

Property Management.    The Towngate Center Property is managed by Cassidy Turley Commercial Real Estate Services, Inc.

Lockbox / Cash Management.    The Towngate Center Loan is structured with a hard lockbox and in place cash management. The borrower was required to send tenant direction letters to all tenants instructing them to deposit all rents and other payments into the lockbox account controlled by the lender. All funds in the lockbox account are swept daily to a cash management account under control of the lender and disbursed during each interest period of the loan term in accordance with the Towngate Center Loan documents.

Additionally, all excess cash will be swept into a lender controlled account (or lease sweep reserve account controlled by lender, as applicable) upon (i) an event of default, (ii) if the debt service coverage ratio as determined pursuant to the Towngate Center Loan documents falls below 1.15x as of the last day of any calendar quarter and (iii) the occurrence of a Lease Sweep Period (as defined herein), until such time as (a) with respect to clause (i), the event of default has been cured, (b) with respect to clause (ii), the debt service coverage ratio is at least 1.20x for two consecutive calendar quarters and (c) with respect to clause (iii), the Lease Sweep Period is no longer continuing.

A “Lease Sweep Period” will commence on the first monthly payment date following the occurrence of any of the following (i) the date that a Lease Sweep Lease (as defined herein) or any material portion thereof is surrendered, cancelled or terminated prior to its then current expiration date or receipt of notice from the related tenant of its intent to do so, (ii) the date on which Lease Sweep Tenant (as defined herein) discontinues its business (i.e., “goes dark”) at the Lease Sweep Space, (iii) a material monetary default under a Lease Sweep Lease by tenant that continues beyond any applicable notice or cure period or (iv) the occurrence of a bankruptcy proceeding of a Lease Sweep Tenant, and will end upon the first to occur of the following (a) with respect to clause (i) or (ii), the entirety of the Lease Sweep Space is leased pursuant to one or more qualified leases and sufficient funds have been accumulated in the lease sweep account to cover all anticipated leasing expenses, free rent periods and/or rent abatement periods set forth in such leases, (b) with respect to clause (iii), the date on which the related tenant default has been cured and no other default occurs for a period of three

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

12625 Frederick Street Moreno Valley, CA 92553	Collateral Asset Summary – Loan No. 7 Towngate Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,100,000 74.0% 1.40x 9.3%

consecutive months following such cure; (d) with respect to clause (iv), such insolvency proceeding has terminated and the Lease Sweep Lease is in full force and effect or the Lease Sweep Lease has been affirmed, assumed or assigned in a manner reasonably satisfactory to the lender or (e) with respect to clauses (i-iv), the date on which funds in the lease sweep reserve account reach $25 PSF of the Lease Sweep Space for the applicable Lease Sweep Lease, all as described more fully in the Towngate Center Loan documents.  Funds deposited in the lease sweep reserve account are available for disbursement for leasing expenses for the Lease Sweep Space in accordance with the Towngate Center Loan documents.

The “Lease Sweep Lease” means the TJ Maxx/HomeGoods lease or any replacement lease covering 51,000 square feet or more of the space demised under the TJ Maxx/HomeGoods lease, and the tenant under such lease, a “Lease Sweep Tenant”. “Lease Sweep Space” means the space demised under the Lease Sweep Lease.

Initial Reserves.    At closing, the borrower deposited (i) $401,000 into a replacement reserve account for certain specified capital improvements described in the loan documents (with any excess reserve amount allocated to any specified capital item to be disbursed to the borrower upon completion of such item), (ii) $145,352 into a TI/LC reserve account for certain specified outstanding tenant improvements described in the loan documents (with any excess reserve amount allocated to any specified tenant improvement item to be disbursed to the borrower upon completion of such item), (iii) $132,648 into a free rent reserve account for four months of free rent and recoverable for Planet Fitness (which shall be disbursed into the lockbox account on a monthly basis) and (iv) $350,000 into an environmental reserve account for possible remediation related to a former dry cleaning space at the Towngate Center Property.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $40,360, into a tax reserve account, (ii) $3,572 into a replacement reserve account and (iii) $18,203 into a TI/LC reserve account. The borrower will also be required to deposit 1/12 of the annual insurance premiums into the insurance reserve on a monthly basis if a blanket insurance policy is no longer in place.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

Adjacent Parcel Acquisition.    The borrower has certain rights to purchase and rights of refusal and certain rights to lease related to a parcel adjacent to the Towngate Center Property currently owned by a third party and commonly known as the “Mervyn’s Parcel”, which rights, if exercised by the borrower, are required to be exercised in accordance with provisions of the Towngate Center Loan documents, including: (i) conveyance of such adjacent parcel to the borrower, (ii) written confirmation from the rating agencies to the effect that the purchase of the adjacent parcel will not result in a withdrawal, qualification or downgrade of the respective ratings in effect immediately prior to such purchase for the certificates that are then outstanding and (iii) amendment of the related mortgage and other loan documents to add such adjacent parcel as additional security for the Towngate Center Loan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

12625 Frederick Street Moreno Valley, CA 92553	Collateral Asset Summary – Loan No. 7 Towngate Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,100,000 74.0% 1.40x 9.3%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

12625 Frederick Street Moreno Valley, CA 92553	Collateral Asset Summary – Loan No. 7 Towngate Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,100,000 74.0% 1.40x 9.3%

Towngate Center
12625 Frederick Street
Moreno Valley, CA 92553
San Bernardino
Colton
Bloomington
Arrowhead Regional Medical Center
Citrus Plaza
San Bernardino Fwy
Loma Linda University
Loma Linda
Redlands
ESRI Headquarters
Grand Terrace
Riverside Fwy
Riverside
Riverside City College
Riverside Plaza
University of California-Riverside
Sycamore Canyon
Canyon Crest
Alessandro Heights
Mission Grove
Moreno Valley Mall
Moreno Valley
Riverside County Regional Medical Center
Kaiser Moreno Valley Community Hospital
March Air Reserve Base
Lake Perris
Los Angeles
Pacific Ocean
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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 3301-3351 El Camino Real

 Atherton, CA 94027

 Collateral Asset Summary – Loan No. 8

 Atherton Square

 Cut-off Date Balance:

 Cut-off Date LTV:

 U/W NCF DSCR:

 U/W NOI Debt Yield:

 $31,250,000

 55.8%

 2.04x

 9.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

 3301-3351 El Camino Real

 Atherton, CA 94027

 Collateral Asset Summary – Loan No. 8

 Atherton Square

 Cut-off Date Balance:

 Cut-off Date LTV:

 U/W NCF DSCR:

 U/W NOI Debt Yield:

 $31,250,000

 55.8%

 2.04x

 9.7%

 Mortgage Loan Information

 Loan Seller:

 CCRE

 Loan Purpose:

 Refinance

 Sponsor:

 Stephen P. Diamond

 Borrowers:

 Atherton Rose LLC; Atherton

Northridge LLC; Atherton Chatelaine

LLC

 Original Balance:

 $31,250,000

 Cut-off Date Balance:

 $31,250,000

 % by Initial UPB:

 2.9%

 Interest Rate:

 4.5585%

 Payment Date:

 6th of each month

 First Payment Date:

 April 6, 2014

 Maturity Date:

 March 6, 2024

 Amortization:

 Interest only

 Additional Debt:

 None

 Call Protection:

 L(25), D(91), O(4)

 Lockbox / Cash Management:

 Hard / Springing

 Reserves(1)

 Initial

 Monthly

 Taxes:

 $0

 Springing

 Insurance:

 $0

 Springing

 Replacement:

 $0

 Springing

 TI/LC:

 $87,381

 Springing

 Financial Information

 Cut-off Date Balance / Sq. Ft.:

 $635

 Balloon Balance / Sq. Ft.:

 $635

 Cut-off Date LTV:

 55.8%

 Balloon LTV:

 55.8%

 Underwritten NOI DSCR(2):

 2.09x

 Underwritten NCF DSCR(2):

 2.04x

 Underwritten NOI Debt Yield:

 9.7%

 Underwritten NCF Debt Yield:

 9.4%

 Underwritten NOI Debt Yield at Balloon:

 9.7%

 Underwritten NCF Debt Yield at Balloon:

 9.4%

 Property Information

 Single Asset / Portfolio:

 Single Asset

 Property Type:

 Medical Office

 Collateral:

 Fee Simple

 Location:

 Atherton, CA

 Year Built / Renovated:

 1986 / 2013

 Total Sq. Ft.:

 49,206

 Property Management:

 Diamond Investment Properties, Inc.

 Underwritten NOI(3):

 $3,021,102

 Underwritten NCF(3):

 $2,949,754

 Appraised Value:

 $56,000,000

 Appraisal Date:

 January 16, 2014

 Historical NOI

 2013 NOI(3):

 $2,584,127 (December 31, 2013)

 2012 NOI:

 $2,003,633 (December 31, 2012)

 2011 NOI:

 $1,973,302 (December 31, 2011)

 2010 NOI:

 $2,018,920 (December 31, 2010)

 Historical Occupancy

 Most Recent Occupancy(4):

 91.0% (January 1, 2014)

 2012 Occupancy:

 80.0% (December 31, 2012)

 2011 Occupancy:

 88.0% (December 31, 2011)

 2010 Occupancy:

 88.0% (December 31, 2010)

 (1)

 See “Initial Reserves” and “Ongoing Reserves” herein.

 (2)

 Based on interest only payments. Based on 30-year amortizing equivalent debt service payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.58x and 1.54x, respectively.

 (3)

The increase in NOI from 2013 to Underwritten is primarily due to contractual rent steps through January 2015, as well as the rent averaging of the largest tenant, Gardner Family Clinic (an affiliate of Stanford Medical Center), through the term of the loan.

 (4)

The increase from 2012 Occupancy to 2013 Occupancy was primarily due to Gardner Family Clinic (an affiliate of Stanford Medical Center), the largest tenant at the Atherton Square Property signing a lease for 10,027 sq. ft. of space commencing January 1, 2013, and subsequently signing an amendment to that lease for an additional 1,731 sq. ft. of space commencing July 1, 2013, totaling 23.9% of the net rentable area at the Atherton Square Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

 3301-3351 El Camino Real

 Atherton, CA 94027

 Collateral Asset Summary – Loan No. 8

 Atherton Square

 Cut-off Date Balance:

 Cut-off Date LTV:

 U/W NCF DSCR:

 U/W NOI Debt Yield:

 $31,250,000

 55.8%

 2.04x

 9.7%

 Tenant Summary

 Tenant

 Ratings

 (Fitch/Moody’s/S&P)

 Net Rentable

 Area (Sq. Ft.)

 % of Net

 Rentable Area

 Annual

 U/W Base

 Rent PSF

 % of Total

 U/W Base Rent

 Lease

 Expiration

 Gardner Family Clinic(1)

 NR/NR/NR

 11,758

 23.9%

 $74.74

 29.0%

 12/31/2027

 California Advanced Imaging(2)

 NR/NR/NR

 5,637

 11.5%

 $65.72

 12.2%

 6/30/2022

 Pacific Endoscopy Center(3)

 NR/NR/NR

 4,921

 10.0%

 $64.89

 10.6%

 4/30/2023

 Dr. Jane Weston MD(4)

 NR/NR/NR

 3,795

 7.7%

 $68.06

 8.5%

 5/31/2018

 Dr. Steven Struck MD(5)

 NR/NR/NR

 2,961

 6.0%

 $59.49

 5.8%

 7/31/2019

 Total Major Tenants

 29,072

 59.1%

  $68.90

 66.2%

 Remaining Tenants

 15,696

 31.9%

  $65.15

 33.8%

 Total Occupied Collateral

 44,768

 91.0%

 $67.58

 100.0%

 Vacant

 4,438

 9.0%

 Total

 49,206

 100.0%

 (1)

 Gardner Family Clinic has two consecutive 7-year extension options.

 (2)

 California Advanced Imaging has one 10-year extension option.

 (3)

 Pacific Endoscopy Center has two consecutive 7-year extension options.

 (4)

 Dr. Jane Weston MD has two consecutive 5-year extension options.

 (5)

 Dr. Steven Struck MD has two consecutive 5-year extension options.

 Lease Rollover Schedule(1)

 Year

 # of

 Leases

 Expiring

 Total

 Expiring

 Sq. Ft.

 % of Total Sq.

 Ft. Expiring

 Cumulative

 Sq. Ft.

 Expiring

 Cumulative % of

 Sq. Ft. Expiring

 Annual

 U/W Base

 Rent PSF

 % U/W
Base Rent
Rolling

 Cumulative %
of U/W

 Base Rent

 MTM

 0

 0

 0.0%

 0

 0.0%

 $0.00

 0.0%

 0.0%

 2014

 0

 0

 0.0%

 0

 0.0%

 $0.00

 0.0%

 0.0%

 2015

 0

 0

 0.0%

 0

 0.0%

 $0.00

 0.0%

 0.0%

 2016

 0

 0

 0.0%

 0

 0.0%

 $0.00

 0.0%

 0.0%

 2017

 3

 5,753

 11.7%

 5,753

 11.7%

 $62.35

 11.9%

 11.9%

  2018

 2

 6,390

 13.0%

 12,143

 24.7%

 $69.97

 14.8%

  26.6%

  2019

 2

 5,705

 11.6%

 17,848

 36.3%

 $60.99

 11.5%

  38.1%

  2020

 0

 0

 0.0%

 17,848

 36.3%

 $0.00

 0.0%

 38.1%

 2021

 0

 0

 0.0%

 17,848

 36.3%

 $0.00

 0.0%

  38.1%

 2022

 2

 7,517

 15.3%

 25,365

 51.5%

 $64.09

 15.9%

 54.1%

 2023

 1

 4,921

 10.0%

 30,286

 61.5%

 $64.89

 10.6%

  64.6%

 2024

 1

 1,120

 2.3%

 31,406

 63.8%

 $77.60

 2.9%

  67.5%

 Thereafter

 2

 13,362

 27.2%

 44,768

 91.0%

 $73.64

 32.5%

 100.0%

 Vacant

 NAP

 4,438

 9.0%

 49,206

 100.0%

 NAP

 NAP

 Total / Wtd. Avg.

 13

 49,206

 100.0%

 $67.58

 100.0%

 (1)

 Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease that are not considered in the lease rollover schedule.

The Loan. The Atherton Square loan (the “Atherton Square Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a Class A medical office building totaling 49,206 sq. ft. located in Atherton, California (the “Atherton Square Property”) with an original principal balance of $31.25 million. The Atherton Square Loan has a 10-year term and interest only payments for the term of the loan. The Atherton Square Loan accrues interest at a fixed rate equal to 4.5585% and has a cut-off date balance of $31.25 million. Loan proceeds were used to retire existing debt of approximately $14.6 million, fund upfront reserves, pay closing costs and return equity of approximately $16.3 million to the borrower. Based on the appraised value of $56.0 million as of January 16, 2014, the cut-off date LTV ratio is 55.8% with remaining implied equity of $24.75 million. The most recent prior financing of the Atherton Square Property was not included in a securitization.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

 3301-3351 El Camino Real

 Atherton, CA 94027

 Collateral Asset Summary – Loan No. 8

 Atherton Square

 Cut-off Date Balance:

 Cut-off Date LTV:

 U/W NCF DSCR:

 U/W NOI Debt Yield:

 $31,250,000

 55.8%

 2.04x

 9.7%

 Sources and Uses(1)

 Sources

 Proceeds

 % of Total

 Uses

 Proceeds

 % of Total

 Loan Amount

 $31,250,000

 100.0%

 Loan Payoff

 $14,635,909

 46.8%

 Reserves

 $87,381

 0.3%

 Closing Costs

 $245,060

 0.8%

 Return of Equity

 $16,281,650

 52.1%

 Total Sources

 $31,250,000

 100.0%

 Total Uses

 $31,250,000

 100.0%

 (1)

 The sponsor acquired the Atherton Square Property in 2006 and has a total cost basis of $30.8 million at the Atherton Square Property.

The Borrower / Sponsor. The borrowers, Atherton Rose LLC and Atherton Northridge LLC as tenants-in-common and Atherton Chatelaine LLC and Atherton Rose LLC, as tenant-in-common are each a single purpose Delaware limited liability company structured to be bankruptcy-remote, each with one independent director in its organizational structure. The sponsor of the borrowers and non-recourse carve-out guarantor is Stephen P. Diamond.

Stephen P. Diamond is the principal and founder of Diamond Investment Properties, an owner, operator, and developer of real estate properties including multi-tenant high-rise and suburban office buildings, luxury multi-family properties and development projects. Current holdings include four properties in the San Francisco Bay area totaling approximately 800,000 sq. ft. (including the Atherton Square Property). Stephen P. Diamond is a private medical practitioner based in Atherton who received his undergraduate and medical education from Tulane University and Stanford University, respectively. Dr. Diamond has over 30 years of real estate investment and operational experience.

The Property. The Atherton Square Property is located in Atherton, California along El Camino Real which runs from San Francisco south to the California border, approximately three miles from U.S. Highway 101. Constructed in 1986 and renovated in 2013, the Atherton Square Property consists of a low-rise medical office building totaling 49,206 sq. ft. and as of January 1, 2014 was 91.0% leased to 13 tenants. Due to zoning restrictions in the city of Atherton, the Atherton Square Property is the only office building in the entire city. Parking is provided by one shared subterranean parking garage, as well as covered ground floor parking (190 total spaces). All of the tenants at the Atherton Square Property are medical related tenants.

The borrower acquired the Atherton Square Property in 2006 for approximately $24.7 million and subsequently has invested over $6.1 million dollars ($125 PSF) in capital improvements and tenanting costs. The renovations included upgrades to common areas as well as the build outs for the individual office spaces for the medical focused tenancy. In addition to the money invested by the sponsor, the tenants at the Atherton Square Property have invested approximately $6.5 million ($132 PSF) to build out and upgrade their individual spaces.

Environmental Matters. The Phase I environmental report dated February 28, 2014 recommended the development and implementation of an asbestos operation and maintenance plan at the Atherton Square Property, which is currently in place.

Major Tenants.

Gardner Family Clinic (11,758 sq. ft.; 23.9% of NRA; 29.0% of U/W Base Rent) In November 2012, the Lucile Packard Children’s Hospital, a subsidiary of Stanford Medical Center, partnered with the Gardner Family Health Network, one of the leading community health clinics in the San Francisco Bay Area to create the Gardner Family Clinic. All patients of the Lucile Packard Children’s Hospital become part of the Gardner Family Health Network and receive care from Packard Children’s Hospital doctors and have access to Packard Children’s specialty services at the Atherton Square Property. The Gardner Family Clinic benefits from being within 3 miles from the Stanford Medical Center.

Gardner Family Clinic signed two separate 15 year leases in 2013. At the Atherton Square Property, Gardner Family Clinic operates a general pediatric outpatient practice. The Gardner Family Clinic serves more than 55,000 patients throughout their various facilities annually, with services including Pediatrics, Internal Medicine, Optometry and Optical, Dental and Mental Health Counseling.

California Advanced Imaging (5,637 sq. ft.; 11.5% of NRA; 12.2% of U/W Base Rent) California Advanced Imaging is the largest private radiology group in the San Francisco region with 68 radiologists in 11 hospitals throughout the region. The radiologists have expertise in all areas of imaging and all of the facilities in which they practice are accredited by the American College of Radiology. California Advanced Imaging has been at the Atherton Square Property since 2002.

Pacific Endoscopy Center (4,921 sq. ft.; 10.0% of NRA; 10.6% of U/W Base Rent) Pacific Endoscopy Center is a state of the art endoscopy center with up to date technologies including patient monitoring equipment, high definition colonoscopies and monitors, and an automated equipment disinfection system. Pacific Endoscopy Center has been at the Atherton Square Property since 2003.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

 3301-3351 El Camino Real

 Atherton, CA 94027

 Collateral Asset Summary – Loan No. 8

 Atherton Square

 Cut-off Date Balance:

 Cut-off Date LTV:

 U/W NCF DSCR:

 U/W NOI Debt Yield:

 $31,250,000

 55.8%

 2.04x

 9.7%

The Market. The Atherton Square Property is located in San Mateo County in the Silicon Valley submarket of Atherton, California. The Atherton Square Property is bordered by Menlo Park and Palo Alto to the south and Redwood City to the north and is 15 miles north of San Jose and 30 miles south of San Francisco. The Atherton Square Property is a medical office building which benefits from being located within five miles of the Stanford University Medical Center, Lucile Packard Children’s Hospital and Sequoia Hospital. Due to zoning restrictions in the city of Atherton, the Atherton Square Property is the only office building in the entire city with all of its tenants being medical focused.

The Stanford University Medical Center is one of the country’s leading academic medical campuses, and is in the process of an over $5.0 billion renewal and expansion project which commenced in May of 2013. Located within Palo Alto, and only three miles south of the Atherton Square Property, the 2.4 million sq. ft. Stanford University Medical Center is comprised of two hospitals, the Stanford Hospital and Clinics and the Lucille Packard Children’s Hospital. In total, the renewal and expansion project will increase Stanford University Medical Center’s total foot print by nearly 1.3 million sq. ft.

Atherton, California is the third most affluent city in the nation according to Forbes Magazine’s October 2013 Rankings, with a median home price of $4.9 million. As of 2013, within a three mile radius, the population was 139,125 with an average household income of $134,705.

Based on an analysis of six comparable properties, the appraiser concluded a net market rental rate for the Atherton Square Property of $66.00 PSF, which is 3.2% above the in-place rent. Also, based on a review of 13 medical office properties located within a five-mile radius of the Atherton Square Property, average vacancy as of 4Q 2013 was 1.0%.

 Competitive Set(1)

 Property Name

 City, State

 Miles

 Stories

 Total
NRA (Sq.
Ft.)

 Asking Rent PSF

 Lease Type

 Atherton Square Property

 Atherton, CA

 NAP

  2

 49,206

 $66.00

 Net

 1950 University Avenue

 Palo Alto, CA

 3.6

 10

 164,843

 $63.60

 Net

 1706 El Camino Real

 Menlo Park, CA

 0.9

 2

 5,416

 $64.20

 Net

 Thoits Brothers Building

 Palo Alto, CA

 3.9

 5

 40,700

 $81.72

 Net

 University Circle

 East Palo Alto, CA

 3.6

 2

 142,872

 $61.80

 Net

 Quadras

 Menlo Park, CA

 3.0

 3

 150,000

 $105.12

 Net

 955 Alma Street

 Palo Alto, CA

 3.3

 2

 6,381

 $51.00

 Net

 Total / Wtd. Avg.(2)

 559,418

 $76.60

 (1)      Source: Appraisal

(2) Total / Wtd. Avg. does not include the Atherton Square Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

 3301-3351 El Camino Real

 Atherton, CA 94027

 Collateral Asset Summary – Loan No. 8

 Atherton Square

 Cut-off Date Balance:

 Cut-off Date LTV:

 U/W NCF DSCR:

 U/W NOI Debt Yield:

 $31,250,000

 55.8%

 2.04x

 9.7%

Cash Flow Analysis.

 Cash Flow Analysis

 2010

 2011

 2012

 12/31/2013

 U/W(1)

 U/W PSF

 Base Rent(2)

 $2,184,649

 $2,083,937

 $2,176,758

 $2,615,124

 $2,957,729

 $60.11

 Value of Vacant Space

 0

 0

 0

 0

 348,307

 7.08

 Gross Potential Rent

 $2,184,649

 $2,083,937

 $2,176,758

 $2,615,124

 $3,306,036

 $67.19

 Total Recoveries

 563,495

 619,391

 557,626

 708,760

 846,720

 17.21

 Total Other Income(3)

 0

 0

 0

 0

 34,563

 0.70

 Less: Vacancy(4)

 0

 0

 0

 0

 (348,307)

 (7.08)

 Effective Gross Income

 $2,748,144

 $2,703,328

 $2,734,384

 $3,323,883

 $3,839,012

 $78.02

 Total Operating Expenses

 729,225

 730,027

 730,751

 739,756

 817,910

 16.62

 Net Operating Income

 $2,018,920

 $1,973,302

 $2,003,633

 $2,584,127

 $3,021,102

 $61.40

 TI/LC

 $61,508

 $61,508

 $61,508

 $61,508

 61,508

 1.25

 Capital Expenditures

 $9,841

 $9,841

 $9,841

 $9,841

 9,841

 0.20

 Net Cash Flow

 $1,947,571

 $1,901,953

 $1,932,284

 $2,512,778

 $2,949,754

 $59.95

 (1)

The increase in NOI from 2013 to Underwritten is primarily due to contractual rent steps through January 2015, as well as the rent averaging of the largest tenant, Gardner Family Clinic (an affiliate of Stanford Medical Center), through the term of the loan. Gardner Family Clinic signed a lease for 10,027 sq. ft. of space commencing January 1, 2013, and subsequently signed an amendment to that lease for an additional 1,731 sq. ft. of space commencing July 1, 2013, totaling 23.9% of the net rentable area at the Atherton Square Property.

 (2)

U/W Base Rent per January 2014 rent roll and includes $95,469 of contractual rent steps as well as the straight line average for the lease term for Gardner Family Clinic which resulted in an additional $88,839 of rent.

 (3)

 Total Other Income consists of income from a new Metro PCS cell tower lease.

 (4)

 U/W Vacancy is based on 8.5% in place economic vacancy, which is in line with the competitive set average. The Atherton Square Property is currently 91.0% physically occupied.

Property Management. The Atherton Square Property is managed by Diamond Investment Properties, Inc. an affiliate of the borrower.

Lockbox / Cash Management. The Atherton Square Loan is structured with a hard lockbox and springing cash management.

In place cash management is required upon (i) an event of default, (ii) bankruptcy action of the borrower, the sponsor, or the property manager or (iii) failure by the borrower to maintain a debt service coverage ratio of greater than or equal to 1.20x for two consecutive calendar quarters. In addition, an excess cash flow sweep will be triggered upon (i) an event of default or (ii) failure by the borrower to maintain a debt service coverage ratio of greater than or equal to 1.15x for any calendar quarter.

Initial Reserves. At closing, the borrower deposited $87,381 into a TI/LC reserve account.

Ongoing Reserves. During an event of default, the borrower will be required to deposit (i) $830 into a replacement reserve account, (ii) 1/12 of the estimated annual real estate taxes into the tax reserve account if an event of default has occurred and (iii) 1/12 of the annual insurance premiums into the insurance reserve account. In addition, at any time if the borrower fails to maintain a DSCR 1.30x (amortizing) for any calendar quarter, the borrower will be required to deposit $5,130 into a TI/LC reserve account.

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

 3301-3351 El Camino Real

 Atherton, CA 94027

 Collateral Asset Summary – Loan No. 8

 Atherton Square

 Cut-off Date Balance:

 Cut-off Date LTV:

 U/W NCF DSCR:

 U/W NOI Debt Yield:

 $31,250,000

 55.8%

 2.04x

 9.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3301-3351 El Camino Real Atherton, CA 94027	Collateral Asset Summary – Loan No. 8 Atherton Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,250,000 55.8% 2.04x 9.7%

CARTIFACT
San Francisco Bay
San Mateo
Foster City
Bridgepointe
Hillsdale
Hillsdale Shopping Center
San Mateo Medical Center
Notre Dame De Namur University
Belmont
San Carlos Airport
San Carlos
Redwood City
Sequoia Hospital
Atherton Square
3301-3351 El Camino Real
Atherton, CA 94027
Atherton
Menlo Park
East Palo Alto
Palo Alto Airport of Santa Clara County
Downtown Palo Alto
Stanford Shopping Center
Lucile Packard Children's Hospital
Stanford Hospital
Stanford Stadium
Stanford University
Palo Alto
Canada College
Woodside
Sharon Heights Shopping Center
Va Palo Alto Health Care System
Mountain View
Portola Valley
Los Altos Hills
Los Altos
Foothill College
Baysmore Fwy
El Camino Real
Richmond
Concord
Walnut Creek
Berkeley
Oakland
San Francisco
Alameda
Daly City
San Leandro
Livermore
Hayward
Union City
San Mateo
Montara
Fremont
Redwood City
Palo Alto
Milpitas
Mountain View
Santa Clara
San Jose
Cupertino
Pacific Ocean

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1985 East Grand Avenue El Segundo, CA 90245	Collateral Asset Summary – Loan No. 9 DoubleTree LAX	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,968,600 71.7% 1.58x 11.6%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1985 East Grand Avenue El Segundo, CA 90245	Collateral Asset Summary – Loan No. 9 DoubleTree LAX	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,968,600 71.7% 1.58x 11.6%

Mortgage Loan Information
Loan Seller:	Bancorp
Loan Purpose:	Acquisition
Sponsor:	Bhavesh Patel
Borrower:	El Segundo - Arep III Associates, LLC
Original Balance:	$29,000,000
Cut-off Date Balance:	$28,968,600
% by Initial UPB:	2.7%
Interest Rate:	4.9200%
Payment Date:	5th of each month
First Payment Date:	April 5, 2014
Maturity Date:	March 5, 2024
Amortization:	360 Months
Additional Debt(1):	Future Mezzanine Debt Permitted
Call Protection:	L(25), D(91), O(4)
Lockbox / Cash Management:	Springing Hard / Springing

Reserves(2)
	Initial	Monthly
Taxes:	$34,963	$34,963
Insurance:	$8,839	$8,839
FF&E:	$34,826	1/12 of 4% of gross revenue
Required Repairs:	$77,000	NAP
PIP Reserve:	$2,944,880	$0

Financial Information
Cut-off Date Balance / Room:	$134,738
Balloon Balance / Room:	$110,628
Cut-off Date LTV:	71.7%
Balloon LTV:	58.9%
Underwritten NOI DSCR:	1.81x
Underwritten NCF DSCR:	1.58x
Underwritten NOI Debt Yield:	11.6%
Underwritten NCF Debt Yield:	10.1%
Underwritten NOI Debt Yield at Balloon:	14.1%
Underwritten NCF Debt Yield at Balloon:	12.3%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Full Service Hospitality
Collateral:	Fee Simple
Location:	El Segundo, CA
Year Built / Renovated:	1987 / NAP
Rooms:	215
Property Management:	Evolution Hospitality, LLC
Underwritten NOI:	$3,351,969
Underwritten NCF:	$2,934,058
“As-is” Appraised Value:	$40,400,000
“As-is” Appraisal Date:	January 16, 2014
“As Stabilized” Appraised Value(3):	$44,900,000
“As Stabilized” Appraisal Date(3):	March 16, 2016
Historical NOI
2013 NOI:	$3,215,282 (December 31, 2013)
2012 NOI:	$3,219,487 (December 31, 2012)
2011 NOI:	$2,938,613 (December 31, 2011)
Historical Occupancy
2013 Occupancy:	88.6% (December 31, 2013)
2012 Occupancy:	88.8% (December 31, 2012)
2011 Occupancy:	86.7% (December 31, 2011)
(1)	See “Future Mezzanine or Subordinate Indebtedness Permitted” herein.
(2)	See “Initial Reserves” and “Ongoing Reserves” herein.
(3)	The “As Stabilized” LTV is 64.5% based on achieving a stabilized occupancy of 86.0% and ADR of $143.31.

Historical Occupancy, ADR, RevPAR(1)
	DoubleTree LAX Property(2)			Competitive Set			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2010	82.2%	$105.43	$86.64	79.4%	$122.06	$96.90	103.5%	86.4%	89.4%
2011	86.7%	$114.88	$99.60	84.5%	$126.63	$107.01	102.6%	90.7%	93.1%
2012	88.8%	$124.24	$110.33	82.9%	$134.18	$111.20	107.2%	92.6%	99.2%
2013	88.6%	$130.01	$115.15	84.1%	$137.05	$115.29	105.3%	94.9%	99.9%
(1)	Source: Hospitality research report and appraisal.
(2)	Source: Historical property operating statements.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1985 East Grand Avenue El Segundo, CA 90245	Collateral Asset Summary – Loan No. 9 DoubleTree LAX	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,968,600 71.7% 1.58x 11.6%

Primary Competitive Set(1)
Property	# of Rooms	Year Opened	Meeting Space (Sq. Ft.)	2013 Occupancy	2013 ADR	2013 RevPAR
DoubleTree LAX Property(2)	215	1987	4,000	89%	$130.01	$115.15
Hilton Garden Inn LAX El Segundo	162	2000	1,928	88%	$138.00	$121.44
Residence Inn LAX El Segundo	150	2000	913	85%	$130.00	$110.50
Hyatt Place LAX El Segundo	143	2012	400	80%	$128.00	$102.40
Embassy Suites LAX South	349	1984	9,465	81%	$136.00	$110.16
Courtyard LAX El Segundo	134	1987	1,330	83%	$135.00	$112.05
The Belamar Hotel Manhattan-Beach	127	1962	7,095	87%	$126.00	$109.62
(1)	Source: Hospitality research report and appraisal.
(2)	Source: Historical property operating statements.

The Loan.    The DoubleTree LAX loan (the “DoubleTree LAX Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in the 215-room full service hotel located at 1985 East Grand Avenue in El Segundo, California (the “DoubleTree LAX Property”) with an original principal balance of $29.0 million. The DoubleTree LAX Loan has a 10-year term and amortizes on a 30-year schedule. The DoubleTree LAX Loan accrues interest at a fixed rate equal to 4.9200% and has a cut-off date balance of $29.0 million. Loan proceeds along with $10.8 million equity from the borrower were used to acquire the DoubleTree LAX Property for approximately $33.1 million, pay defeasance costs of approximately $2.4 million, fund an upfront PIP reserve of approximately $2.9 million, reserves of $155,628 and pay closing costs.  Based on the “As-is” appraised value of $40.4 million as of January 16, 2014, the cut-off date LTV ratio is 71.7% and the remaining implied equity is $11.4 million.  Based on the “As Stabilized” appraised value of $44.9 million as of March 16, 2016, the “As Stabilized” LTV ratio is 64.5%.  The most recent financing of the DoubleTree LAX Property was included in the JPMCC 2006-LDP6 transaction.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$29,000,000	72.8%	Acquisition Cost	$33,107,152	83.1%
Sponsor Equity	$10,837,905	27.2%	Reserves	$155,628	0.4%
			Closing Costs	$1,270,728	3.2%
			PIP Reserve	$2,944,880	7.4%
			Defeasance	$2,359,518	5.9%
Total Sources	$39,837,905	100.0%	Total Uses	$39,837,905	100.0%

The Borrower / Sponsor.    The borrower, El Segundo - Arep III Associates, LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with one independent director in its organizational structure.  The sponsor of the borrower and the nonrecourse carve-out guarantor is Bhavesh Patel, a Principal of Evolution Hospitality, LLC (“Evolution”).

El Segundo - AREP III Associates, LLC, is a single member joint venture between Argosy Real Estate (“Argosy”) and Evolution. Argosy (a division of Argosy Capital, founded in 1990) is a fund manager which specializes in opportunistic real estate investments. Through joint venture structures, Argosy partners with operating partners possessing local market knowledge and a demonstrated track record of success. Argosy currently has in excess of $175 million of equity capital under management and has invested in more than $800 million of real estate assets, serving institutional investors, family offices, and high net-worth individuals. Argosy’s target property types include multi-family (29%), lodging (17%), commercial (29%), and for-sale residential (25%).  Argosy has offices located on the East Coast, West Coast, and Central/Mountain Area.

Evolution is a hospitality management company formed in 2011. As members of the management division for Tarsadia Hotels, Evolution’s management team exclusively managed Tarsadia Hotel’s clients’ hotel assets for over three decades. Evolution launched as a hospitality investment and management firm available to real estate holding companies, in addition to continuing their relationship with Tarsadia. Led by President John Murphy, a 25-year hotel veteran, the company has an experienced team across all disciplines including an in-house ad agency. Evolution’s current portfolio consists of 25 hotels (2 DoubleTree properties), including the DoubleTree LAX Property.

The Property.    The DoubleTree LAX Property is a 7-story, 215-room full service hotel located in El Segundo, Los Angeles County, California. The DoubleTree LAX Property was constructed in 1987 and is located on the north side of East Grand Avenue, 0.2 miles east of the Pacific Coast Highway, just west of Continental Boulevard, approximately one mile south of Los Angeles International Airport (“LAX”).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1985 East Grand Avenue El Segundo, CA 90245	Collateral Asset Summary – Loan No. 9 DoubleTree LAX	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,968,600 71.7% 1.58x 11.6%

The room mix consists of single-king (181 rooms), single-king handicapped-accessible smoking (10 rooms), double-double (18 rooms), and single-king suite (6 rooms). The front entrance to the hotel is accessed via a driveway with an open porte cochere which covers the entry, emphasized by a 1.5 story glass cupola. The ground level of the hotel houses the lobby, registration desk, and administrative areas. The pool is situated on the main level at the west portion of the site, with the subject building to the east and parking lot to the north.

The borrower purchased the DoubleTree LAX Property on February 13, 2014 for a total cost of $39.8 million, inclusive of a PIP reserve of approximately $2.9 million. The sponsor plans to complete the majority of the PIP within 18 months of closing, although limited elements of the PIP are scheduled for a completion date of 48 months. The PIP includes upgrades to guestrooms, restaurant/lounge, lobby, pool, meeting space, fitness center, and other areas of the property. In conjunction with the PIP, the borrower plans to convert the existing fitness center into a guest room, increasing the room count from 215 to 216.

Environmental Matters.    The Phase I environmental report dated November 25, 2013 recommended no further action at the DoubleTree LAX Property.

The Market.    The DoubleTree LAX Property is located in El Segundo, California, approximately one (1) mile south of LAX. LAX served more than 63 million passengers in 2012. The DoubleTree LAX Property is located within an established area of El Segundo. The surrounding uses are mostly office, retail, residential, lodging and schools. Surrounding freeways and primary thoroughfares provide good access to the DoubleTree LAX Property. Office buildings are located directly to the north, south, east and west of the DoubleTree LAX Property. The 105 Freeway is located approximately three quarters of a mile north of the DoubleTree LAX Property.

The DoubleTree LAX Property’s demand segmentation includes 67.0% commercial, 20.0% leisure, and 13.0% meeting & group. Commercial demand is derived mostly from a variety of aerospace/defense firms, aviation-related companies, and petroleum related companies located in El Segundo. In the DoubleTree LAX Property’s marketplace, major corporate demand is driven by companies such as Raytheon, Mattel, Northrup Grumman, Aerospace Corp. and Time Warner. Mattel’s headquarters is located adjacent to the north of the DoubleTree LAX Property.

 Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	2013	U/W	U/W per Room
Occupancy	86.7%	88.8%	88.6%	88.6%
ADR	$114.88	$124.24	$130.01	$130.01
RevPAR	$99.60	$110.33	$115.15	$115.15

Room Revenue	$7,815,750	$8,681,546	$9,036,360	$9,036,360	$42,030
F&B Revenue	1,302,605	1,231,606	1,255,640	1,255,640	5,840
Other Revenue	211,817	176,573	155,777	155,777	725
Total Revenue	$9,330,172	$10,089,725	$10,447,777	$10,447,777	$48,594
Operating Expenses	2,994,353	3,287,870	3,428,637	3,369,043	15,670
Undistributed Expenses	3,006,154	3,156,656	3,306,053	3,138,460	14,597
Gross Operating Profit	$3,329,665	$3,645,199	$3,713,087	$3,940,274	$18,327
Total Fixed Charges	764,260	829,304	915,715	1,006,216	4,680
Net Operating Income	$2,938,613	$3,219,487	$3,215,282	$3,351,969	$15,591
FF&E	373,208	403,592	417,910	417,911	1,944
Net Cash Flow	$2,565,405	$2,815,895	$2,797,372	$2,934,058	$13,647

Property Management.    The DoubleTree LAX Property is managed by Evolution Hospitality, LLC, a borrower affiliate.

Lockbox / Cash Management.    The DoubleTree LAX Loan is structured with a springing hard lockbox and springing cash management. Upon the occurrence of a Cash Trap Period (defined herein), the borrower will be required to establish a lender-controlled account into which the borrower and property manager will cause all hotel revenue to be directly deposited.  A “Cash Trap Period” shall occur if (i) the debt service coverage ratio falls below 1.10x and has been less than 1.10x on each of 3 preceding calendar quarters or (ii) there is an event of default under the loan documents.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1985 East Grand Avenue El Segundo, CA 90245	Collateral Asset Summary – Loan No. 9 DoubleTree LAX	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,968,600 71.7% 1.58x 11.6%

Initial Reserves.    At closing, the borrower deposited (i) $34,963 into a tax reserve account, (ii) $8,839 into an insurance reserve account, (iii) $77,000 into a reserve for required repairs, (iv) $2,944,880 into a reserve account in connection with the PIP and PIP Management Fee and (v) $34,826 into an FF&E reserve account.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $34,963, into a tax reserve account, (ii) 1/12 of the annual insurance premiums, which currently equates to $8,839, into an insurance reserve account and (iii) 1/12 of 4.0% of gross revenues into an FF&E reserve account.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    Mezzanine debt is permitted after the first anniversary of the origination date, provided, among other things, (i) the combined loan-to-value ratio is less than or equal to 80.0% and (ii) the combined debt service coverage ratio is greater than or equal to 1.25x.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1985 East Grand Avenue El Segundo, CA 90245	Collateral Asset Summary – Loan No. 9 DoubleTree LAX	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,968,600 71.7% 1.58x 11.6%

DoubleTree LAX
1985 East Grand Avenue
El Segundo, CA 90245
Los Angeles
LOS ANGELES INTERNATIONAL AIRPORT (LAX)
El Segundo
Manhattan Beach
Hermosa Beach
Santa Monica Bay
Boeing
General Dynamics
Teledyne Technologies
Hewlett Packard
Oracle
CBRE
Time Warner Cable
Mattel
Northrop Grumman
Los Angeles Air Force Base
IBM
Aerospace
Raytheon Headquarters
Chevron Refinery
Plaza El Segundo
Continental Park
Xerox
DaVita
Manhattan Village Shopping Center
Manhattan Marketplace
Raleigh Studios
Northrop Grumman Aeropace
University of West Los Angeles
W MANCHESTER AVE
W IMPERIAL HWY
E EL SEGUNDO BLVD
ROSECRANS AVE
MANHATTAN BEACH BLVD
ARTESIA BLVD
SAN DIEGO FWY
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

10015 Madison Square Place Charlotte, NC 28216	Collateral Asset Summary – Loan No. 10 Madison Square at Northlake Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,500,000 72.9% 1.24x 7.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

10015 Madison Square Place Charlotte, NC 28216	Collateral Asset Summary – Loan No. 10 Madison Square at Northlake Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,500,000 72.9% 1.24x 7.9%

Mortgage Loan Information
Loan Seller:	Bancorp
Loan Purpose:	Acquisition
Sponsor:	John D. Blanchard; Samuel L. Miller
Borrower:
Madison Square Apartments - Ten10, L.L.C.; Madison Square Apartments - EP320, L.L.C.; Madison Square Apartments - Hale, L.L.C.; Northlake Madison Properties, LLC; Madison Square Apartments - BC, L.L.C.

Original Balance:	$28,500,000
Cut-off Date Balance:	$28,500,000
% by Initial UPB:	2.7%
Interest Rate:	4.6700%
Payment Date:	5th of each month
First Payment Date:	April 5, 2014
Maturity Date:	March 5, 2019
Amortization:	Interest only for first 48 months; 360 months thereafter
Additional Debt:	None
Call Protection:	L(25), D(31), O(4)
Lockbox / Cash Management:	Soft / Springing

Reserves(1)
	Initial	Monthly
Taxes:	$72,875	$24,292
Insurance:	$54,635	$4,553
Replacement:	$0	$5,979
Required Repairs:	$17,500	NAP

Financial Information
Cut-off Date Balance / Unit:	$99,303
Balloon Balance / Unit:	$97,815
Cut-off Date LTV:	72.9%
Balloon LTV:	71.8%
Underwritten NOI DSCR(2):	1.28x
Underwritten NCF DSCR(2):	1.24x
Underwritten NOI Debt Yield:	7.9%
Underwritten NCF Debt Yield:	7.7%
Underwritten NOI Debt Yield at Balloon:	8.1%
Underwritten NCF Debt Yield at Balloon:	7.8%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Garden Multifamily
Collateral:	Fee Simple
Location:	Charlotte, NC
Year Built / Renovated:	2012 / NAP
Total Units:	287
Property Management:	B&M Management Company, L.L.C.
Underwritten NOI:	$2,260,830
Underwritten NCF:	$2,189,080
Appraised Value:	$39,100,000
Appraisal Date:	December 7, 2013

Historical NOI(3)
Most Recent NOI:	NAP
2012 NOI:	NAP
2011 NOI:	NAP
2010 NOI:	NAP

Historical Occupancy(3)
Most Recent Occupancy:	90.2% (January 7, 2014)
2012 Occupancy:	NAP
2011 Occupancy:	NAP
2010 Occupancy:	NAP
(1)	See “Initial Reserves” and “Ongoing Reserves” herein.
(2)	Based on amortizing debt service payments. Based on the interest only payments, the underwritten NOI DSCR and the underwritten NCF DSCR are 1.68x and 1.62x, respectively.
(3)	Construction of the Madison Square at Northlake Apartments Property was completed in 2012. The property was leased up throughout 2013; as such, Historical NOI and Occupancy are not applicable.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

10015 Madison Square Place Charlotte, NC 28216	Collateral Asset Summary – Loan No. 10 Madison Square at Northlake Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,500,000 72.9% 1.24x 7.9%

Unit Mix Summary(1)
Unit Type	# of Units	% of Total	Occupied Units	Occupancy	Average Unit Size (Sq. Ft.)	Average Monthly Rental Rate	Average Monthly Rental Rate PSF
1 Bed / 1 Bath	138	48.1%	128	92.8%	769	$875	$1.14
2 Bed / 2 Bath	139	48.4%	123	88.5%	1,071	$1,095	$1.02
3 Bed / 2 Bath	10	3.5%	8	80.0%	1,286	$1,292	$1.00
Total / Wtd. Avg.	287	100.0%	259	90.2%	933	$992	$1.08

(1)	Based on a rent roll dated January 7, 2014.

The Loan. The Madison Square at Northlake Apartments loan (the “Madison Square at Northlake Apartments Loan”) is a fixed rate loan secured by the Borrower’s fee simple interest in a 287-unit garden apartment complex located at 10015 Madison Square Place in Charlotte, North Carolina (the “Madison Square at Northlake Apartments Property”) with an original and cut-off date principal balance of $28.5 million. The Madison Square at Northlake Apartments Loan has a 5-year term and amortizes on a 30-year schedule after an initial interest only period of 48 months. The Madison Square at Northlake Apartments Loan accrues interest at a fixed rate equal to 4.6700% and has a cut-off date balance of $28.5 million. Loan proceeds, along with $11.4 million equity from the Borrower, were used to acquire the property for approximately $38.3 million, fund upfront reserves of $145,010 and pay closing costs. Based on the appraised value of $39.1 million as of December 7, 2013, the cut-off date LTV ratio is 72.9% and the remaining implied equity is $10.6 million. The most recent prior financing of the Madison Square at Northlake Apartments Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$28,500,000	71.5%	Purchase Price	$38,314,500	96.1%
Sponsor Equity	$11,364,830	28.5%	Reserves	$145,010	0.4%
			Closing Costs	$1,405,320	3.5%
Total Sources	$39,864,830	100.0%	Total Uses	$39,864,830	100.0%

The Borrower / Sponsor. The borrowers are Madison Square Apartments - Ten10, L.L.C.; Madison Square Apartments - EP320, L.L.C.; Madison Square Apartments - Hale, L.L.C.; Northlake Madison Properties, LLC; and Madison Square Apartments - BC, L.L.C. (collectively, the “Borrower”). The Borrower consists of five Tenants-in-Common, each jointly and severally liable, and each a single purpose Delaware limited liability company structured to be bankruptcy-remote, with one independent director in its organizational structure. The sponsors of the Borrower and the nonrecourse carve-out guarantors are John D. Blanchard and Samuel L. Miller. John D. Blanchard and Samuel L. Miller are the current owners of B&M Management Company, L.L.C., a diversified apartment owner and manager which has operated in the management of multi-family properties for over 20 years. Mr. Blanchard and Mr. Miller currently own approximately 34 multifamily properties totaling 10,223 units and one hotel. The total market value of their owned properties exceeds $669.0 million.

The Property. The Madison Square at Northlake Apartments Property is a Class A, 287-unit multifamily property constructed in 2012, consisting of nine predominantly three- and four-story apartment buildings. The property features modern design, landscaping and is in excellent condition. The Madison Square at Northlake Apartments Property includes a pool, outdoor dining and grill area, clubhouse, fitness center, a billiards room, and a theater room.

The Madison Square at Northlake Apartments Property is located in an area with ample retail and entertainment options, and with access to Interstates 77 and 485. Uptown Charlotte is 10 miles to the south along Interstate 77. There is a Charlotte Area Transport System (“CATS”) bus stop within walking distance of the Madison Square at Northlake Apartments Property that provides direct access to metro area employment centers. Immediately east of the property is the 1.07 million sq. ft. Northlake Mall, anchored by Macy’s, Belk, Dillard’s and Dick’s Sporting Goods. A Super Target retail center is positioned to the south of the Madison Square at Northlake Apartments Property. Additionally, two major office and industrial centers are located within the neighborhood: Perimeter Woods and Northpark Industrial Park. Perimeter Woods is located to the southeast of the Madison Square at Northlake Apartments Property and is a mixed use development which features retail, multifamily, office and flex-office buildings. Northpark Industrial Park is located to the south of the Madison Square at Northlake Apartments Property and consists of 2.1 million sq. ft. of industrial distribution/warehouse and light manufacturing operations.

Environmental Matters. The Phase I environmental report dated January 16, 2014 recommended no further action at the Madison Square at Northlake Apartments Property.

The Market. The Madison Square at Northlake Apartments Property is located in Charlotte, North Carolina, within Mecklenburg County. Charlotte, North Carolina has exhibited consistent population growth since 2006, including through the recent economic downturn, driven by, among other factors, broad-based job growth primarily in the private sector. Financial services and energy sectors have a particularly strong presence in the region. Charlotte has become a major U.S. financial center and is considered to be the

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

10015 Madison Square Place Charlotte, NC 28216	Collateral Asset Summary – Loan No. 10 Madison Square at Northlake Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,500,000 72.9% 1.24x 7.9%

second largest banking center in the United States (after New York). The nation’s second largest financial institution by assets, Bank of America is headquartered in Charlotte. Bank of America’s headquarters, along with other regional banking and financial services companies, are located primarily in the Uptown central business district. Charlotte was also the former corporate home of Wachovia until its 2008 acquisition by Wells Fargo. Charlotte now serves as the regional headquarters for east coast operations of Wells Fargo. The Charlotte region also has a major base of energy-oriented organizations. In the region there are 240+ companies directly tied to energy sector collectively employing more than 26,400. Major energy companies in Charlotte include AREVA, Babcock and Wilcox, Duke Energy, Electric Power Research Institute, Fluor, Metso Power, Piedmont Natural Gas, Siemens Energy, Shaw Group, Toshiba, URS Corp., and Westinghouse. Other major employers in the area include Carolinas Healthcare System, UPS, US Airways, TIAA‐CREF, Adecco, Compass Group, IBM, AT&T North Carolina, BB&T, Time Warner Cable and MetLife.

The Charlotte apartment market contains 110,053 apartments units with an average occupancy of 95.0%. The North Submarket, where the Madison Square at Northlake Apartments Property is located, contains 6,787 units and an average occupancy of 94.5%. Demand for apartments in the Charlotte area remains strong with more than 3,500 units absorbed over the past year. The region has posted a rent growth of 2.4% over the past twelve months.

The catalyst for growth in the immediate vicinity of the Madison Square at Northlake Apartments Property has been primarily tied to the significant transportation network available for residents and companies locating in the area. The neighborhood is serviced by Interstate 77, Interstate 485, West WT Harris Boulevard, Beatties Ford Road, and Reames Road. From these major arterials a network of neighborhood streets provides access to multiple single family subdivisions and multifamily developments.

Competitive Set(1)
Name	Madison Square at Northlake Apartments Property(2)	Ashton Reserve at Northlake	Century Northlake	Arwen Vista	Wesley Village	Preserve at Steele Creek
Distance from Subject	NAP	1 mile	1 mile	8 miles	8 miles	15 miles
Year Built	2012	2012	2011	2010	2009	2008
Total Occupancy	90%	90%	88%	97%	93%	94%
No. of Units	287	322	570	296	301	240
Avg. Unit Size (Sq. Ft.)	933	993	963	1,087	1,025	932

(1)	Source: Appraisal
(2)	Based on a rent roll dated January 7, 2014

Cash Flow Analysis.

Cash Flow Analysis(1)
	U/W	U/W per Unit
Gross Potential Rent	$3,453,000	$12,031
Total Other Income	240,000	836
Less: Vacancy & Credit Loss	(264,334)	(921)
Effective Gross Income	$3,428,666	$11,947
Total Operating Expenses	1,167,836	4,069
Net Operating Income	2,260,830	7,877
Capital Expenditures	71,750	250
Net Cash Flow	$2,189,080	$7,627

(1)	Construction of the Madison Square at Northlake Apartments Property was completed in 2012. The property was leased up throughout 2013; as such, historical financials and occupancy are not applicable.

Property Management. The Madison Square at Northlake Apartments Property is managed by B&M Management Company, L.L.C., an affiliate of the Borrower.

Lockbox / Cash Management. The Madison Square at Northlake Apartments Loan is structured with a soft lockbox and springing cash management. The Borrower is required to deposit all rents and other payments into the lockbox account controlled by the lender. The funds are then returned to an account controlled by the Borrower. Upon the occurrence of a Cash Management Period, all funds in the lockbox account are to be swept daily to a cash management account under the control of the lender and disbursed during each interest period of the loan term in accordance with the loan documents. A “Cash Management Period” shall occur if (i) the debt service coverage ratio falls below 1.10x for any preceding calendar quarter or (ii) there is an event of default under the loan documents.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

10015 Madison Square Place Charlotte, NC 28216	Collateral Asset Summary – Loan No. 10 Madison Square at Northlake Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,500,000 72.9% 1.24x 7.9%

Initial Reserves. At closing, the Borrower deposited (i) $72,875 into a tax reserve account, (ii) $54,635 into an insurance reserve account and (iii) $17,500 into a required repairs reserve account.

Ongoing Reserves. On a monthly basis, the Borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $24,292, into a tax reserve account, (ii) 1/12 of the annual insurance premiums, which currently equates to $4,553, into an insurance reserve account and (iii) $5,979 into a capital expenditure account.

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

10015 Madison Square Place Charlotte, NC 28216	Collateral Asset Summary – Loan No. 10 Madison Square at Northlake Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,500,000 72.9% 1.24x 7.9%

CARTIFACT
Madison Square at Northlake Apartments
10015 Madison Square Place
Charlotte, NC 28216
Northlake Mall
Charlotte
DOWNTOWN CHARLOTTE
HIGHLAND CREEK
DAVIS LAKE-EASTFIELD
HENDERSON CIRCLE
PROSPERITY CHURCH ROAD
WEST SUGAR CREEK
ROCKWELL PARK-HEMPHILL HEIGHTS
BEATTIES FORD-TRINITY
MINERAL SPRINGS-RUMBLE ROAD
NEVIN COMMUNITY
DERITA-STATESVILLE
OAKDALE SOUTH
FIRESTONE-GARDEN PARK
WILSON HEIGHTS
DRUID HILLS NORTH
HIDDEN VALLEY
UNIVERSITY PARK
THOMASBORO-HOSKINS
OAKVIEW TERRACE
LINCOLN HEIGHTS
LAKEWOOD
DRUID HILLS SOUTH
SMALLWOOD
MCCROREY HEIGHTS
Johnson C Smith University
ENDERLY PARK
SEVERSVILLE
WESTERLY HILLS
ASHLEY PARK
WESLEY HEIGHTS
Elmwood Cemetery
Bank Of America Stadium
WESTOVER HILLS
WILMORE
Memorial Stadium
Central Piedmont CC
King's College
Oak Hills Golf Course
Sunset Hills Public Golf Course
Nevin Park
Sugaw Creek Park
Tradition Golf Course
Martin Luther King Park
Bryant Park
Carolina Golf Club
Tuckaseegee Park
ALEXANDERANA RD
EASTFIELD RD
MT HOLLY-HUNTERSVILLE RD
MCCOY RD
STATESVILLE RD
OLD STATESVILLE RD
BROWNE RD
PROSPERITY CHURCH RD
W WT HARRIS BLVD
SUNSET RD
BEATTIES FORD RD
MALLARD CREEK RD
W SUGAR CREEK RD
GIBSON RD
PEACHTREE RD
OAKDALE RD
ROZZELLES FERRY RD
HOVIS RD
FREEDOM DR
ASHLEY RD
WILKINSON BLVD
REMOUNT RD
WEST BLVD
N GRAHAM ST
N TRYON ST
77
485
85
277
21
24
14
Huntersville
Concord
Concord Regional Airport
Stanley
Harrisburg
Mt Holly
Lowell
Belmont
Charlotte/Douglas Intl Airport
Mint Hill
Matthews
Hemby Bridge
Lake Park
Indian Trail
Pineville
Tega Cay
Weddington
74

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Virginia	Collateral Asset Summary – Loan No. 11 Beck Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,500,000 57.6% 2.23x 15.9%

Mortgage Loan Information
Loan Seller:	GACC
Loan Purpose:	Acquisition
Sponsor:	American Hotel Income Properties REIT Inc.
Borrower:
AHIP VA Harrisonburg Properties LLC;
AHIP VA Harrisonburg Enterprises
LLC; AHIP VA Harrisonburg II
Properties LLC; AHIP VA Harrisonburg
II Enterprises LLC; AHIP VA Emporia
Properties LLC; AHIP VA Emporia
Enterprises LLC; AHIP VA South Hill
Properties LLC; AHIP VA South Hill
Enterprises LLC

Original Balance:	$24,500,000
Cut-off Date Balance:	$24,500,000
% by Initial UPB:	2.3%
Interest Rate:	4.9700%
Payment Date:	6th of each month
First Payment Date:	May 6, 2014
Maturity Date:	April 6, 2024
Amortization:	Interest only for first 48 months; 360 months thereafter
Additional Debt:	None
Call Protection(1):	L(24), D(92), O(4)
Lockbox / Cash Management(2):	Hard / Springing

Reserves
	Initial	Monthly
Taxes:	$20,297	$20,297
Insurance(3):	$0	Springing
FF&E(4):	$0	Springing
PIP(5):	$6,000,000	$0

Financial Information
Cut-off Date Balance / Room:	$60,794
Balloon Balance / Room:	$54,946
Cut-off Date LTV:	57.6%
Balloon LTV:	52.1%
Underwritten NOI DSCR(6):	2.48x
Underwritten NCF DSCR(6):	2.23x
Underwritten NOI Debt Yield:	15.9%
Underwritten NCF Debt Yield:	14.3%
Property Information
Single Asset / Portfolio:	Portfolio of four properties
Property Type:	Limited Service Hospitality
Collateral:	Fee Simple
Location:	Harrisonburg, Emporia and South Hill, Virginia
Year Built / Renovated:	1988 – 2008 / 2010-2013
Total Rooms:	403
Property Management:	TRV University Management LLC; TRV Harrisonburg South Management LLC; TRV Emporia Management LLC; TRV South Hill Management LLC
Underwritten NOI:	$3,905,971
Underwritten NCF:	$3,504,971
“As Complete” Appraised Value(5):	$42,500,000
“As Complete” Appraisal Date(5):	February 1, 2014
“As Stabilized” Appraised Value(5):	$46,700,000
“As Stabilized” Appraisal Date(5):	February 1, 2016 and February 1, 2017

Historical NOI
2013 NOI:	$3,927,701 (December 31, 2013)
2012 NOI:	$3,959,673 (December 31, 2012)
2011 NOI:	$3,608,897 (December 31, 2011)

Historical Occupancy
2013 Occupancy:	73.6% (December 31, 2013)
2012 Occupancy:	75.3% (December 31, 2012)
2011 Occupancy:	69.0% (December 31, 2011)
(1)
On any day after the lockout period ends and in association with a third party sale of such property, the borrowers may obtain the release of any property, provided (i) the LTV ratio after such sale is no more than the lesser of (a) 57.6% and (b) the LTV ratio immediately prior to such sale and (ii) the DSCR after such sale is no less than the greater of (a) the DSCR immediately prior to such sale and (b) 2.20x. Notwithstanding the foregoing, if the debt yield for the remaining properties is 14.25% or greater, clause (i) above will be waived.

(2)
Cash management will be triggered (i) during the continuance of an event of default or (ii) if the DSCR falls below 1.20x until such time that the DSCR is at least 1.20x for two consecutive calendar quarters.

(3)	The borrowers will be required to deposit 1/12 of the annual insurance premiums into the insurance reserve account if an acceptable blanket policy is no longer in place.
(4)
Beginning on the monthly payment date in April 2015, the borrowers will be required to deposit 4.0% of gross revenues for each property for the prior month (except for the Hampton Inn Harrisonburg University property, for which deposits will commence on the monthly payment date in April 2016). The borrowers may post a letter of credit in lieu of making deposits into the FF&E reserve account.

(5)
The “As Complete” Appraised Value is based on the completion of PIP work. At closing, the borrowers deposited $6.0 million for improvements to public areas and guestrooms at each of the properties, which are expected to begin in the second quarter of 2014. The “As Stabilized” LTV ratio is 52.5% based on stabilization of ADR and occupancy after PIP work has been completed.

(6)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and the Underwritten NCF DSCR are 3.16x and 2.84x, respectively.

TRANSACTION HIGHLIGHTS
▪
Sponsorship.  American Hotel Income Properties REIT Inc. is the holding company for American Hotel Income Properties REIT LP’s (“AHIP”) US assets. AHIP is traded on the Toronto Stock Exchange and as of December 31, 2013, had a portfolio comprised of 42 hotels totaling 3,516 available guest rooms across 20 states. During fiscal year 2013, AHIP reported total assets of over $236.5 million and had total revenues of approximately $48.1 million. AHIP purchased the portfolio on March 12, 2014 for an aggregate purchase price of $37.2 million.

▪
Planned Improvements.  At closing, the borrowers reserved $6.0 million for planned improvements to public areas and guestrooms at each of the properties. Work is expected to commence in the second quarter of 2014 with the following PIP reserve allocations: Hampton Inn Harrisonburg University - $3,778,500; Hampton Inn Emporia - $1,247,400; Fairfield Inn & Suites South Hill - $525,300; and Hampton Inn Harrisonburg South - $448,800.

▪
Location.  Each of the four properties is located near major highways, with the two Harrisonburg properties proximate to I-81, the Hampton Inn Emporia property proximate to I-95 and the Fairfield Inn & Suites South Hill property proximate to I-85. Two of the properties are located in Harrisonburg, Virginia, home to James Madison University, a public four-year university with student enrollment in excess of 20,000 and approximately 1,300 academic staff.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3025 West Christoffersen Parkway Turlock, CA 95382	Collateral Asset Summary – Loan No. 12 Sierra Oaks Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$23,550,000 75.0% 1.25x 8.2%

Mortgage Loan Information
Loan Seller:	GACC
Loan Purpose:	Refinance
Sponsor:	Roger W. Kuula; Jon A. Wood
Borrower:	Sierra Oaks Apartment Associates, LLC
Original Balance:	$23,550,000
Cut-off Date Balance:	$23,550,000
% by Initial UPB:	2.2%
Interest Rate:	4.8600%
Payment Date:	6th of each month
First Payment Date:	April 6, 2014
Maturity Date:	March 6, 2024
Amortization:	Interest only for first 60 months; 360 months thereafter
Additional Debt:	None
Call Protection:	L(25), D(91), O(4)
Lockbox / Cash Management(1):	Springing Soft / Springing

Reserves
	Initial	Monthly
Taxes:	$0	$18,830
Insurance:	$3,330	$3,330
Replacement:	$0	$4,396

Financial Information
Cut-off Date Balance / Unit:	$107,045
Balloon Balance / Unit:	$98,531
Cut-off Date LTV:	75.0%
Balloon LTV:	69.0%
Underwritten NOI DSCR(2):	1.29x
Underwritten NCF DSCR(2):	1.25x
Underwritten NOI Debt Yield:	8.2%
Underwritten NCF Debt Yield:	7.9%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Garden Multifamily
Collateral:	Fee Simple
Location:	Turlock, CA
Year Built / Renovated:	2008 / NAP
Total Units(3):	220
Property Management:	American Property Management, Inc.
Underwritten NOI:	$1,923,312
Underwritten NCF:	$1,870,562
Appraised Value:	$31,410,000
Appraisal Date:	January 8, 2014

Historical NOI
2013 NOI:	$1,914,862 (December 31, 2013)
2012 NOI:	$1,831,905 (December 31, 2012)
2011 NOI:	$1,661,485 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	93.6% (February 7, 2014)
2013 Occupancy:	95.0% (December 31, 2013)
2012 Occupancy:	89.0% (December 31, 2012)
2011 Occupancy:	90.0% (December 31, 2011)
(1)	A soft lockbox with cash management will be triggered upon an event of default.
(2)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and the Underwritten NCF DSCR are 1.66x and 1.61x, respectively.
(3)	Includes ten two-bed units used for student housing.

TRANSACTION HIGHLIGHTS
▪
Asset Quality.  Constructed in 2008, the property is a 220-unit (includes ten two-bed units used for student housing), Class A, multifamily property with common amenities that include a swimming pool, a spa, a clubhouse with a fitness room, recreation room and billiards table, a poolside fireplace and barbecue area, a gazebo and picnic area and a playground. Individual unit amenities include a balcony or patio, gas oven/range combination, a washer and dryer and dishwasher. Select units have individual storage spaces and garages.

▪
Sponsorship.  The sponsors constructed the property for approximately $42.1 million. Since 1979, Roger W. Kuula has developed and constructed approximately 200 single-family homes with an original value of approximately $13.0 million and over 10,000 apartment units with an original value of approximately $1.1 billion. Jon A. Wood has been involved in real estate construction, development and finance since 1974 and from 1974 to 1987, was responsible for the acquisition, development and construction of 52 properties valued at approximately $150.0 million. Mr. Kuula and Mr. Wood are co-owners and co-founders of American Capital Group (“ACG”). Founded in 1986, ACG is a consortium of companies that provides services in land acquisition and real estate development, construction and management. ACG has developed and built 74 properties totaling approximately 14.0 million sq. ft. with a total value of approximately $1.1 billion.

▪
Location/Market.  The property is located approximately 10.5 miles southeast of the city of Modesto, the county seat of Stanislaus County, California. Modesto is located approximately 92 miles east of San Francisco and 79 miles south of Sacramento, California. As housing costs have increased in the Bay Area, workers in the southern portion of the Greater Bay Area have moved to Stanislaus County for its more affordable housing options. Modesto has a 38.0% renter-occupied market which is higher than the national average of 32.1%. Additionally, California State University – Stanislaus, home to over 9,200 students, is located in Turlock, approximately 1.4 miles southeast of the property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2700 Las Vegas Boulevard Las Vegas, NV 89109	Collateral Asset Summary – Loan No. 13 CVS Las Vegas Strip	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,875,000 74.9% 1.35x 8.7%

Mortgage Loan Information				Property Information
Loan Seller:	CCRE			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition			Property Type:	Single Tenant Retail
Sponsor:	Louis J. Rogers			Collateral:	Fee Simple
Borrower:	CSRA 2700 S. Las Vegas, DST			Location:	Las Vegas, NV
Original Balance:	$22,875,000			Year Built / Renovated:	2006 / NAP
Cut-off Date Balance:	$22,875,000			Total Sq. Ft.:	14,378
% by Initial UPB:	2.2%			Property Management:	Self-managed
Interest Rate:	4.9500%			Underwritten NOI(5):	$1,986,786
Payment Date:	6th of each month			Underwritten NCF(5):	$1,983,911
First Payment Date:	May 6, 2014			Appraised Value:	$30,560,000
Maturity Date:	April 6, 2024			Appraisal Date:	January 28, 2014
Amortization:	360 months
Additional Debt:	None			Historical NOI
Call Protection:	L(24), D(93), O(3)			2013 NOI:	$1,833,855 (December 31, 2013)
Lockbox / Cash Management(1):	Hard / Springing			2012 NOI:	$1,833,855 (December 31, 2012)
				2011 NOI:	$1,833,855 (December 31, 2011)
Reserves
	Initial		Monthly	Historical Occupancy
Taxes:	$4,250		$1,417	Most Recent Occupancy:	100.0% (April 6, 2014)
Insurance:	$2,513		$279	2013 Occupancy:	100.0% (December 31, 2013)
Replacement:	$0		$240	2012 Occupancy:	100.0% (December 31, 2012)
TI/LC(2):	$0		Springing	2011 Occupancy:	100.0% (December 31, 2011)
Rent Credit(3):	$1,402,551		NAP
(1)    Cash Management will be triggered upon a Cash Trap Period. A “Cash Trap Period” will occur upon (i) any event of default, (ii) any bankruptcy action or insolvency of borrower, guarantor, CVS Caremark (the tenant’s corporate parent) or affiliated manager, (iii) the failure by the borrower to maintain a DSCR of at least 1.20x for two consecutive quarters, (iv) the date tenant “goes dark”, fails to renew or terminates its lease or (v) CVS Caremark fails to maintain an unsecured debt rating of at least BBB-.
(2)    During a Cash Trap Period, the borrower is required to make monthly payments of $1,198 into a TI/LC reserve account.
(3)    Funds in the initial rent credit reserve represent contractual bridge rent prior to the tenant’s contractual rent bump effective July 1, 2017.
(4)   The borrower deposited $26,664 into a common charge reserve account, which represents eight months of condominium dues. During a Cash Trap Period or should the borrower fail to provide evidence of payment, the borrower is required to make monthly deposits into the common charge reserve account equal to the dues payable for the current month.
(5)    Underwritten NOI and Underwritten NCF are based on the tenant’s average rent through the loan term.

Common Charge(4):	$26,664		Springing

Financial Information
Cut-off Date Balance / Sq. Ft:		$1,591
Balloon Balance / Sq. Ft.:		$1,306
Cut-off Date LTV:		74.9%
Balloon LTV:		61.4%
Underwritten NOI DSCR:		1.36x
Underwritten NCF DSCR:		1.35x
Underwritten NOI Debt Yield:		8.7%
Underwritten NCF Debt Yield:		8.7%

TRANSACTION HIGHLIGHTS
▪
Property. The CVS Las Vegas Strip property consists of a 100.0% occupied, 14,378 sq. ft. single-tenant CVS (rated Baa1/BBB+ by Moody’s/S&P). The tenant operates under a 22-year, NNN base lease that commenced in April 2007 and has an initial term expiration in April 2029, approximately five years beyond the loan term, with four, 5-year renewal options. The property is a condominium unit within the Sky Las Vegas mixed-use, high-rise development.

▪
Location. The CVS Las Vegas Strip property has a highly visible location along Las Vegas Boulevard, the primary commercial and resort corridor for Las Vegas. Over 11,700 hotel rooms and 5,452 households are located within one-mile of the property. Nearby developments include the $750.0 million SLS Las Vegas development (scheduled to open in 2014), the recently remodeled Circus Circus Hotel & Casino and the Hilton Grand Vacations Suites.

▪	Fresh Equity. At closing, the sponsor contributed approximately $8.5 million in cash equity to acquire the property for $30.15 million.
▪
Sponsorship. Louis J. Rogers is the founder and CEO of Capital Square Realty Advisors, LLC. Mr. Rogers has been involved in the creation and management of more than 100 investment offerings totaling over $4.0 billion.

▪	Market. As of year-end 2013, the Las Vegas retail market vacancy was 5.4%. In 2013, visitor volume in Las Vegas exceeded 39.7 million, reflecting a 9.1% increase since 2009.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Illinois	Collateral Asset Summary – Loan No. 14 McBride Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,550,000 74.3% 1.35x 8.9%

Mortgage Loan Information				Property Information
Loan Seller:	CCRE			Single Asset / Portfolio:	Portfolio of two properties
Loan Purpose:	Refinance			Property Type:	Garden Multifamily
Sponsor:	Eric J. Morgan; Patricia L. McBride			Collateral:	Fee Simple
Borrower:	Edwardsville Four, LLC			Location:	Edwardsville & Alton, IL
Original Balance:	$22,550,000			Year Built / Renovated:	1990-2005 / NAP
Cut-off Date Balance:	$22,550,000			Total Units:	350
% by Initial UPB:	2.1%			Property Management:	Mills Properties, Inc.
Interest Rate:	4.8240%			Underwritten NOI:	$2,016,121
Payment Date:	6th of each month			Underwritten NCF:	$1,915,277
First Payment Date:	May 6, 2014			Appraised Value:	$30,350,000
Maturity Date:	April 6, 2024			Appraisal Date:	January 23, 2014
Amortization:	Interest only for first 24 months; 360
	months thereafter			Historical NOI
Additional Debt:	None			2013 NOI:	$1,932,310 (December 31, 2013)
Call Protection:	L(24), D(93), O(3)			2012 NOI:	$1,676,945 (December 31, 2012)
Lockbox / Cash Management(1):	Soft / Springing			2011 NOI:	$1,775,377 (December 31, 2011)

Reserves				Historical Occupancy(4)
	Initial		Monthly	Most Recent Occupancy:	98.0% (January 2014)
Taxes:	$338,300		$56,383	2013 Occupancy:	93.8% (December 31, 2013)
Insurance:	$16,371		$8,186	2012 Occupancy:	85.7% (December 31, 2012)
Replacement:	$0		$8,410	2011 Occupancy:	88.6% (December 31, 2011)
Required Repairs(2):	$81,725		NAP
(1)   Cash Management will be triggered upon (i) any event of default, (ii) any bankruptcy action or insolvency of borrower, guarantor, or affiliated manager or (iii) the failure by the borrower to maintain a DSCR of at least 1.15x for two consecutive quarters.
(2)   Funds in the required repairs reserve represent over 125.0% of the estimated cost for roof replacements and concrete pavement, among other things.
(3)   Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.83x and 1.74x, respectively.
(4)   The increase in occupancy since 2012 is primarily a result of a change in property management. Previous management had allowed the property to underperform, while the current manager, Mills Properties, Inc., has utilized its local expertise to lease up the property to its current occupancy.

Financial Information
Cut-off Date Balance / Unit:		$64,429
Balloon Balance / Unit:		$55,498
Cut-off Date LTV:		74.3%
Balloon LTV:		64.0%
Underwritten NOI DSCR(3):		1.42x
Underwritten NCF DSCR(3):		1.35x
Underwritten NOI Debt Yield:		8.9%
Underwritten NCF Debt Yield:		8.5%

TRANSACTION HIGHLIGHTS
▪
Property.  The McBride Portfolio consists of two multifamily properties, one located in Edwardsville, Illinois, which is approximately 15 miles northeast of St. Louis and one located in Alton, Illinois approximately 20 miles north of St. Louis. The property located in Edwardsville has four separate buildings totaling 250 units that operate as one property, and are managed by one on-site office, while the property located in Alton has 100 units.

▪	Performance. Since 1997, the McBride Portfolio has averaged occupancy of 93.7%, never falling below 85.7%. As of January 2014, the portfolio was 98.0% leased.
▪
Demographics.  The estimated average household income within a five-mile radius of the property located in Edwardsville as of 2014 is $81,616 with a population of 52,626, while the average household income within a five-mile radius of the property located in Alton is $52,218 with a population of 67,755.

▪
Local Management.  Mills Properties, Inc. has been a property manager in the St. Louis metropolitan area for over 30 years. Mills Properties, Inc. manages over 40 properties throughout the St. Louis area.

▪
Market.  The market occupancy for the property located in Edwardsville is 96.0% while the market occupancy for the property located in Alton is 95.8%, resulting in a weighted average market occupancy of 95.9%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8945 South Harl Avenue & 1711, 1721, 1725 and 1729 West Greentree Drive Tempe, AZ 85254	Collateral Asset Summary – Loan No. 15 Agave Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,476,370 74.9% 1.37x 10.1%

Mortgage Loan Information				Property Information
Loan Seller:	CCRE			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition			Property Type:	Office / Industrial
Sponsor:	Christopher R. Dornin; Jerald M. Weintraub			Collateral:	Fee Simple
Borrower:	DIG Agave Center, LLC			Location:	Tempe, AZ
Original Balance:	$22,500,000			Year Built / Renovated:	2000 / NAP
Cut-off Date Balance:	$22,476,370			Total Sq. Ft.:	219,741
% by Initial UPB:	2.1%			Property Management:	Dornin Realty Advisors, Inc.
Interest Rate:	5.0500%			Underwritten NOI:	$2,263,808
Payment Date:	6th of each month			Underwritten NCF:	$2,000,118
First Payment Date:	April 6, 2014			Appraised Value:	$30,000,000
Maturity Date:	March 6, 2024			Appraisal Date:	January 17, 2014
Amortization:	360 months
Additional Debt:	None			Historical NOI(3)
Call Protection:	L(25), D(92), O(3)			2013 NOI:	$1,897,195 (December 31, 2013)
Lockbox / Cash Management(1):	Hard / Springing			2012 NOI:	NAV
				2011 NOI:	NAV
Reserves
	Initial		Monthly	Historical Occupancy(3)
Taxes:	$30,833		$30,833	Most Recent Occupancy:	93.9% (February 11, 2014)
Insurance:	$32,996		$4,498	2013 Occupancy:	NAV
Required Repairs:	$75,250		NAP	2012 Occupancy:	NAV
Replacement:	$0		$3,662	2011 Occupancy:	NAV
TI/LC(2):	$0		$18,312
(1)   Cash management will be triggered upon (i) any event of default, (ii) any bankruptcy action or insolvency of borrower, guarantor or affiliated manager, (iii) failure by the borrower to maintain a DSCR of at least 1.20x for two consecutive quarters or (iv) commencement of a Rollover Reserve Sweep Period (as defined below).
(2)   The borrower is required to deposit all excess cash into a TI/LC reserve during a Rollover Reserve Sweep Period. A “Rollover Reserve Sweep Period” will commence upon the earliest of (i) nine months prior to the earliest possible effective date of termination with respect to any “Rollover Reserve Sweep Trigger Tenant” (any tenant that occupies at least 15.0% of the net rentable area or pays 15.0% of the base rent), (ii) failure by the Rollover Reserve Sweep Trigger Tenant to extend the term of its lease by the extension date, if applicable or (iii) the date on which any Rollover Reserve Sweep Trigger Tenant goes “dark” or is subject to any bankruptcy action. Notwithstanding the above, no Rollover Reserve Sweep Period will commence provided the NOI debt yield is at least 8.0% and occupancy is at least 80.0%. As of January 2014, the only Rollover Reserve Sweep Trigger Tenant was Universal American Mortgage Company, LLC, which has a one-time right to terminate its lease effective June 30, 2016 with written notice no later than December 31, 2015 a portion of its space, which totals 37,827 sq. ft.
(3)   The sponsor purchased the property in 2014. As a result, Historical NOI and Historical Occupancy are unavailable.

Financial Information
Cut-off Date Balance / Sq. Ft.:		$102
Balloon Balance / Sq. Ft.:		$84
Cut-off Date LTV:		74.9%
Balloon LTV:		61.8%
Underwritten NOI DSCR:		1.55x
Underwritten NCF DSCR:		1.37x
Underwritten NOI Debt Yield:		10.1%
Underwritten NCF Debt Yield:		8.9%

TRANSACTION HIGHLIGHTS
▪
Property. The Agave Center property is a five-building multi-tenant Class A and Class B office complex, totaling 219,741 sq. ft., located in Tempe, AZ. The Agave Center property is 93.9% occupied by 23 tenants with no tenant other than Universal American Mortgage Company, LLC (19.1% of NRA) accounting for more than 9.1% of NRA.

▪
Recent Leasing.  Since January 2012, 11 tenants, totaling 72,294 sq. ft., have signed new or renewal leases at the Agave Center property. In addition, the largest tenant, Universal American Mortgage Company, expanded its space by 14,983 sq. ft.

▪	Fresh Equity. The sponsor contributed approximately $7.4 million to acquire the property for a total cost of approximately $29.6 million.
▪
Location.  The Agave Center property is located directly south of Warner Road and Interstate 10, which experiences a daily traffic count of approximately 162,000 vehicles. Additionally, the Phoenix Sky Harbor International Airport, one of the ten busiest airports in the United States, is approximately nine miles from the Agave Center property. As of the fourth quarter of 2013, the Tempe office submarket average vacancy was 10.8% with no new buildings under construction.

▪	Demographics. In 2012, the population and average household income within a five-mile radius of the property were 217,151 and $71,068, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

555 West 59th Street New York, NY 10019	Collateral Asset Summary – Loan No. 16 555 West 59th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$19,990,000 73.2% 1.31x 8.5%

Mortgage Loan Information
Loan Seller:	GACC
Loan Purpose:	Acquisition
Sponsor:	Ben Ashkenazy
Borrower:	555 Retail Owner LLC
Original Balance:	$19,990,000
Cut-off Date Balance:	$19,990,000
% by Initial UPB:	1.9%
Interest Rate:	4.8000%
Payment Date:	6th of each month
First Payment Date:	May 6, 2014
Maturity Date:	April 6, 2024
Amortization:	Interest only for first 24 months; 360 months thereafter
Additional Debt:	None
Call Protection:	L(24), D(92), O(4)
Lockbox / Cash Management(1):	Hard / Springing

Reserves
	Initial	Monthly
Taxes:	$79,115	$19,779
Insurance:	$7,392	$3,696
Replacement:	$0	$507
TI/LC(2):	$115,000	$4,167
Free Rent:	$129,667	$0
Common Charges:	$6,433	$6,433
Lease Sweep(3):	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$493
Balloon Balance / Sq. Ft.:	$424
Cut-off Date LTV:	73.2%
Balloon LTV:	63.0%
Underwritten NOI DSCR(4):	1.35x
Underwritten NCF DSCR(4):	1.31x
Underwritten NOI Debt Yield:	8.5%
Underwritten NCF Debt Yield:	8.2%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Parking Garage / Retail
Collateral:	Fee Simple
Location:	New York, NY
Year Built / Renovated:	2008 / NAP
Total Sq. Ft.:	40,568
Property Management:	AAC Management Corp.
Underwritten NOI:	$1,700,259
Underwritten NCF:	$1,643,180
Appraised Value:	$27,300,000
Appraisal Date:	February 18, 2014

Historical NOI
2013 NOI:	$1,266,965 (December 31, 2013)
2012 NOI:	$1,447,998 (December 31, 2012)
2011 NOI:	$1,322,213 (December 31, 2011)

Historical Occupancy(5)
Most Recent Occupancy:	100.0% (March 17, 2014)
2013 Occupancy:	75.2% (December 31, 2013)
2012 Occupancy:	75.2% (December 31, 2012)
2011 Occupancy:	75.2% (December 31, 2011)
(1)
Cash management will be triggered (i) during the continuance of an event of default, (ii) if the DSCR falls below 1.15x until such time that the DSCR is at least 1.20x for two consecutive calendar quarters or (iii) upon the occurrence of a Lease Sweep Period (as defined further below).

(2)	The TI/LC reserve is subject to a cap of $150,000.
(3)
The borrower is required to deposit all excess cash into a lease sweep reserve during a Lease Sweep Period. A “Lease Sweep Period” will commence on the monthly payment date following the date on which the tenant under the Lease Sweep Lease is required to give notice of its exercise of a renewal option and such renewal has not been exercised and will end upon the first to occur of (i) a portion of the Hertz Space being leased to one or more qualified leases (as described in the loan documents) with a DSCR of at least 1.30x or (ii) the tenant under such lease exercises its renewal option. A “Lease Sweep Lease” is defined as the Hertz lease or any replacement lease.

(4)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.76x and 1.70x, respectively.
(5)
Hertz (75.2% of NRA) has been a tenant since the property’s construction in 2008. EVF Performance’s space (12.7% of NRA) was delivered on March 4, 2014. The Riverside Center lease (12.1% of NRA) was executed at loan closing.

TRANSACTION HIGHLIGHTS
▪
Asset Quality. Constructed in 2008, the 555 West 59th Street property consists of three commercial condominiums within The Element, a modern 35-story luxury residential tower containing 186 units. Two of the three collateral commercial condominium units represent a two level parking garage consisting of 190 parking spaces with retail space leased to Hertz. The third collateral condominium unit contains the EVF Performance and Riverside Center tenants’ space.

▪
Location.  Located in Manhattan’s Upper West Side, the property is located three blocks from Columbus Circle, a major transportation hub, which provides access to the A/B/C/D/1 subway lines. Lincoln Center, home of the Metropolitan Opera, New York City Ballet and New York Philharmonic Orchestra is located four blocks from the property.

▪	Stable Tenancy. Hertz has been in occupancy at the property since it was completed in 2008 and has a lease which runs through August 2023, with one 10-year extension option.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Traverse City, MI 49686	Collateral Asset Summary – Loan No. 17 Traverse City Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$17,850,000 70.0% 1.71x 14.0%

Mortgage Loan Information
Loan Seller:	GACC
Loan Purpose:	Refinance
Sponsor:	Alexander Mowczan; Frederick A. Hackl
Borrower:	TC 92 Suites, LLC; Near the Bay, LLC; TC 61 Suites, LLC
Original Balance:	$17,850,000
Cut-off Date Balance:	$17,850,000
% by Initial UPB:	1.7%
Interest Rate:	5.3000%
Payment Date:	6th of each month
First Payment Date:	May 6, 2014
Maturity Date:	April 6, 2024
Amortization:	300 months
Additional Debt:	None
Call Protection:	L(24), D(92), O(4)
Lockbox / Cash Management:	Hard / In Place

Reserves
	Initial	Monthly
Taxes:	$217,485	$27,710
Insurance:	$19,179	$3,196
FF&E:	$0	4% of Prior Month’s Operating Income
Property Renovation:	$750,000	$0
Seasonal Working Capital(1):	$139,000	Springing

Financial Information
Cut-off Date Balance / Room:	$87,500
Balloon Balance / Room:	$66,145
Cut-off Date LTV(2):	70.0%
Balloon LTV:	52.9%
Underwritten NOI DSCR:	1.94x
Underwritten NCF DSCR:	1.71x
Underwritten NOI Debt Yield:	14.0%
Underwritten NCF Debt Yield:	12.4%
Property Information
Single Asset / Portfolio:	Portfolio of three properties
Property Type:	Limited Service Hospitality
Collateral:	Fee Simple
Location:	Traverse City, MI
Year Built / Renovated:	1984 – 2009 / 2008
Total Rooms:	204
Property Management:	Summerside Properties, LLC
Underwritten NOI:	$2,496,871
Underwritten NCF:	$2,212,033
“As-is” Appraised Value:	$25,500,000
“As-is” Appraisal Date:	January 1, 2014
“As Stabilized” Appraised Value(2):	$28,500,000
“As Stabilized” Appraisal Date(2):	January 1, 2016

Historical NOI(3)
2013 NOI:	$2,489,418 (December 31, 2013)
2012 NOI:	$2,139,978 (December 31, 2012)
2011 NOI:	$1,648,599 (December 31, 2011)

Historical Occupancy(3)
2013 Occupancy:	71.8% (December 31, 2013)
2012 Occupancy:	67.9% (December 31, 2012)
2011 Occupancy:	65.0% (December 31, 2011)
(1)
On each monthly payment date during the months of June through and including October, the borrowers are required to deposit the greater of (x) all available cash or (y) $139,000, in either case (x) or (y) subject to a cap of $695,000.

(2)	The “As Stabilized” LTV ratio is 62.6% based on stabilization of ADR and occupancy.
(3)	The Cambria Suites – Traverse City property opened in June 2009.

TRANSACTION HIGHLIGHTS
▪
Tourism.  Located in northern Michigan on a harbor between two peninsulas, Traverse City is a year-round tourist destination with its peak season from Memorial Day through Labor Day. Home to white sand and freshwater beaches such as the Sleeping Bear Dunes National Lakeshore, golf courses and vineyards, summer activities in Traverse City include swimming, trout fishing and water skiing. With over 3.8 million tart cherry trees, the National Cherry Festival draws over 500,000 visitors to the region each July. During the winter, activities include skiing, snowmobiling and snowboarding.

▪
Performance.  The Cambria Suites – Traverse City property, the Comfort Inn – Traverse City property and the Best Western – Traverse City property are ranked first, third and eighth, respectively, of the 39 hotels located in Traverse City by TripAdvisor, ahead of any Marriott or Hilton brand hotels in the market. Additionally, each property is listed first, tenth and eighth, respectively, in the United States by each of its respective brands. Since 2009, the properties have outperformed their respective competitive sets in terms of occupancy and RevPAR.

▪
Local Sponsorship/Management.  Summerside Properties, LLC has operated hotels in Traverse City for more than 10 years. Alexander Mowczan, Summerside Properties, LLC’s owner and president, won Choice Hotels’ Premier Alliance Award in 2011 and the Michigan Hotelier of the Year award from the Michigan Lodging and Tourism Association in 2012.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

4949 North 300 West Provo, UT 84604	Collateral Asset Summary – Loan No. 18 Vivint Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$16,000,000 71.1% 1.34x 9.8%

Mortgage Loan Information
Loan Seller:	Bancorp
Loan Purpose:	Refinance
Sponsor:	KC Gardner Company, L.C.
Borrower:	KC Gardner Riverwoods 2, L.C.
Original Balance:	$16,000,000
Cut-off Date Balance:	$16,000,000
% by Initial UPB:	1.5%
Interest Rate:	4.8800%
Payment Date:	5th of each month
First Payment Date:	May 5, 2014
Maturity Date:	April 5, 2024
Amortization:	300 months
Additional Debt:	None
Call Protection:	L(24), D(92), O(4)
Lockbox / Cash Management:	Hard / Springing

Reserves
	Initial	Monthly
Taxes:	$127,500	$25,500
Insurance:	$4,090	$1,022
Replacement:	$0	$1,251
TI/LC(1):	$0	$8,343
Special Rollover Reserve(2):	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$160
Balloon Balance / Sq. Ft.:	$119
Cut-off Date LTV:	71.1%
Balloon LTV:	52.9%
Underwritten NOI DSCR:	1.42x
Underwritten NCF DSCR:	1.34x
Underwritten NOI Debt Yield:	9.8%
Underwritten NCF Debt Yield:	9.3%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Suburban Office
Collateral:	Fee Simple
Location:	Provo, UT
Year Built / Renovated:	2013 / NAP
Total Sq. Ft.:	100,118
Property Management:	KC Gardner Company, L.C.
Underwritten NOI:	$1,573,315
Underwritten NCF:	$1,486,066
Appraised Value:	$22,500,000
Appraisal Date:	February 14, 2014

Historical NOI
Most Recent NOI	$1,665,950 (T-6 December 31, 2013 Ann.)
2012 NOI:	NAP
2011 NOI:	NAP
2010 NOI:	NAP

Historical Occupancy
Most Recent Occupancy:	100.0% (April 5, 2014)
2012 Occupancy:	NAP
2011 Occupancy:	NAP
2010 Occupancy:	NAP
(1)	The TI/LC reserve is subject to a cap of $200,236.
(2)
During a “Lease Sweep Period,” all excess proceeds from the property will be deposited into a Special Rollover Reserve.  A Lease Sweep Period will commence upon the following: (i) the date that is 12 months prior to the end of term of the Vivint lease, (ii) the date required under the Vivint lease by which Vivint is required to give notice of renewal and that renewal has not been exercised, (iii) Vivint surrenders, cancels, or terminates its lease prior to its then current expiration date, (iv) Vivint discontinues its business at its premises or gives notice that it intends to discontinue its business in at least 60% of the square feet of its leased square footage, (v) the occurrence and continuance of a default under the Vivint lease, or (vi) the occurrence of a tenant insolvency period.  The Special Rollover Reserve is subject to a cap of $2,000,000.

TRANSACTION HIGHLIGHTS
▪
Long Term Lease.  The Vivint Building property is 100% leased to Vivint, Inc. (“Vivint”) for a 15 year term expiring June 30, 2028. Current rent is $1,629,425, escalating 3.0% per year. Vivint is the 2nd largest residential security company in North America, operating in 96.0% of United States zip codes and serving approximately 600,000 customers as of May 2012. Vivint was acquired by a fund sponsored by Blackstone (NYSE: BX) in November 2012 for a reported purchase price in excess of $2.0 billion.

▪
Class A Improvements.  The property improvements consist of a build-to-suite single tenant three story building with a basement. The building has a steel frame with a heavy glass and granite exterior curtain wall system. The building is a Class “A” building in terms of construction components. The building includes quality finishings and materials. The improvements are of quality construction and are in good condition.

▪
Sponsorship.  Kem C. Gardner has served since 2005 as Chairman of KC Gardner Company, L.C. Formerly, he served as President of The Boyer Company for 30 years. During his 40 years in the real estate business, he has been involved in the development of some 3000 residential lots and more than 28 million square feet of corporate office and medical buildings, retail shopping centers, life-style centers, hotels and industrial/ manufacturing facilities. As of June 30, 2013, KC Gardner Company, L.C. reported ownership interests in 30 real estate developments with a total market value of $240.0 million and equity of $39.5 million.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

221, 229, 231 & 233 West Bute Street Norfolk, VA 23510	Collateral Asset Summary – Loan No. 19 Wainwright Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$15,760,520 72.6% 1.22x 8.2%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Sponsor:	Jeffrey D. Wassmer, Frank T. Gadams, John F. Biagas
Borrower:	WBG Financial Investment & Capital, LLC
Original Balance:	$15,800,000
Cut-off Date Balance:	$15,760,520
% by Initial UPB:	1.5%
Interest Rate:	5.1205%
Payment Date:	6th of each month
First Payment Date:	March 6, 2014
Maturity Date:	February 6, 2024
Amortization:	360 months
Additional Debt:	None
Call Protection:	L(26), D(90), O(4)
Lockbox / Cash Management(1):	Springing Hard / Springing

Reserves
	Initial	Monthly
Taxes:	$4,000	$4,000
Insurance:	$13,371	$1,910
Replacement:	$0	$3,150
Required Repairs(2):	$35,000	NAP
Earnout(3):	$650,000	NAP

Financial Information(4)
Cut-off Date Balance / Unit:	$125,083
Balloon Balance / Unit:	$103,472
Cut-off Date LTV:	72.6%
Balloon LTV:	60.1%
Underwritten NOI DSCR:	1.26x
Underwritten NCF DSCR:	1.22x
Underwritten NOI Debt Yield:	8.2%
Underwritten NCF Debt Yield:	8.0%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Mid Rise Multifamily
Collateral:	Fee Simple
Location:	Norfolk, VA
Year Built / Renovated:	1925 / 2013
Total Units:	126
Property Management:	Drucker & Falk, LLC; D & F Payroll Agent, Inc.
Underwritten NOI(5):	$1,296,999
Underwritten NCF(5):	$1,259,199
Appraised Value:	$21,700,000
Appraisal Date:	November 5, 2013

Historical NOI(6)
2013 NOI:	NAV
2012 NOI:	NAV
2011 NOI:	NAV

Historical Occupancy(6)
Most Recent Occupancy:	96.0% (January 28, 2014)
2013 Occupancy:	NAV
2012 Occupancy:	NAV
2011 Occupancy:	NAV
(1)
A hard lockbox, cash management and a full excess cash flow sweep (up to the amount of the base rent payable under the master lease) will be triggered upon (i) any event of default, (ii) any bankruptcy action or insolvency of the borrower, guarantor, or affiliated manager or (iii) the failure by the borrower to maintain a DSCR of at least 1.10x for two consecutive quarters.

(2)
Funds in the required repairs reserve will be released upon the sealing or removal of the underground storage tanks located beneath the parking lot adjacent to the property (previously owned by the borrower).

(3)	Funds in the earnout reserve may be released to the borrower on or before February 1, 2016, provided, among other things, (i) the NOI DSCR is at least 1.25x and (ii) the occupancy is at least 95.0%.
(4)	Based on the gross loan amount of $15.8 million.
(5)
Underwritten NOI and Underwritten NCF are based on revenue and expenses generated from the multifamily property. Annual base rental payments to the borrower under the master lease are currently $1,252,560 with approximately 2.0% annual increases.

(6)
The property was originally built as a mid-rise office building in 1925 and was converted by the borrower into a luxury apartment complex in 2013 for a cost of approximately $15.6 million. As a result, Historical NOI and Historical Occupancy are not applicable.

TRANSACTION HIGHLIGHTS

▪
Property. The Wainwright Building property consists of a nine-story Class A, luxury apartment building in downtown Norfolk, Virginia. The property offers 126 units that feature 9’9” ceilings, renovated kitchens with wood cabinetry and brushed nickel finishes, oversized bathtubs and granite countertops. Amenities include a 24-hour fitness center, rooftop lounge, cyber café and secure dog walk. Since the acquisition in 2011 for $3.78 million, the borrower has invested an additional $15.6 million ($123,502 per unit) in capital expenditures to convert the building from office use.

▪
Historic Tax Credits. As a result of the renovation and the property’s historic significance, the property was able to obtain federal and state historic tax credits. The borrower leased the entirety of the property under a master lease to a master tenant in order to pass the federal tax credit through to the 99.99% owner of the master tenant, the Sherwin Williams Company. The master lease has a term of 23 years and may not be terminated or accelerated until December 31, 2018. The current annual base rent under the master lease is $1,252,560 with approximately 2.0% annual increases.

▪
Location. The Wainwright Building property is situated in the West Freemason neighborhood, which was recognized as one of “10 Great Neighborhoods for 2013” by the American Planning Association. The “Tide”, Norfolk’s light rail system, is located adjacent to the property and provides access to Eastern Virginia Medical School, Norfolk State University and Newtown Road. Additionally, the property is walking distance to MacArthur Center Mall, museums, performing arts centers, the waterfront and Scope Arena. Within a three-mile radius, the 2012 average household income and 2013 population were $54,089 and 113,428, respectively.

▪	Leasing Activity. Since opening in August 2013, the property has quickly leased up to 96.0% occupancy. The property has averaged 17 new leases per month through December 2013.
▪
Market. As of the third quarter of 2013, the Norfolk multifamily submarket vacancy was 3.4%, which was below the South Atlantic and United States averages of 4.9% and 4.2%, respectively. According to the appraiser, the property’s in-place rents are approximately 3.7% below market rents.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3170 Webster Avenue Bronx, NY 10467	Collateral Asset Summary – Loan No. 20 3170 Webster Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$15,000,000 65.8% 1.39x 9.7%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Sponsor:	Francesca Madruga; Amnon Shalhov; Chava Lobel
Borrower:	3170 Webster Avenue LLC
Original Balance:	$15,000,000
Cut-off Date Balance:	$15,000,000
% by Initial UPB:	1.4%
Interest Rate:	5.2530%
Payment Date:	6th of each month
First Payment Date:	April 6, 2014
Maturity Date:	March 6, 2024
Amortization:	Interest only for first 48 months; 360 months thereafter
Additional Debt(1):	$3,224,648 Subordinate Secured
Call Protection:	L(25), D(92), O(3)
Lockbox / Cash Management:	Hard / In Place

Reserves
	Initial	Monthly
Taxes:	$11,000	$3,667
Insurance(2):	$0	Springing
Replacement:	$0	$844
TI/LC(3):	$0	Springing
Free Rent Reserve(4):	$356,490	$0
Crunch Reserve(5):	$211,525	$0

Financial Information
Cut-off Date Balance / Sq. Ft.:	$222
Balloon Balance / Sq. Ft.:	$202
Cut-off Date LTV:	65.8%
Balloon LTV:	59.8%
Underwritten NOI DSCR(6):	1.47x
Underwritten NCF DSCR(6):	1.39x
Underwritten NOI Debt Yield:	9.7%
Underwritten NCF Debt Yield:	9.2%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	CBD Office
Collateral:	Fee Simple
Location:	Bronx, NY
Year Built / Renovated:	2013 / NAP
Total Sq. Ft.:	67,511
Property Management:	Verbena Management LLC
Underwritten NOI:	$1,457,053
Underwritten NCF:	$1,384,415
Appraised Value:	$22,800,000
Appraisal Date:	December 4, 2013

Historical NOI(7)
2013 NOI:	NAP
2012 NOI:	NAP
2011 NOI:	NAP

Historical Occupancy(7)
Most Recent Occupancy(8):	92.6% (January 9, 2014)
2013 Occupancy:	NAP
2012 Occupancy:	NAP
2011 Occupancy:	NAP
(1)
The property is encumbered by a $3,224,648 subordinate secured loan, which is currently held by Mid-City Community Sub-CDE VII, a subsidiary of US Bank, which loan was incurred to facilitate a new market tax credit. For more information see “Description of the Mortgage Pool—Certain Terms and Conditions of the Mortgage Loans—Other Financing” as described in the Free Writing Prospectus.

(2)	The borrower will be required to deposit 1/12 of the annual insurance premiums into the insurance reserve if an acceptable blanket policy is no longer in place.
(3)
The borrower will be required to deposit all excess cash into a TI/LC reserve if (i) any tenant does not exercise its renewal option or (ii) any tenant “goes dark”, defaults, is subject to any bankruptcy action or provides written notice of its intent to vacate the space.

(4)	Comprised of $325,846 of free rent for Bronx Community Charter School through June 2016 and $30,644 of free rent for Crunch Fitness through April 2014.
(5)	The Crunch Reserve represents tenant improvements owed to Crunch Fitness pursuant to its lease executed in August 2013.
(6)	Based on amortizing debt service payments. Based on current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.82x and 1.73x, respectively.
(7)	The 3170 Webster Avenue property was completed in 2013. As such, Historical NOI and Historical Occupancy are not applicable.
(8)	The vacant space of the 3170 Webster Avenue property consists of basement storage space.

TRANSACTION HIGHLIGHTS
■	Sponsor Equity. The 3170 Webster Avenue property was constructed by the sponsor in 2013 for $20.4 million ($302 PSF), resulting in $5.4 million of equity remaining in the 3170 Webster Avenue property.
■
Long-Term Tenancy. The 3170 Webster Avenue property is 45.9% leased to federally and state funded tenant, Bronx Community Charter School whose lease expires in July 2029. The 3170 Webster Avenue property is also leased to Ambulatory Surgical Centers of America (23.2% of NRA) and Crunch Fitness (23.5% of NRA), which have invested over $7.5 million combined for the build-out and customization of their respective spaces. The Ambulatory Surgical Centers of America lease expires in December 2033 and the Crunch Fitness Lease expires in October 2033.

■
Location. The 3170 Webster Avenue property is located in the northern portion of the Bronx, New York, just south of Westchester County along Webster Avenue, a commercial corridor within the Norwood neighborhood. The 3170 Webster Avenue property is within 5 blocks of the D subway line as well as New York City bus service. The 3170 Webster Avenue property is also less than one mile from the North Central Bronx Hospital, which is the primary healthcare facility in the northern Bronx.

■
Local Sponsorship. Francesca Madruga is a principal of Maddd Equities LLC, which has been involved in the development of over 1,500 units of multifamily rental housing and 200,000 sq. ft. of commercial and office development, primarily in the Bronx, as well as Queens and Manhattan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

STATEMENT REGARDING ASSUMPTIONS AS TO
SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

This material is for your information, and none of Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., CastleOak Securities, L.P., KeyBanc Capital Markets Inc. and Credit Suisse Securities (USA) LLC (the “Underwriters”) are soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Neither this document nor anything contained herein shall form the basis for any contract or commitment whatsoever. The information contained herein is preliminary as of the date hereof. These materials are subject to change, completion or amendment from time to time.  The information contained herein will be superseded by similar information delivered to you as part of the offering document relating to the Commercial Mortgage Pass-Through Certificates, Series COMM 2014-CCRE16 (the “Offering Document”).  The Information supersedes any such information previously delivered.  The Information should be reviewed only in conjunction with the entire Offering Document. All of the information contained herein is subject to the same limitations and qualifications contained in the Offering Document.  The information contained herein does not contain all relevant information relating to the underlying mortgage loans or mortgaged properties. Such information is described elsewhere in the Offering Document.  The information contained herein will be more fully described elsewhere in the Offering Document.  The information contained herein should not be viewed as projections, forecasts, predictions or opinions with respect to value.  Prior to making any investment decision, prospective investors are strongly urged to read the Offering Document its entirety.   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this free writing prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The attached information contains certain tables and other statistical analyses (the “Computational Materials”) which have been prepared in reliance upon information furnished by the Mortgage Loan Sellers.  Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments or losses on the underlying assets will occur at rates higher or lower than the rates shown in the attached Computational Materials. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. None of Underwriters or any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

This document contains forward-looking statements. Those statements are subject to certain risks and uncertainties that could cause the success of collections and the actual cash flow generated to differ materially from the information set forth herein. While such information reflects projections prepared in good faith based upon methods and data that are believed to be reasonable and accurate as of the dates thereof, the issuer undertakes no obligation to revise these forward-looking statements to reflect subsequent events or circumstances. Individuals should not place undue reliance on forward-looking statements and are advised to make their own independent analysis and determination with respect to the forecasted periods, which reflect the issuer’s view only as of the date hereof.

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